As filed with the Securities and Exchange Commission on April 17, 2015

Securities Act File No. 333-202650
Investment Company Act File No. 811-23038

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form N-2
☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒ PRE-EFFECTIVE AMENDMENT NO. 1
☐ POST-EFFECTIVE AMENDMENT NO.
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Prospect Yield Corporation, LLC
(Exact Name of Registrant as Specified in the Charter)
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10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of Principal Executive Offices)
(212) 448-0702
(Registrant’s Telephone Number, Including Area Code)
M. Grier Eliasek
Prospect Yield Corporation
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
COPIES TO:
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Richard T. Prins, Esq. Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, New York 10036 Telephone: (212) 735-5000 Facsimile: (212) 777-2790	Joseph Ferraro, Esq. General Counsel Prospect Administration LLC 10 East 40th Street, 42nd Floor New York, New York 10016 Telephone: (212) 448-0702 Facsimile: (212) 448-9652	Anna T. Pinedo, Esq. Morrison & Foerster LLP 250 West 55th Street New York, New York 10019 Telephone: (212) 468-7000 Facsimile: (212) 468-7900
Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.
If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☐
It is proposed that this filing will become effective (check appropriate box): ☐ when declared effective pursuant to section 8(c).
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CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Subscription rights to purchase shares of common stock(2)	N/A	N/A	N/A	(3)
Common stock, par value $0.001 per share	N/A	N/A	$1,000,000	$116(4)

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(o) under the Securities Act of 1933, as amended.

(2)	Evidencing the right to subscribe for shares of common stock, par value $0.001 per share.

(3)	The subscription rights are being issued without consideration. Pursuant to Rule 457(g), no separate registration fee is payable.

(4)	Previously paid.
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The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION, DATED APRIL 17, 2015
Prospect Yield Corporation
Up to Shares of Common Stock Issuable Upon the Exercise of Subscription Rights at $ Per Share
Subscription Rights to Purchase Shares of Common Stock
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This prospectus is being furnished to you as a holder of common stock of Prospect Capital Corporation, or “PSEC,” in connection with the planned distribution by PSEC to each holder of its common stock as of the close of business on                , 2015, or the “Record Date,” at no sales charge, transferable subscription rights, or the “Subscription Rights,” to purchase up to an aggregate of            shares of common stock, par value $0.001 per share, of Prospect Yield Corporation, or “PYLD,” at a price of $        per whole share, or the “Rights Offering.” PSEC will distribute to each holder of its common stock as of the Record Date         Subscription Right(s) for each full share of common stock owned by that stockholder as of the Record Date. Each Subscription Right will entitle its holder to purchase from PSEC                  of a share of PYLD common stock. A holder will need        Subscription Rights to purchase one whole share of PYLD common stock. Additionally, Record Date holders of Subscription Rights who fully exercise all of their basic Subscription Rights may also make a request to purchase additional shares of PYLD’s common stock that are not purchased by other stockholders pursuant to the basic Subscription Right, through exercise of the over-subscription privilege, although we cannot assure you that any over-subscriptions will be filled.
PYLD is a recently formed, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in equity securities and junior debt obligations of entities known as Collateralized Loan Obligations, or “CLOs,” whose debt securities are collateralized by diverse portfolios consisting primarily of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans.” We have initially implemented our investment objective by acquiring a portfolio of CLO equity and debt securities held by PSEC, and we will be fully invested at the closing of the Rights Offering, except for cash held by us to pay fees and expenses and to make additional investments in an amount equal to       % of our total assets (our “Initial Portfolio”). We may in the future also invest in loan accumulation facilities, which acquire Senior Secured Loans on an interim basis that are expected to form part of a CLO. We refer to equity securities and junior debt obligations of CLOs, loan accumulation facilities, and direct investments in securities that pay interest such as Senior Secured Loans, collectively as “Target Securities.” The Initial Portfolio only contains investments in equity securities and junior debt obligations of CLOs. We are not making a commitment or a guarantee that we will invest in loan accumulation facilities or direct investments in securities that pay interest such as Senior Secured Loans. Under normal circumstances we will invest at least 80% of our assets in securities that pay interest or periodic distributions. This investment strategy may be changed by our Board of Directors if we provide our stockholders with at least 60 days’ prior notice and change our name accordingly.
We intend to elect to be treated for federal income tax purposes as a regulated investment company under the Internal Revenue Code of 1986, as amended. We are managed by Prospect Capital Management L.P., a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission, or “SEC.” Prospect Capital Management L.P. oversees the management of our activities and is responsible for making investment decisions for our portfolio. Our administrator, Prospect Administration LLC, will provide administration services necessary for us to operate.
We intend to make regular monthly distributions in the form of dividends. We have declared a dividend in the amount of $            per share for the month ending                with a record date of               , 2015 and a payment date of               , 2015.
Immediately prior to the closing of the Rights Offering, PSEC will hold all of PYLD’s common stock. Upon completion of the Rights Offering, PSEC will have disposed of up to all of its shares of PYLD’s common stock and PYLD will have become a publicly-traded company independent from PSEC.
The Subscription Rights are transferable during the course of the subscription period, until               , 2015, the fourth business day prior to the expiration of the Rights Offering, and we have applied to list the rights for trading on the NASDAQ Global Select Market under the symbol “PYLDR.” The Subscription Rights will be available for trading for a period of 16 business days unless such period is extended by PSEC. We cannot assure you that a market for the Subscription Rights will develop. We have applied to list shares of our common stock for trading on the NASDAQ Global Select Market under the symbol “PYLD.” No public market currently exists for our common stock or for the Subscription Rights.

To the extent you properly exercise your over-subscription privilege for an amount of shares of common stock that exceeds the number of the unsubscribed shares allocated to you, the subscription agent will return to you any excess subscription payments, without interest or penalty, as soon as practicable following the expiration of the Rights Offering. We have engaged                 to serve as the subscription agent and                         as information agent for the Rights Offering. The subscription agent will hold in escrow the funds we receive from subscribers until we complete or cancel the Rights Offering.
The Subscription Rights will expire if they are not exercised by 5:00 p.m., New York City time, on                 , 2015, the 20th business day following the distribution of the rights,. Any Subscription Rights that expire without having been exercised will thereafter be void and have no value. However, PSEC may extend the Rights Offering for additional periods ending no later than                          , 2015. The Rights Offering is subject to the satisfaction or waiver, as applicable, of certain conditions, including the condition that not less than 75.1% of PYLD’s shares of common stock owned by PSEC must be sold pursuant to the exercise of the Subscription Rights (the “Minimum Subscription Condition”) prior to the expiration of the Rights Offering, including any extensions thereof. The Minimum Subscription Condition cannot be waived by PSEC. In addition, PSEC has the right to withdraw and cancel the Rights Offering if, at any time prior to its expiration, the Board of Directors of PSEC determines, in its sole discretion, that the Rights Offering is not in the best interest of PSEC or its stockholders, or that market conditions are such that it is not advisable to consummate the Rights Offering. If PSEC cancels the Rights Offering, the subscription agent will return all subscription payments received, without interest or penalty, as soon as practicable. The dealer managers will not receive any discounts or commissions in the event of a cancellation of the Rights Offering and PSEC will absorb the expenses of the Rights Offering if it is terminated. See “The Rights Offering—Conditions, Withdrawal and Cancellation.”
You should carefully consider whether to exercise your Subscription Rights before the Rights Offering expires. All exercises of Subscription Rights are irrevocable. The purchase of shares of our common stock and the Subscription Rights may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. PYLD’s securities have no history of public trading. Shares of publicly-traded closed-end investment companies frequently trade at a discount to their net asset value. If our shares begin trading publicly and trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.
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You should read “Risk Factors” beginning on page 38, “Questions and Answers About PYLD and the Rights Offering” and all other information included in this prospectus, before you decide to exercise your Subscription Rights, including the risk of leverage and certain tax consequences of the Rights Offering. Neither the PSEC nor the PYLD Board of Directors is making any recommendation regarding whether exercise of the Subscription Rights or the over-subscription privilege is or is not in your best interests.
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We have retained Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc. and Incapital LLC to act as dealer managers in connection with this Rights Offering. The dealer managers are not underwriting this Rights Offering and have no obligation whatsoever to purchase, or procure purchases of, the Subscription Rights or the underlying common stock of the Subscription Rights offered hereby. No deal manager makes any recommendation as to whether you should exercise, transfer or let lapse your Subscription Right.
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This prospectus contains important information about us that a prospective investor should know before exercising your Subscription Rights or investing in our shares. Please read this prospectus before investing and keep it for future reference. We have filed with the SEC a statement of additional information dated as of the date of this prospectus, as may be amended (“SAI”), containing additional information about us. The SAI is incorporated by reference in its entirety into this prospectus. See “Table of Contents of SAI” for a listing of the contents of the SAI. We will also file annual, semi-annual and quarterly reports, proxy statements and other information about us with the SEC. This information and the SAI will be available free of charge by contacting us at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702 or on our website at www.prospectyieldcorporation.com. The SEC also maintains a website at www.sec.gov that contains the SAI and other information regarding us.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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	Per Share	Total
Subscription price per share of common stock to holders exercising Subscription Rights	$	$
Dealer manager discounts and commissions(1)	$	$
	$ (2)	$ (2)
(1)The dealer managers will not receive a solicitation fee; however, each broker-dealer that has executed a soliciting dealer agreement and has solicited the exercise of the Subscription Rights will receive a fee of $ for every set of          Subscription Rights exercised. The fee in the table assumes the exercise of all the Subscription Rights. See "Plan of Distribution."

(2)In addition to the dealer manager discounts and commissions, we estimate that we may incur in connection with the Rights Offering approximately $ of expenses (approximately % of the subscription price).

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Ladenburg Thalmann
Incapital LLC
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The date of this prospectus is , 2015.

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You should rely only on the information contained in this prospectus. We have not authorized, and the dealer managers have not authorized, any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. This prospectus will be amended to reflect material changes to the information contained herein.

i

Our common stock does not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

ii

SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making your investment decision.
Unless otherwise noted, the terms “we,” “us,” “our,” and “PYLD” refer to Prospect Yield Corporation; the terms the “Adviser” and “Prospect Capital Management” refer to Prospect Capital Management L.P.; the term “PSEC” refers to Prospect Capital Corporation; and the terms “Prospect Administration” and the “Administrator” refer to Prospect Administration LLC. In addition, in this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close.
Prospect Yield Corporation
We are a recently formed, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” As such, we are required to comply with certain regulatory requirements. See “Regulation” in the statement of additional information, or “SAI.” We are managed by Prospect Capital Management L.P., a registered investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act,” which oversees the management of our activities and is responsible for making investment decisions for our portfolio. We intend to elect to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code.”
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in equity securities and junior debt obligations of entities known as Collateralized Loan Obligations, or “CLOs,” that are collateralized by diverse portfolios consisting primarily of senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans.”
Senior Secured Loans, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. We may in the future also invest in loan accumulation facilities, which acquire Senior Secured Loans on an interim basis that are expected to form part of a CLO. We refer to equity securities and junior debt obligations of CLOs, loan accumulation facilities, and direct investments in securities that pay interest, collectively as “Target Securities.” The Initial Portfolio only contains investments in equity securities and junior debt obligations of CLOs. We are not making a commitment or a guarantee that we will invest in loan accumulation facilities or direct investments in securities that pay interest such as Senior Secured Loans. In addition, the Target Securities in which we will primarily seek to invest are unrated or rated below investment grade, which are often referred to as “junk” or “high yield,” and are considered speculative with respect to timely payment of interest and repayment of principal. Under normal circumstances we will invest at least 80% of our assets in securities that pay interest or periodic distributions. This investment objective may be changed by our Board of Directors if we provide our stockholders with at least 60 days’ prior notice and change our name accordingly.
Our Adviser will manage our investments and its affiliate, Prospect Administration, will provide the administrative services necessary for us to operate.
About Our Adviser
We are managed by Prospect Capital Management L.P., an asset management firm, pursuant to an Investment Advisory Agreement (the “Investment Advisory Agreement”). Our Adviser is registered as an investment adviser with the Securities and Exchange Commission, or “SEC,” under the Advisers Act and is led by a team of investment professionals from the investment and operations team of Prospect Capital Management. These individuals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment objective.
All investment decisions will be made by our Adviser’s investment professionals. Our Board of Directors, which has a majority of independent Directors, will oversee and monitor our investment performance and relationship with our Adviser. See “Investment Advisory Agreement.”

Our Adviser’s investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments, and managing and investing in CLOs and the Target Securities. Such professionals also have knowledge of the managerial, operational, accounting and regulatory requirements of publicly registered investment companies. Our Adviser will utilize its investment, finance, accounting, legal and administrative personnel, in addition to those of Prospect Administration, and may retain additional personnel as our activities expand. See “Investment Objective and Strategies-About Our Adviser.” We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment objective. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.
Prospect Capital Management also manages PSEC, a business development company traded on the NASDAQ Global Select Market, or “NASDAQ.” See “Risk Factors—Risks Related to our Adviser and Its Affiliates.” PSEC commenced operations on July 27, 2004, focusing on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. private middle market companies. As of December 31, 2014, PSEC had (i) total assets of approximately $6.7 billion and (ii) capital under management of approximately $7.3 billion (including undrawn credit facilities). PSEC had $1.12 billion of CLO investments as of December 31, 2014. Prospect Capital Management owns a controlling interest in Priority Senior Secured Income Management, LLC. Priority Senior Secured Income Management, LLC is the investment adviser to Priority Income Fund, Inc., formerly known as Priority Senior Secured Income Fund, Inc. (“PRIS”), a closed-end management investment company that commenced operations on July 31, 2012. PRIS focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, by investing, under normal circumstances, at least 80% of its total assets, or net assets plus borrowings, directly or through CLOs in Senior Secured Loans. PRIS’s total holdings consisted of $28.2 million of CLO investments as of December 31, 2014.
Risk Factors
An investment in our shares involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our shares. The following are some of the risks an investment in us involves:

•
We have no operating history as a closed-end investment company and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective;

•	Our investments in equity and junior debt classes of CLOs are likely to be subordinate to the other debt classes of such CLOs, and to that extent are subject to a higher degree of risk of total loss;

•	At the time of issuance, CLO equity securities are under-collateralized in that the liabilities of a CLO at inception exceed its total assets;

•
When we invest in CLOs, we will generally have the right to receive payments only from such CLOs, and will generally not have direct rights against the underlying borrowers comprising the CLOs’ investments or against the entities that sponsored the CLOs;

•
Most of our investments will be non-investment grade. Non-investment grade securities involve a greater risk of default and higher price volatility than investment grade securities. These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal;

•	The Senior Secured Loans held in the CLOs in which we invest may be sold by the CLO collateral manager, resulting in a loss to us;

•	We are dependent on our Adviser and our Adviser’s key management personnel for our future success;

•	We and the collateral managers of the CLOs in which we invest have no control over the administration and amendment of the Senior Secured Loans held in such CLOs;

•	Our investments may be subject to prepayments and calls, increasing reinvestment risk;

•	The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans held by the CLO may adversely affect us;

•	There is the potential for interruption and deferral of cashflow to our CLO investments;

•	CLOs typically have no significant assets other than their underlying Senior Secured Loans; payments on the CLOs are and will be payable solely from the cashflows from such debt securities;

•	Our CLO investments may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies;

•	Our CLO investments are exposed to leveraged credit risk;

•	Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. securities;

•	We are subject to financial market risks, including changes in interest rates, which may have a substantially negative impact on our investments;

•
Our portfolio will be recorded at fair value as determined in good faith by or under the direction of our Board of Directors and, as a result, there may be uncertainty as to the value of our investments;

•	We may invest in assets with no or limited performance or operating history;

•	We are exposed to underlying borrower fraud through our portfolio securities;

•	We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence;

•
We may borrow funds or issue preferred stock to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested, therefore increasing the risks associated with investing in our shares;

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income;

•
The potential for our Adviser to earn incentive fees under the Investment Advisory Agreement may create an incentive for it to incur leverage and enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on common equity plus the liquidation preference of preferred stock, our Adviser may have an incentive to increase portfolio leverage in order to earn higher base management fees;

•
A general increase in interest rates will likely have the effect of making it easier for our Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings due to the “catch up” feature of the incentive fee;

•
Although our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we may rely on an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. Such exemptive order does not eliminate the possibility that our Adviser and its affiliates may face conflicts of interests in its investment decisions on behalf of its clients;

•
Prior to completion of this offering, there will be no public market for our common stock, and we cannot assure you that the market price of our common stock will not decline following the separation from PSEC;

•
Shares of closed-end management investment companies have frequently traded at discounts to their net asset values, and we cannot assure you that the market price of our common stock will not decline below our net asset value per share;

•	Our common stock price may be volatile and may decrease substantially;

•	There is a risk that our stockholders may not receive distributions and that our distributions may not grow over time;

•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock; and

•	Certain provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.

See “Risk Factors” beginning on page 38 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our shares.

Investment Objective and Strategies
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in equity securities and junior debt obligations of CLOs that are collateralized by diverse portfolios consisting primarily of Senior Secured Loans.
Senior Secured Loans, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Senior Secured Loans typically will be BB or B rated (non-investment grade or “junk”) and in limited circumstances, unrated, loans originated in the United States. Such loans typically have a first lien on the borrower’s assets and, less frequently, a second lien on such assets. They may also be difficult to value and illiquid. We may in the future also invest in loan accumulation facilities, which acquire Senior Secured Loans on an interim basis that are expected to form part of a CLO. This investment strategy may be changed by our Board of Directors if we provide our stockholders with at least 60 days’ prior notice and change our name accordingly.
Our Initial Portfolio consists of interests initially acquired by PSEC since August 2011 as new issues and, to a lesser extent, in transactions in the secondary market. As of December 31, 2014, these investments had an aggregate fair value of $1.12 billion. Our Initial Portfolio will consist of a pro rata share of PSEC’s CLO portfolio and consist of 34 CLO equity and debt investments. The Initial Portfolio only contains investments in equity securities and junior debt obligations of CLOs. These investments have 13 different CLO collateral managers. The pro rata allocation will be based on the aggregate fair value of the assets, which will be approved by the Boards of Directors of PYLD and PSEC, including each Board’s independent directors. PSEC will continue to hold a portion of each CLO investment. PSEC continuing to hold a portion of a CLO investment that we also hold may give rise to conflicts of interest or perceived conflicts of interest between us and PSEC. Our Adviser owes a fiduciary duty to each of PYLD and PSEC. To mitigate any conflicts or perceived conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available, the applicable investment programs and portfolio positions, and, if appropriate, conflicts of interest or perceived conflicts of interest will be presented to the independent directors of PYLD and PSEC. We expect to continue to invest in new issue transactions in the primary market and in transactions in the secondary market. We are not making a commitment or a guarantee that we will invest in loan accumulation facilities or direct investments in securities that pay interest such as Senior Secured Loans.
We will identify potential investments using the market knowledge, experience and industry relationships of our Adviser and its affiliates. Their established relationships with CLO collateral managers, underwriters and trading desks will be used to source investment opportunities in the Target Securities. In determining when to sell or call an investment, our Adviser will consider the following factors: the historical and expected performance of such investment, its remaining reinvestment period, current market conditions, our capital needs, and other factors.
We seek to invest a majority of our assets in a portfolio of cashflow CLO equity and debt securities. The underlying assets of cashflow CLOs are comprised primarily of Senior Secured Loans. Therefore, there is a direct relationship between the market for Senior Secured Loans and the market for cashflow CLOs in which we will seek to invest. Most cashflow CLOs differ from market value CLOs in that they do not include mark-to-market covenants. That is, the cashflow CLOs that we target have covenants that are primarily based on the stated value of, and interest payments made in respect of, the performing debt obligations owned by the CLO, whereas market value CLOs have covenants that are primarily based on the market value of the debt obligations owned by the CLO. Thus, the performance of a cashflow CLO is less sensitive than the performance of a market value CLO to the market volatility of the Senior Secured Loans owned by the CLO. We have invested so as to obtain exposure across a relatively broad range of underlying borrowers, sectors, CLO collateral managers, and CLO maturity profiles. We also take into consideration our indirect exposure to particular underlying obligors. In order to comply with diversification requirements applicable to RICs, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5% of the value of our gross assets or 10% of the voting securities of the investment, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25% of the value of our gross assets. See “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company” for our detailed RIC diversification requirements. By virtue of our existing investments in cashflow CLOs, which are predominantly collateralized by pools of Senior Secured Loans, we are broadly diversified with respect to underlying credit and are not significantly exposed to any one particular industry or borrower. We have no restrictions on the industry or borrower exposure of the underlying assets, and we do not intend to operate as a “diversified” investment company within the meaning of the 1940 Act. We do not intend to invest in any CLOs or investment companies managed by our Adviser or its affiliates.

As a stockholder of PYLD, you will not be able to directly enforce any rights and remedies in the event of a default by a CLO or by an issuer of an underlying Senior Secured Loan held by a CLO. In the case of CLO securities owned by PYLD, PYLD will not be able to enforce any rights and remedies in the event of a default of a Senior Secured Loan held by a CLO.
Our Target Securities, and particularly our investments in CLOs, may be difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter basis by institutional investors. We value these securities quarterly at fair value as determined in good faith by or under the direction of our Board of Directors.
We will be subject to certain regulatory restrictions in making our investments. We will be permitted to, and may, co-invest in syndicated investments and secondary market investments with affiliates such as PSEC and PRIS where price and quantity related terms are the only negotiated points, in accordance with existing regulatory guidance. Further, we may engage in certain co-investment transactions with our Adviser and/or its affiliates pursuant to an exemptive relief order dated February 10, 2014 granted to our Adviser and its affiliates and future affiliated advisers and funds. Under the order, our Adviser and its affiliates are obligated to determine whether we should participate in any investment transactions that are subject to the order and, if so, to offer us appropriate participation. Under the terms of the relief permitting us to co-invest with other funds managed by our Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors must reach certain conclusions in connection with a covered co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.
To seek to enhance our returns, we may borrow money from time to time or issue preferred stock at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur debt leverage up to one-third of our total assets and preferred stock or a combination of preferred stock and debt leverage up to one-half of our total assets) when the terms and conditions available appear to our Adviser to be favorable to long-term investing and well-aligned with our investment objective and portfolio composition. In determining whether to borrow money, our Adviser will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our shares. See “Risk Factors—Risks Related to Leverage” for a discussion of the risks inherent to employing leverage.
See “Investment Objective and Strategies” for additional information regarding our investment objective and strategies.
CLO Overview
A CLO is a special purpose vehicle formed (typically in the Cayman Islands or another similar foreign jurisdiction) to purchase a broadly diversified portfolio of debt obligations, primarily Senior Secured Loans, and issues multiple classes of rated debt obligations and also an equity class (often composed of unrated debt obligations treated as equity interests). A CLO uses the periodic cash flows from its portfolio of debt obligations to service multiple classes of rated debt obligations. The proceeds from the sale of the debt and the junior capital classes are used to fund the purchase of the underlying Senior Secured Loans.
In a typical CLO, as shown in the chart below, the capital structure would include approximately 90% of rated debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s equity class. So long as a CLO’s contractual obligations are met (including, among others, overcollateralization and interest coverage tests), cashflows derived from the CLO’s pool of Senior Secured Loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to meet the payment obligations of the highest ranking debt class, third to meet the payment obligations of the next highest ranking debt class and so on until all obligations of the CLO have been met. This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated class of securities, the equity class, is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior class is the least sensitive to them.

Typical Corporate Capital Structure
CLO Eligible
Senior Secured Loans
Unsecured / Subordinated Debt
Equity
100 – 200 Senior Secured Loans
Contractual Interest Payments and Principal Payments by Seniority
Diversified Portfolio of Senior Secured Loans
Aaa / AAA Class
Aa2 / AA Class
A2 / A Class
Baa2 / BBB Class
Ba2 / BB Class
Excess Payments To Equity Class
Equity Class

The equity class represents the most junior class in the CLO capital structure. The equity class is typically not rated and is subordinated to the debt classes. The holders of this class are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity class captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of all more senior debt securities. Economically, the equity class benefits from the difference between the interest and principal received from the Senior Secured Loans and the interest and principal paid to the holders of debt classes of the CLO. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity class in that holders of that position generally will be the first to have their payments decreased by the deficiency.
The debt classes of CLOs are typically rated and have a stated coupon, which is usually a floating interest rate at a stated spread to LIBOR. Typically, CLOs have only one class of true equity; however, the most junior class of debt is treated as equity for tax purposes and is referred to by us as equity. An equity class of a CLO does not have a stated coupon. Rather, payments to the equity class of a CLO depend on the residual cashflows after all interest, fees and expenses on the debt classes have been paid and contractual tests have been satisfied. The equity class of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated class in the CLO’s capital structure, whereas each senior CLO debt class is generally not adversely affected by defaults and realized and unrealized losses until total realized losses exceed the value of the equity class and all junior debt classes. CLO debt and equity payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
Each class of securities issued by a CLO generally has voting rights on any amendments that would have a material effect on such class. Neither the debt classes nor equity class of CLOs have voting rights on the management of the underlying portfolio of Senior Secured Loans. The holders of a majority of the equity class of a CLO typically have the right to approve and/or replace the CLO collateral manager after there has been a default in the terms of the CLO. The equity class of a CLO also usually has the ability to force a sale of the CLO’s assets to pay off all of the CLO’s debt following a non-call period that may extend for several years, and PYLD has this right where it holds a majority of the equity class of a CLO. Immediately following the closing of the Rights Offering, it is expected that PYLD will not hold the majority of the equity class in any CLO. However, the Adviser may be able to exercise such rights on behalf of multiple accounts managed by the Adviser, including PYLD. Debt classes of CLOs do not have the right to force repayment of any other debt classes or the equity class.

Market Opportunity
We believe that the CLO market, including the Senior Secured Loan markets, have represented and continue to represent attractive areas for investment. We believe that investments in the equity securities and junior debt obligations of CLOs provide an efficient mechanism for investing in the Senior Secured Loan market because investments in CLOs allow for us to invest in a highly diversified and levered pool of assets in a cost efficient manner. We are able to invest in equity securities and junior debt obligations of CLOs that have leveraged exposure without the execution costs of creating such a portfolio. Investments in the more senior debt obligations of CLOs, on the other hand, do not provide the same efficiencies in terms of leverage and do not have the same equity exposure. We believe that while the U.S. Senior Secured Loan market is relatively large, with Standard & Poor’s estimating the total par value outstanding at approximately $832.42 billion as of December 31, 2014, this market remains largely inaccessible on a direct investment basis to a significant portion of investors that are not lenders or approved institutions.
An investment in a CLO offers access to a diversified and actively managed or actively monitored portfolio of Senior Secured Loans in a single investment. An investment in the equity class of a CLO provides the potential for enhanced returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding the rated debt liabilities.
The most junior classes of all U.S. CLOs (typically referred to as CLO equity classes) have delivered nearly 22% annual average cash yields since January 2003, as shown in the chart below,(1) and, according to Wells Fargo, from 1996 to May 2012, Moody’s rated 4,118 debt tranches from 719 U.S. CLOs. Of that population, 32 suffered principal losses at maturity for a default rate of 0.8%.(2) Wells Fargo notes that most of the defaulted CLO tranches were not from traditional CLOs, the investment type of which the Target Securities are comprised.
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(1)	Source: Citigroup Global Capital Markets Research – January 15, 2014.

(2)	Source: Wells Fargo Structured Products Research – The CLO Salmagundi: CLOs vs. Corporates, A Default Rate Comparison – March 14, 2014.
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(1)	Source: Citigroup Global Markets Research. 2013 data includes revised index constituents per Citi.
Cashflow transactions
The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager, or structured as static pools where few if any changes can be made to the initial asset selection. We intend to invest primarily in actively-managed transactions where the portfolios will be managed according to typically stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody’s, Standard & Poor’s, and/or Fitch), such as a portfolio broadly invested by industry and issuer and weighted average rating requirements on the Senior Secured Loans in the portfolio.
Broad investment variety is a key feature of the portfolios of the CLOs in which we invest, and is aimed at minimizing the effect of potential credit deterioration. Typical guidelines require broad investment variety by issuer and industry. Individual CLO portfolios will generally consist of a large number of issuers in various industries.
Returns to investors in the equity classes of CLOs depend on a number of factors. One of the principal drivers is the number and timing of defaults in the portfolio, as well as recovery rates on any defaulted Senior Secured Loans. Other factors which contribute to return performance are correlation among assets, portfolio purchase price, repayment rate, reinvestment interest rate, trading gains/losses, test levels, frequency of payment on assets and liabilities, and timing of allocation of cashflows.
Senior Secured Loans generally have the following features:

•
Seniority. A Senior Secured Loan typically has a first lien, or sometimes a second lien, on the borrower’s assets and ranks senior in a borrower’s capital structure to other forms of debt or equity. As such, that loan maintains the senior-most claim on the borrower’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a more stable and lower-risk investment relative to other more subordinate debt and equity securities issued by the borrower.

•
Floating interest rates. A Senior Secured Loan typically contains a floating interest rate rather than a fixed interest rate, which we believe provides some measure of protection against the risk of increases in interest rates and inflation. Also, the debt classes of a CLO have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities, typically subject to minimum “floors” provided for in Senior Secured Loans.

The Senior Secured Loan market is characterized by various factors, including:

•
Consistent long-term performance. Senior Secured Loans as an asset class have provided positive cash yields in all years since 1997, and only one year of negative returns including mark-to-market volatility. Senior Secured Loans in the aggregate provided a 2-year return of 7.5% in 2008 and 2009 despite the market downturn.(3)

•
Low default-rate environment. The default rate on all Senior Secured Loans included in the S&P/LSTA Leveraged Loan Index was 3.24% for the twelve month period ending December 31, 2014 and has averaged 2.42% from January 1, 2003 through December 31, 2014. The S&P/LSTA Leveraged Loan Index reflects the market-weighted performance of a selection of U.S. dollar-denominated institutional Senior Secured Loans.

•
Positive outlook for U.S. companies. We believe that U.S. companies are in general in a healthy position. Debt utilization is below the historical average as a percentage of stockholders’ equity,(4) and quarterly EBITDA in the fourth quarter of 2014 experienced an annual growth rate of over 10.3% for Senior Secured Loan issuers over the period from the fourth quarter of 2013 through the fourth quarter of 2014.(5)

•
High recovery rates. According to Moody’s, the average recovery rate for Senior Secured Loans that defaulted between 1987 and 2013 is 80.3%, which is significantly higher than other fixed income asset classes, including high-yield bonds (e.g., the 48.1% recovery rate reported for high-yield senior unsecured bonds).(6) The recovery rate equals the percentage of stated principal of a defaulted Senior Secured Loan ultimately returned after such Senior Secured Loan has defaulted.

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(3)	Source: Standard & Poor’s/LSTA Leveraged Loan Index Monthly Review – December 2014.

(4)	Source: Standard & Poor’s LCD – Leverage Lending Review 4Q14.

(5)	Source: Standard & Poor’s LCD – March 2, 2015.

(6)	Source: Moody’s Corporate Default and Recovery Rates, 1987-2013.
In the current environment, we believe the above attributes are particularly desirable. We believe that the potential returns on Senior Secured Loans may remain attractive particularly taking into account that as of December 31, 2014 corporate issuers need to refinance approximately $332.5 billion of Senior Secured Loans over the following five years(7) and that funding for such refinancing, including by CLOs, may remain scarce. We believe any such supply and demand imbalance is likely to result in relatively attractive yields for Target Securities.
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(7)    Source: Standard & Poor’s/LSTA Leveraged Loan Index Maturity Breakdown – February 11, 2015.
We believe that the Target Securities in which we intend to invest currently represent, as a class, an opportunity to obtain attractive risk-adjusted investment returns. We believe that a number of factors support this conclusion, including:

•	Large market. The U.S. CLO market is relatively large, with a total outstanding notional balance of approximately $380 billion as of December 31, 2014.(8)

•
Not impacted by mark-to-market volatility. Cashflow CLOs are not significantly affected by the mark-to-market volatility characteristic of the Senior Secured Loans they hold. Therefore, we believe a decline in Senior Secured Loan prices similar to 2008 and August 2011 would not have a negative impact on the ability of cashflow CLOs to continue to operate without default so long as payments on such Senior Secured Loans are not adversely affected. Cash flow CLOs have outperformed market value CLOs.

•
Relative immunity from operational defaults. Although we are required to fair value our holdings of Target Securities, their relative immunity from operational defaults during times of market stress may result in lower volatility of their value.

•
Diversification. CLOs are typically subject to significant investment restrictions, resulting in diversified portfolios. Investment restrictions include limitations on exposure to any one borrower, loan, or industry, requirements for minimum weighted average spreads and minimum weighted average ratings, and limitations on low-rated Senior Secured Loans. Required diversity tests typically result in the average Senior Secured Loan or issuer representing less than 2% and no industry typically exceeding 10 - 12% of a CLO’s portfolio.

•
Barriers to entry. We believe that investing in Target Securities requires high levels of research and analysis. We believe that typically this analysis can only be conducted by knowledgeable market participants, as the nature of the analysis tends to be highly specialized.

•	High average annual cash yields. U.S. CLO equity classes have delivered nearly 22% average annual cash yields since January 2003. (9)

•	Positive IRRs. 95% of CLOs currently outstanding are projected to have a positive IRR, with 89% projected to generate IRR at or exceeding 10%.(10)
We caution investors that the past performance described above is not indicative of future returns, and the results do not include fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio. See “Financial Highlights.”
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(8)    Source: Wells Fargo The CLO Salmagundi 2014 – The Year That Was – January 20, 2015.
(9)    Source: Citigroup Global Markets Research – January 15, 2014.
(10)    Source: Citigroup Global Markets Research – 2012.

Potential Competitive Strengths
We believe that we offer our investors the following potential competitive strengths:
Seasoned Portfolio and Investment History. PSEC is one of the largest U.S. cash flow CLO equity investors in the world with a portfolio of $1.09 billion of CLO equity investments and $1.12 billion of total CLO investments as of December 31, 2014. As of December 31, 2014, the PSEC CLO equity portfolio generated in the latest twelve month (“LTM”) period a cash-on-cash return of 22.0% for the investments held prior to December 31, 2013. The underlying Senior Secured Loans in PSEC’s CLO portfolio had a default balance of 0.02% and an underlying LTM default rate of 0.06% (compared to S&P/LSTA market default rate of 3.24%) as of December 31, 2014.(11) These investments have 13 different CLO collateral managers. The Initial Portfolio will consist of a pro rata share of PSEC’s CLO portfolio and consist of 34 CLO equity and debt investments. The pro rata allocation will be based on the aggregate fair value of the assets, which will be approved by the Boards of Directors of PYLD and PSEC, including each Board’s independent directors. PSEC will continue to hold a portion of each CLO investment. PSEC continuing to hold a portion of a CLO investment that we also hold may give rise to con flicts of interest or perceived conflicts of interest among us and PSEC. Our Adviser owes a fiduciary duty to each of PYLD and PSEC. To mitigate any conflicts or perceived conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available, the applicable investment programs and portfolio positions, and, if appropriate, conflicts of interest or perceived conflicts of interest will be presented to the independent directors of PYLD and PSEC. These investments were contributed to PYLD by PSEC in exchange for all of PYLD’s limited liability company equity in October 2014.
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(11)    Source: Standard & Poor’s LCD – Leveraged Lending Review 4Q14.
Established platform with seasoned investment professionals. We will benefit from the wider resources of our Adviser, which is focused on sourcing, structuring, executing, monitoring and realizing returns from a broad range of investments, including CLO equity. We believe our Adviser’s personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities. We believe our Adviser’s personnel have broad expertise and experience investing in companies, managing high-yielding debt and equity investments, and managing and investing in Target Securities. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform well in a broad range of economic conditions.
Strong relationships with CLO managers and deep industry knowledge. Our Adviser has a track record as a sophisticated investor in Target Securities. Consequently, we believe our Adviser has a preferred position to invest with these “best in class” CLO collateral managers, which allows our Adviser to (i) pick and choose among the collateral managers that our Adviser regards as the best performing based on diligenced track record results, (ii) build a portfolio of Target Securities, and (iii) build and extend a proprietary database containing important information about each collateral manager and the Target Securities market, enhancing our Adviser’s competitive edge.
Ability to benefit from majority economic positions. Our Adviser focuses on majority economic positions in Target Securities to protect capital, maximize returns through optimal call selection, and enhance liquidity.
Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only during a limited time period and must thereafter be returned to investors. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.
Efficient tax structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our investments and distribute to our stockholders as dividends. Furthermore, tax-exempt investors in our shares who do not finance their acquisition of our shares with indebtedness should not be required to recognize unrelated business taxable income, or “UBTI.” As a RIC, we will not be subject to federal income taxes on any dividends received by us from taxable entities and distributed to our stockholders. However, any taxable entities in which we own interests will generally be subject to federal and state income taxes on their income. As a result, the net return to us on the investments held by them will be reduced to the extent that such entities are subject to income taxes.
Disciplined, income-oriented investment philosophy. Our Adviser expects to employ a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at issuers of Target Securities which could result in adverse portfolio developments. Our Adviser expects to conduct regular surveillance of our portfolio and underlying loans held in CLOs including periodic dashboards that highlight migrations in credit quality. Our Adviser expects to conduct periodic calls with credit analysts of collateral managers to review specific Senior Secured Loans as well as overall portfolio metrics of our CLO investments. This strategy is designed to maximize current income and minimize the risk of capital loss.
Relationship of PYLD and PSEC
Immediately prior to the consummation of the Rights Offering, PYLD will transfer         % of the CLO portfolio to PSEC, causing PYLD’s CLO portfolio to be roughly        % of the size of its current size. The assets that will be transferred back to PSEC or a wholly-owned subsidiary of PSEC will be a pro rata portion of the CLO portfolio and will be based on their fair value, which will be approved by the Boards of Directors of PYLD and PSEC, including each Board's independent directors. PSEC will hold assets in the CLO portfolio directly and indirectly, depending on whether it continues to hold shares of our common stock after consummation of the Rights Offering. Our Adviser owes a fiduciary duty to each of PYLD and PSEC and will seek to make investment decisions and allocate portfolio transactions for all of its participating investment accounts on a fair and equitable basis, in accordance with its allocation policies. PYLD will not receive any proceeds from the Rights Offering.
Current Portfolio
As of December 31, 2014, the PSEC portfolio included two investments in the debt classes of a CLO and 32 investments in the equity class of CLOs (designated as the preference shares, subordinated notes, or income notes class from transaction to transaction) that were purchased between January 2012 and August 2014. Currently, PSEC controls the right to force redemption and its consent is required in connection with any refinancing of every CLO transaction in which it holds an investment in the residual interest, which potentially allows for a more efficient exit of a CLO investment.
As of December 31, 2014, the average yield under generally accepted accounting principles (“GAAP”) generated by: (i) the 32 equity CLO investments was approximately 15.2%, (ii) the two debt CLO investments was approximately 9.7% and (iii) the combined 34 equity and debt CLO investments was approximately 15.1%.
As of December 31, 2014, the PSEC CLO equity portfolio generated an LTM cash-on-cash return of 22.0% for investments held prior to December 31, 2013. The two debt investments, which are different debt tranches of the same CLO, have together appreciated in fair value by 14.59% and the 32 equity investments have appreciated in fair value by 4.37%, in each case, since inception through December 31, 2014. As a group, the 34 equity and debt investments have appreciated in fair value by 4.73% since inception through December 31, 2014. Since inception through December 31, 2014, 31 of the 33 CLO transactions in which PSEC held investments as of December 31, 2014 have experienced an average and median increase of 0.71% in overcollateralization since inception, equating to a total increase in collateral of over $100 million. The trustees for the other two CLO transactions in which PSEC held investments as of December 31, 2014 had not provided relevant data as of December 31, 2014 because those two CLO transactions closed during the quarter ended December 31, 2014.

SUMMARY OF THE RIGHTS OFFERING
The following summary describes the principal terms of the Rights Offering, but it is not intended to be a complete description of the offering. See “The Rights Offering” in this prospectus for a more detailed description of the terms and conditions of the distribution of rights and the offering of PYLD’s common stock.

Securities Offered
PSEC is distributing, at no sales charge, to holders of shares of PSEC’s common stock as of the Record Date, transferable Subscription Rights to purchase up to an aggregate of                shares of PYLD, at a price of $                per whole share. PSEC will distribute to each holder of its common stock as of the Record Date,                transferable Subscription Right(s) for each full share of common stock owned by that stockholder as of the Record Date (each, a “Subscription Right”). Each Subscription Right will entitle its holder to purchase from PSEC                of a share of PYLD’s common stock. A holder will need                Subscription Rights to purchase one whole share of PYLD common stock. Each Subscription Right entitles the holder to a basic Subscription Right. In addition, Record Date holders will benefit from an over-subscription privilege, as described below. The Subscription Rights will expire if they are not exercised by 5:00 p.m. New York City time, on                , 2015.

Rights Offering Proceeds
PSEC expects the gross proceeds from the Rights Offering and the exercise of the Subscription Rights will be approximately $                million, assuming that the Subscription Rights are exercised in full. PYLD will not receive any proceeds from the Rights Offering.

Basic Subscription Right
The basic Subscription Right gives holders of the Subscription Rights the right to purchase from PSEC, in the aggregate,                shares of PYLD’s common stock at a subscription price of $                per whole share. PSEC has distributed to each stockholder of record on the Record Date                Subscription Right(s) for every share of PSEC’s common stock such stockholder owned at that time. A holder will need        Subscription Rights to purchase one whole share of PYLD common stock. Fractional shares or cash in lieu of fractional shares will not be issued in the Rights Offering. Instead, fractional shares resulting from the exercise of the basic Subscription Right will be eliminated by rounding down to the nearest whole share, allocated as described below.

Over-subscription Privilege
If you held shares of our common stock on                , 2015, the Record Date, and you purchase all of the shares of PYLD’s common stock available to you pursuant to your basic Subscription Right, you may also choose to subscribe for any or all shares of PYLD’s common stock that other holders of Subscription Rights do not purchase through the exercise of their basic Subscription Rights. Over-subscription privilege exercises will be allocated as described below.

Allocation Procedure
Shares of our common stock will be allocated in the Rights Offering as follows:
•    First, shares will be allocated to holders of rights who exercise their basic Subscription Rights at a ratio of                of a share of PYLD common stock per exercised Subscription Right.

•    Second, any remaining shares that were eligible to be purchased in the Rights Offering will be allocated among the holders of rights who exercise the over-subscription privilege, in accordance with the following sequence:

(i)    Each holder who exercises the over-subscription privilege will be entitled to a minimum allocation of the percentage of the remaining shares equal to the result of dividing (a) the number of basic Subscription Rights which that holder exercised by (b) the number of basic Subscription Rights which all holders who wish to participate in the over-subscription privilege exercised. Such percentage could result in the allocation of more or fewer over-subscription shares than the holder requested to purchase through the exercise of the over-subscription privilege.

(ii)    If the allocation of remaining shares pursuant to the formula described above in the second step would result in any holder receiving a greater number of shares of common stock than that holder subscribed for pursuant to the over-subscription privilege, then such holder will be allocated only that number of shares for which the holder over-subscribed.

See “The Rights Offering—The Subscription Rights.”

Subscription Price
$                per whole share. This represents a discount or premium of      % from the fair value of PYLD’s assets as of                , 2015 determined by the Board of Directors of PSEC.
The Board of Directors determined the fair value of PYLD in accordance with its fair valuation process. In determining the subscription price, the Board of Directors of PSEC considered, among other things, (1) the desirability of broad participation in the Rights Offering by PSEC’s stockholders and of the development of a trading market for both the Subscription Rights and PYLD’s common stock and (2) PSEC’s liquidity needs and the aggregate amount of proceeds to be paid to PSEC pursuant to the Rights Offering if the Rights Offering were fully subscribed. See “Determination of Subscription Price—Determination by PSEC’s Board of Directors of the Exercise Price.”

Record Date	5:00 p.m., New York City time, on , 2015.
Expiration of the Rights Offering
5:00 p.m., New York City time, on                , 2015, unless PSEC extends the Rights Offering period. Rights not exercised by the expiration time will be void, of no value and will cease to be exercisable for PYLD’s common stock.

Reason for Rights Offering Structure
PSEC’s Board of Directors believes that separating PYLD through the Rights Offering will provide PYLD stockholders with a focused investment in an attractive asset class of equity and junior debt obligations of CLOs and Senior Secured Loans that provides current income. PSEC’s Board of Directors believes that CLOs as an asset class are attractive because they provide current income without the investor having to form the diversified portfolio of Senior Secured Loans, as well as structure leverage for and manage such portfolio. In addition, because PSEC’s ability to invest in certain types of assets, such as CLOs, is limited by the 1940 Act to 30% of its assets, separating such investments into a separate entity (i.e., PYLD) will enhance PSEC’s ability to focus on other investments.
The Rights Offering is expected to provide PSEC with approximately $           million in gross proceeds, strengthening its balance sheet and liquidity and enhancing its ability to focus on other investments.
PSEC believes that the Rights Offering will give its stockholders the ability to avoid dilution by retaining their ownership percentage in the two companies. However, stockholders may wish to sell some or all of their Subscription Rights to realize the value associated with such Subscription Rights or to fund any tax incurred upon the receipt of the Subscription Rights, which would decrease the amount of shares of PYLD’s common stock available to such stockholders. If the distribution of the Subscription Rights to a stockholder is subject to withholding tax, the stockholder’s broker (or other applicable withholding agent) may sell all or a portion of the Subscription Rights to fund the withholding tax, which would decrease the number of shares of PYLD’s common stock available to such stockholder. See “U.S. Federal Income Tax Considerations.”

Shares Outstanding Before the Rights Offering	shares of our common stock were outstanding as of , 2015. Prior to the Rights Offering, 100% of our common stock was held by PSEC.
Shares Outstanding After Completion of the Rights Offering
No new shares of our common stock will be issued or outstanding as a result of the Rights Offering. All of the shares of common stock purchased as a result of the exercise of Subscription Rights will be purchased from PSEC.

Share Ownership
As of the Record Date, PSEC owned 100% of the common stock of PYLD.

Assuming the Subscription Rights are exercised in full, PSEC will dispose of all of its shares of PYLD’s common stock as a result of the Rights Offering and will cease to be a stockholder of PYLD. To the extent that the Subscription Rights are not exercised in full and that shares not purchased through the exercise of basic Subscription Rights are not purchased pursuant to the over-subscription privilege, provided that all of the conditions of the Rights Offering (including the Minimum Subscription Condition, as defined below), PSEC will retain ownership of up to 24.9% of our common stock. In either event, PYLD will become a publicly-traded company independent from PSEC. PSEC will irrevocably waive voting rights on any such shares after completion of the offering so long as it continues to own them beneficially. To the extent that PSEC retains ownership of shares of PYLD’s common stock after the completion of the Rights Offering, PSEC may dispose of its remaining shares, including through sales into the public market or otherwise following the expiration of a 180-day lock-up period.

Use of Proceeds
PYLD will not receive any proceeds from the exercise of the rights or the sale of its common stock by PSEC. The gross proceeds of the sale of PYLD’s common stock upon exercise of the rights will be payable to and received by PSEC. Assuming the Subscription Rights are exercised in full, PSEC expects to receive cash proceeds of approximately $                million as a result of the sale of PYLD’s common stock. See “Use of Proceeds.”

Transferability of Rights
You may transfer your Subscription Rights during the course of the subscription period. We have applied to list the Subscription Rights on the NASDAQ Global Select Market under the symbol “PYLDR,” and we currently expect that the Subscription Rights will begin to trade on the first business day following the distribution of the Subscription Rights, and will continue to trade until 4:00 p.m., New York City time, on                , 2015, the fourth business day prior to the scheduled expiration date of the Rights Offering (or if the offer is extended, on the fourth business day immediately prior to the extended expiration date). The Subscription Rights will be available for trading for a period of 16 business days unless such period is extended by PSEC. Although you may transfer or sell your Subscription Rights if you do not want to exercise them to purchase shares of PYLD’s common stock, the Subscription Rights are a new issue of securities with no prior public trading market, and neither we nor PSEC can provide you with any assurances as to the liquidity of any trading market for the Subscription Rights or the market value of the Subscription Rights. See “The Rights Offering—Transferability of Subscription Rights.”

No Revocation
All exercises of Subscription Rights are irrevocable, even if you later learn of information that you consider to be unfavorable to the exercise of your Subscription Rights. You should not exercise your Subscription Rights unless you are certain that you wish to purchase shares of PYLD’s common stock at a price of $                per whole share.

Rights Offering Conditions
PSEC’s obligation to close the Rights Offering and to distribute the shares of PYLD’s common stock subscribed for in the Rights Offering is conditioned upon the satisfaction or waiver of the following conditions:

•    PSEC’s Board of Directors will have authorized and approved the separation and not withdrawn such authorization and approval, and shall have declared the dividend of the Subscription Rights to PSEC’s stockholders;

•    the SEC shall have declared effective our Registration Statement on Form N-2, of which this prospectus forms a part, under the Securities Act of 1933, as amended, or the “Securities Act,” and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the SEC;

•    our common stock and the Subscription Rights shall have been approved for listing on the NASDAQ Global Select Market or another national securities exchange or quotation system approved by PSEC, subject to official notice of issuance;

• not fewer than 75.1% of the shares of our common stock shall have been subscribed for (the “Minimum Subscription Condition”); and

•    no order, injunction or decree issued by any governmental authority of competent jurisdiction or other legal restraint or prohibition preventing consummation of the separation shall be in effect, and no other event outside the control of PSEC shall have occurred or failed to occur that prevents the consummation of the separation.

The fulfillment of the foregoing conditions will not create any obligation on the part of PSEC to close the Rights Offering. In addition, PSEC reserves the right to withdraw and cancel the Rights Offering if, at any time, the Board of Directors of PSEC determines, in its sole discretion, that the offering is not in the best interest of PSEC or its stockholders, or that market conditions are such that it is not advisable to consummate the Rights Offering. See “The Rights Offering—Conditions, Withdrawal and Cancellation.”

U.S. Federal Income Tax Considerations
For U.S. federal income tax purposes, holders of PSEC common stock (“PSEC Holders”) on the Record Date will be treated as receiving a distribution equal to the value of the Subscription Rights that they receive pursuant to the Rights Offering. Such distribution will be treated as a taxable dividend to the extent of PSEC’s current and accumulated earnings and profits, with any excess over such earnings and profits treated first as a return of capital (reducing the holder’s tax basis in its PSEC shares accordingly) and then as capital gain. We believe that the price at which the Subscription Rights trade on the day of the distribution should be the best indication of their fair market value at the time of distribution. Such a valuation, however, would not be binding on the IRS or any other tax authority. The taxing authorities could ascribe a higher valuation to the distributed Subscription Rights. Such a higher valuation may affect the tax consequences of the distribution to PSEC’s stockholders. PSEC stockholders are urged to consult their independent tax advisors as to the value of rights distributed to them.

A PSEC Holder’s tax basis in Subscription Rights received in the distribution generally will equal the fair market value of those rights on the date of the distribution, and the holding period for such rights will begin the day after the date of the distribution.

The actual tax impact of the distribution will be affected by a number of factors that are unknown at this time, including PSEC’s final earnings and profits for the year of the distribution (including, potentially, as a result of the gain, if any, that PSEC recognizes in connection with exercise of the Subscription Rights), the fair market value of the Subscription Rights on the date of the distribution, and the extent to which PSEC recognizes capital gains in the year of the distribution. Thus, a definitive calculation of the U.S. federal income tax impact of the distribution will not be possible until after the end of the year of the distribution. PSEC intends to notify its stockholders of the tax attributes of the distribution on an appropriate IRS Form 1099.

For certain U.S. federal income tax consideration of the acquisition, ownership, and disposition of shares of PYLD, see “U.S. Federal Income Tax Considerations.”

Extension and Cancellation
The Rights Offering is subject to the satisfaction or waiver of certain conditions, including the Minimum Subscription Condition, which cannot be waived by PSEC. In addition, PSEC has the right to withdraw and cancel the Rights Offering if, at any time prior to its expiration, the Board of Directors of PSEC determines, in its sole discretion, that among other things the Rights Offering is not in the best interest of PSEC or its stockholders, or that market conditions are such that it is not advisable to consummate the Rights Offering.
If PSEC cancels the Rights Offering, due to the lack of satisfaction of one or more conditions to the Rights Offering or otherwise, the Subscription Rights will be void, of no value and will cease to be exercisable for PYLD’s common stock. If PSEC cancels the Rights Offering, any money received from subscribing stockholders will be returned, without interest or penalty, as soon as practicable. If you purchase Subscription Rights during the subscription period and PSEC cancels the Rights Offering, you will lose the entire purchase price paid to acquire such Subscription Rights in the market and neither PSEC, PYLD nor the subscription agent will be under any obligation to refund to you the purchase price you paid for the purchased Subscription Rights; however, any subscription payments received by the subscription agent will be returned to you, without interest or penalty, as soon as practicable. The dealer managers will not receive any discounts or commissions in the event of a cancellation of the Rights Offering and PSEC will absorb the expenses of the Rights Offering if it is terminated. PSEC may also extend the Rights Offering for additional periods ending no later than                , 2015.

Procedures for Exercising Subscription Rights
To exercise your Subscription Rights and over-subscription privilege, if applicable, you must take the following steps:
•    If you are a registered holder of PSEC common stock and you wish to participate in the Rights Offering, you must deliver payment and a properly completed and duly executed rights certificate to the subscription agent to be received before 5:00 p.m., New York City time, on                , 2015 (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment Method”). In certain cases, you may be required to provide additional documentation. Promptly after the date of this prospectus, the subscription agent will send a Subscription Rights certificate to each registered holder of PSEC’s common stock as of the close of business on the Record Date, based on the stockholder registry maintained at the transfer agent for PSEC’s common stock. You may deliver the documents and payments by hand delivery, first class mail or courier service. If you use first class mail for this purpose, we recommend using registered mail, properly insured, with return receipt requested.
•    If you are a beneficial owner of shares of PSEC common stock that are registered in the name of a broker, dealer, custodian bank or other nominee, or if you would rather have an institution conduct the transaction on your behalf, you should instruct your broker, dealer, custodian bank or other nominee to exercise your Subscription Rights on your behalf. Although you will not receive a rights certificate, the Transfer Agent will electronically issue                 Subscription Right(s) to your nominee record holder for every share of PSEC’s common stock that you beneficially own as of the Record Date. Please follow the instructions of your nominee, who may require that you meet a deadline earlier than 5:00 p.m., New York City time, on                , 2015.
•    If you are a record holder of Subscription Rights and you wish to exercise your over-subscription privilege, you must indicate on your rights certificate, or the form provided by your nominee if your shares are held in the name of a nominee, how many additional shares of common stock you would like to purchase pursuant to your over-subscription privilege, and provide payment as described below.

•    If you purchased Subscription Rights during the subscription period through a broker, dealer, custodian bank or other nominee, you will not receive a rights certificate. Instead, your broker, dealer, custodian bank or other nominee must exercise the Subscription Rights on your behalf. If you wish to exercise your Subscription Rights and purchase our common stock through the Rights Offering, you should contact your nominee as soon as possible. Please follow the instructions of your nominee. Your nominee may establish a deadline that may be before the expiration date of the Rights Offering. See “The Rights Offering—Method of Exercising Subscription Rights.”
•    If you purchased Subscription Rights during the subscription period directly from a registered holder of PSEC’s common stock, you should contact the subscription agent as soon as possible regarding the exercise of your Subscription Rights. Please follow the instructions of the subscription agent in order to properly exercise your Subscription Rights. See “The Rights Offering—Method of Exercising Subscription Rights.”
•    To be effective, any payment related to the exercise of a Subscription Right must clear before the expiration of the Rights Offering period. Payment must be made by money order, cashier’s or certified check drawn upon a United States bank payable to the subscription agent at the address set forth below under the heading “Subscription Agent and Information Agent,” by wire to the account set forth below under the heading “Subscription Agent and Information Agent,” or by cleared uncertified personal checks (note that such checks may take at least five business days to clear) before the expiration of the Rights Offering period.

Fees and Expenses
PSEC is not charging any fee or sales commission to distribute Subscription Rights to you or for the delivery of shares of PYLD’s common stock to you if you exercise your Subscription Rights. However, the costs of organizing PYLD and effecting the distribution of the Subscription Rights, including the fees and expenses of counsel, accountants, the dealer managers who act as managing or solicitation agents for the Rights Offering, as well as printing, listing and registration fees, which are estimated to be approximately $                , will be borne by PYLD.

If you exercise your Subscription Rights through your broker, dealer, custodian bank or other nominee, you are responsible for paying any fees such intermediary may charge you.

Trading Market and Symbol
We have applied to list the Subscription Rights on the NASDAQ Global Select Market under the symbol “PYLDR.” We have applied to list shares of our common stock for trading on the NASDAQ Global Select Market under the ticker symbol “PYLD.”

No Board Recommendation Regarding Exercise of Subscription Rights
Neither the PSEC nor PYLD Board of Directors is making any recommendation regarding whether exercise of the Subscription Rights or the over-subscription privilege is or is not in your best interests. Stockholders who exercise Subscription Rights will incur investment risk on new money invested. Neither PSEC nor PYLD can predict the price at which shares of PYLD’s common stock will trade after the completion of the Rights Offering. The market price for PYLD’s common stock may decrease to an amount below the subscription price, and if you purchase shares of common stock at the subscription price, you may not be able to sell the shares in the future at the same price or a higher price. You should make your decision based on your assessment of PYLD’s investment objective, business and financial condition, its prospects for the future, the terms of the Rights Offering and the information contained in this prospectus. See “Risk Factors—Risks Relating to our Common Stock” for a discussion of some of the risks involved in investing in our common stock.

Subscription Agent

Information Agent
                . If you have questions about the Rights Offering or need additional copies of the Rights Offering documents, please contact                , our information agent, by calling ( ) - (toll-free) or, if you are a bank, broker or other nominee, ( ) - .

Dealer Managers	We have retained Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc. and Incapital LLC to act as dealer managers in connection with this Rights Offering. See “Plan of Distribution.”

SUMMARY OF PROSPECT YIELD CORPORATION

Prospect Yield Corporation	A recently formed, externally managed, non-diversified, closed-end management investment company, incorporated under the laws of the state of Maryland and registered under the 1940 Act.
Investment Objective
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in the equity securities and junior debt obligations of CLOs, whose debt securities are collateralized by diverse portfolios consisting of Senior Secured Loans.

Initial Portfolio
As of December 31, 2014, PYLD’s investment portfolio consisted of 34 CLO equity and debt investments. These investments have 13 different CLO collateral managers. As of December 31, 2014, these investments had an aggregate fair value of $1.12 billion. These investments were contributed to PYLD by PSEC in exchange for all of PYLD’s limited liability company equity in October 2014. The PYLD limited liability company equity held by PSEC will be converted into PYLD common stock at the time of PYLD’s conversion into a corporation.

Risk Factors
Before you exercise your Subscription Rights to purchase shares of PYLD’s common stock, you should carefully consider the risks described in the section entitled “Risk Factors,” beginning on page 38 of this prospectus.

Taxation
We intend to elect to be treated for federal income tax purposes as a RIC under the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses. See “Regulation” in the SAI and “U.S. Federal Income Tax Considerations.”

Investment Advisory Fees
We pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee.
Base management fee. The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our “Total Equity Base.” “Total Equity Base” is defined as the net asset value (“NAV”) of our common stock and the liquidation preference of our preferred stock, if any. The base management fee is paid by our common stockholders and is not paid by holders of preferred stock, if any, or the holders of any other types of securities that we may issue. Because no part of the base management fee is calculated on funds borrowed by us, the base management fee does not increase when we borrow funds. However, the base management fee will increase if we issue preferred shares.

Incentive fee. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” of 2.00% of our NAV (8.00% annualized) and a “catch up” feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. Therefore, the hurdle rate is affected by accrued income. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind, or PIK, interest or original issue discount) will be paid to our Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.
No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer. See “Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees.”

Administration Agreement
We have entered into an administration agreement (the “Administration Agreement”) under which we have agreed to reimburse Prospect Administration for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. Prospect Administration is controlled by Prospect Capital Management. See “Administration Agreement.”

Conflicts of Interest	Our Adviser and certain of its affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

•    The directors, officers and other personnel of our Adviser and its affiliates allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating PSEC and PRIS;

•    The compensation payable by us to our Adviser and other affiliates will be approved by our Board of Directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law and our charter and bylaws;

•    We will compete for investments with certain accounts managed by our Adviser and its affiliates, including PSEC and PRIS, subjecting our Adviser and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf and we may own the same investments as PSEC, PRIS and other accounts managed by our Adviser and its affiliates;

•    Regardless of the quality of the assets owned by us or the services provided to us, our Adviser will receive base management fees and reimbursement of routine non-compensation overhead expenses in connection with the management of our portfolio, such as expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, even if we do not make distributions to our stockholders and may receive incentive fees in connection with the generation of net investment income;

•    From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which our Adviser and its affiliates provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

•    Our Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objective may be similar to ours;

•    Our Adviser and its affiliates may have existing business relationships or access to material, non-public information that would prevent our Adviser from recommending certain investment opportunities that would otherwise fit within our investment objective;

•    Our Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of our Adviser or its affiliates. In general, affiliates of our Adviser have no obligation to make their investment opportunities available to us; and

•    To the extent permitted by the 1940 Act and SEC Staff interpretations, our Adviser may seek to have us and one or more other investment accounts managed by our Adviser or any of its affiliates participate in an investment opportunity. We may rely on an exemptive order from the SEC to engage in certain co-investment transactions with other investment funds managed by our Adviser and/or its affiliates. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating funds. To mitigate these conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions for all of the participating investment accounts, including us, on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate. In addition, under the exemptive order referred to above, our Adviser and its affiliates will be obligated to permit us to participate in certain investment opportunities generated by them in accordance with the conditions of such order. Our co-investment transactions will be at the same price and on similar terms.

Leverage
We anticipate beginning to use leverage within the first 12 months of the Rights Offering to help achieve our investment objective. The use of leverage involves increased risk, including increased variability of our net income, distributions and net asset value in relation to market changes. We may utilize the following forms of leverage: (a) borrowings from a financial institution and (b) the issuance of preferred stock or other senior securities.

If current market conditions persist, we intend initially to use leverage obtained through preferred stock that may equal an amount up to approximately 50% of our net assets attributable to common stock. We anticipate that our leverage ratio will vary from time to time, based upon changes in market conditions and variations in the value of our holdings.
We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock.
So long as the rate of distributions received from our portfolio investments purchased with leverage, net of the rate of applicable our expenses, exceeds the then current interest rate on any leverage, the investment of the proceeds of leverage will generate more cash distributions than will be needed to make the payments on the leverage. If so, the excess cash distributions will be available to pay higher distributions to common stockholders. See “Regulation” in the SAI.

Distribution Reinvestment Plan
We have adopted an “opt-out” distribution reinvestment plan that provides for automatic reinvestment of distributions, unless a stockholder elects to receive cash. As a result, if we declare a dividend or other distribution, a common stockholder who owns common stock registered in such stockholder’s own name and who has not “opted out” of our distribution reinvestment plan will have all distributions automatically reinvested in additional common stock. Registered common stockholders must notify our plan administrator in writing so that the plan administrator receives the notice not less than 10 days prior to the Record Date of the distribution if they wish to “opt out” of the distribution reinvestment plan. See “Distribution Reinvestment Plan.”

Custodian	Our securities are held under a custody agreement by U.S. Bank National Association.
Transfer Agent and Dividend Disbursing Agent	will act as our transfer agent, distribution paying agent and registrar.
Available Information
After the completion of this offering, we will be required to file with or submit periodic reports, proxy statements and other information with the SEC. This information is available free of charge by contacting us at 10 East 40th Street, 42nd floor, New York, NY 10016 or by telephone at (212) 448-0702. You may inspect and copy these reports, proxy statements and other information at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Corporate Information
Our principal executive offices are located at 10 East 40th Street, 42nd Floor, New York, New York, 10016. We maintain a website at www.prospectyieldcorporation.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

QUESTIONS AND ANSWERS ABOUT PYLD AND THE RIGHTS OFFERING
Set forth below are examples of what we anticipate will be commonly asked questions about the Rights Offering and the transactions contemplated thereby. The answers are based on selected information included elsewhere in this prospectus. The following questions and answers do not contain all of the information that may be important to you and may not address all of the questions that you may have about the Rights Offering. This prospectus contains more detailed descriptions of the terms and conditions of the Rights Offering and provides additional information about us and our business, including potential risks related to the Rights Offering, shares of our common stock and our business.
Exercising the rights and investing in our common stock involves a high degree of risk. We urge you to carefully read the section entitled “Risk Factors” beginning on page 38 of this prospectus, and all other information in this prospectus in its entirety before you decide whether to exercise your rights.
What is the Rights Offering?
PSEC is distributing, at no sales charge, to holders of shares of PSEC’s common stock as of the Record Date, transferable Subscription Rights to purchase shares of PYLD’s common stock. PSEC owns all of the outstanding shares of common stock of PYLD. PSEC is distributing to each holder of its common stock as of the Record Date,          Subscription Right(s) for each full share of common stock owned by that stockholder as of the Record Date. Each Subscription Right will entitle its holder to purchase from PSEC              of a share of PYLD’s common stock at a price of $           per share. A holder will need        Subscription Rights to purchase one whole share of PYLD common stock. Each Subscription Right entitles the holder to a basic Subscription Right and an over-subscription privilege, as described below. We have applied to list the rights and the shares of PYLD’s common stock to be issued upon exercise of the Subscription Rights for trading on the NASDAQ Global Select Market. Holders of PYLD stock will indirectly bear the cost of the Rights Offering. In the event that the Rights Offering is terminated, stockholders of PSEC will indirectly bear the cost of the offering because PSEC will absorb the expenses of the Rights Offering.
What is Prospect Yield Corporation, or “PYLD”?
PYLD is a recently formed, externally managed, non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation” in the SAI. We are managed by Prospect Capital Management L.P., a registered investment adviser under the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio. We intend to elect to be treated for federal income tax purposes as a RIC under the Code.
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in equity securities and junior debt obligations of CLOs that are collateralized by diverse portfolios consisting primarily of Senior Secured Loans. These Senior Secured Loans, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. We may in the future also invest in loan accumulation facilities, which acquire Senior Secured Loans on an interim basis that are expected to form part of a CLO. We refer to equity securities and junior debt obligations of CLOs, loan accumulation facilities, and direct investments in securities that pay interest, collectively as “Target Securities.” In addition, the Target Securities in which we will primarily seek to invest are unrated or rated below investment grade, which are often referred to as “junk” or “high yield,” and are considered speculative with respect to timely payment of interest and repayment of principal. Under normal circumstances we will invest at least 80% of our assets in securities that pay interest or periodic distributions. This investment strategy may be changed by our Board of Directors if we provide our stockholders with at least 60 days’ prior notice and change our name accordingly.
Our Adviser will manage our investments and one of its affiliates, Prospect Administration, will provide the administrative services necessary for us to operate.
Following the closing of the Rights Offering (1) we will be a publicly-traded company independent from PSEC and (2) PSEC will not retain any ownership interest in us except to the extent that the Subscription Rights and over-subscription privilege are not exercised in full. PSEC will irrevocably waive voting rights on any such shares after completion of the offering so long as it continues to own them beneficially. To the extent that PSEC retains ownership of shares of PYLD’s common stock after the completion of the Rights Offering, PSEC may dispose of its remaining shares, including through sales into the public market or otherwise following the expiration of a 180-day lock-up period.

Who manages PYLD?
We are managed by Prospect Capital Management L.P. pursuant to an Investment Advisory Agreement. Our Adviser is an asset management firm and is registered as an investment adviser with the SEC, under the Advisers Act. Our Adviser is led by a team of investment professionals from the investment and operations team of Prospect Capital Management. These individuals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment objective. Prospect Capital Management also manages PSEC, a business development company traded on the NASDAQ Global Select Market, and owns a controlling interest in Priority Senior Secured Income Management, LLC, which manages PRIS. See “Risk Factors—Risks Related to our Adviser and Its Affiliates.”
Our Adviser’s investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments, and managing and investing in CLOs and Target Securities. Such parties also have knowledge of the managerial, operational and regulatory requirements of publicly registered investment companies. Our Adviser and Prospect Administration expect to utilize certain investment, finance, accounting, legal and administrative personnel and may retain additional personnel as our activities expand. See “Investment Objective and Strategies—About Our Adviser.” We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment objective. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.
What is the Record Date for the Rights Offering?
Record ownership of PSEC’s common stock will be determined as of the close of business on              , 2015, which we refer to as the “Record Date.”
What is the basic Subscription Right?
Holders of the basic Subscription Rights will have the opportunity to purchase from PSEC, in the aggregate,              shares of PYLD’s common stock at a subscription price of $              per whole share. PSEC has granted to you, as a stockholder of record on the Record Date,               Subscription Right(s) for every share of PSEC common stock you owned at that time. A holder will need        Subscription Rights to purchase one whole share of PYLD common stock. Fractional shares or cash in lieu of fractional shares will not be issued in the Rights Offering. Instead, fractional shares resulting from the exercise of the basic Subscription Right will be eliminated by rounding down to the nearest whole share.
We determined the number of rights required to purchase one share of PYLD’s common stock by dividing the total number of Subscription Rights issued to the PSEC stockholders on the Record Date by the number of shares of PYLD’s common stock which are to be sold by PSEC pursuant to the Rights Offering. Accordingly, each Subscription Right allows the holder thereof to subscribe for               of a share of PYLD’s common stock at the cash price of $              per whole share. As an example, if you owned              shares of PSEC common stock on the Record Date, you would receive          Subscription Rights pursuant to your basic Subscription Right that would entitle you to purchase              shares of PYLD common stock (              rounded down to the nearest whole share) at a subscription price of $              per whole share. PSEC determined the subscription price of $              by dividing $              million, which is the aggregate exercise price for the Rights Offering as approved by PSEC’s Board of Directors in connection with the separation, by the total number of shares of PYLD common stock outstanding. See “—How was the $              per share subscription price determined?”
You may exercise all or a portion of your basic Subscription Right or you may choose not to exercise any Subscription Rights at all. You may also choose to sell some or all of your Subscription Rights if a trading market develops for such rights. However, if you exercise less than your full basic Subscription Right, you will not be entitled to purchase shares of common stock pursuant to the over-subscription privilege.
If you are a registered holder of PSEC’s common stock, the number of shares of common stock you may purchase pursuant to your basic Subscription Right will be indicated on the rights certificate that you receive.
If you hold your shares in the name of a broker, dealer, custodian bank or other nominee who uses the services of the                                         , you will not receive a rights certificate. Instead, the Transfer Agent will electronically issue               Subscription Right(s) to your nominee record holder for every share of PSEC’s common stock that you own as of the Record Date. If you are not contacted by your nominee, you should contact your nominee as soon as possible.

What is the over-subscription privilege and how will shares of common stock be allocated in the Rights Offering?
If you held shares of PSEC common stock on               , 2015, the Record Date, and you purchase all shares of PYLD’s common stock available to you pursuant to your basic Subscription Rights, you may also choose to subscribe for any or all shares of PYLD’s common stock that other holders of Subscription Rights do not purchase through the exercise of their basic Subscription Rights. Only holders who fully exercise all of the basic Subscription Rights that they hold at the Record Date may participate in the over-subscription privilege. If you do not own any basic Subscription Rights, you will not be able to participate in the over-subscription. If you wish to exercise your over-subscription privilege, you must indicate on your rights certificate, or the form provided by your nominee if your shares are held in the name of a nominee, how many additional shares of common stock you would like to purchase pursuant to your over-subscription privilege, and provide payment as described below.
Shares of our common stock will be allocated in the Rights Offering as follows:

•	First, shares will be allocated to holders of rights who exercise their basic Subscription Rights at a ratio of of a share of PYLD common stock per exercised Subscription Right.

•
Second, any remaining shares that were eligible to be purchased in the Rights Offering will be allocated among the holders of rights who exercise the over-subscription privilege, in accordance with the following sequence:

(i)
Each holder who exercises the over-subscription privilege will be entitled to a minimum allocation of the percentage of the remaining shares equal to the result of dividing (a) the number of basic Subscription Rights which that holder exercised by (b) the number of basic Subscription Rights which all holders who wish to participate in the over-subscription privilege exercised. Such percentage could result in the allocation of more or fewer over-subscription shares than the holder requested to purchase through the exercise of the over-subscription privilege.

•
For example, if Stockholder A holds 200 basic Subscription Rights and Stockholder B holds 300 basic Subscription Rights and they are the only two stockholders who exercise the over-subscription privilege, Stockholder A will be allocated 40% and Stockholder B will be allocated 60% of all remaining shares available. (Example A)

(ii)
If the allocation of remaining shares pursuant to the formula described above in the second step would result in any holder receiving a greater number of shares of common stock than that holder subscribed for pursuant to the over-subscription privilege, then such holder will be allocated only that number of shares for which the holder over-subscribed.

•
For example, if Stockholder A is allocated 100 shares pursuant to the formula described above but subscribed for only 40 additional shares pursuant to the over-subscription privilege, Stockholder A’s allocation would be reduced to 40 shares. (Example B)

Any shares of common stock that remain available as a result of the allocation described above being greater than a holder’s over-subscription request (the 60 additional shares in Example B above) will be made available for allocation among all remaining holders who exercised the over-subscription privilege and whose initial allocations were less than the number of shares they requested. This second allocation will be made pursuant to the same formula described above (except that the amount in clause (a) of item (i) above will be the number of basic Subscription Rights exercised by all holders whose over-subscription privilege elections have not yet been satisfied) and repeated, if necessary, until all available shares of our common stock have been allocated or all over-subscription requests have been satisfied in full. To properly exercise your over-subscription privilege, you must deliver the subscription payment related to your over-subscription privilege before the Rights Offering expires. Because we will not know the total number of unsubscribed shares of common stock before the Rights Offering expires, if you wish to maximize the number of PYLD’s shares you purchase pursuant to your over-subscription privilege, you will need to deliver payment in an amount equal to the aggregate subscription price for the maximum number of shares that could be available to you at the time you exercise your basic Subscription Rights (i.e., the aggregate payment for both your basic Subscription Right and for all additional shares you desire to purchase pursuant to your over-subscription request). See “The Rights Offering—The Subscription Rights—Over-Subscription Privilege.” Any excess subscription payments received by the subscription agent, including payments for additional shares you requested to purchase pursuant to the over-subscription privilege but which were not allocated to you, will be returned, without interest or penalty, promptly following the expiration of the Rights Offering.

Fractional shares resulting from the exercise of the over-subscription privilege will be eliminated by rounding down to the nearest whole share.                              , our subscription agent for the Rights Offering, will determine, in its sole discretion, the over-subscription allocation based on the formula described above.
What happens to remaining unsubscribed shares after the over-subscription privilege has been fulfilled?
As a condition of closing this Rights Offering, not less than 75.1% of PYLD’s shares of common stock owned by PSEC must be sold pursuant to the exercise of the Subscription Rights, or the “Minimum Subscription Condition.” The Minimum Subscription Condition cannot be waived by PSEC. To the extent the Minimum Subscription Condition has been satisfied but not all of the shares of common stock issuable upon exercise of the unsubscribed Subscription Rights have been purchased, PSEC will retain shares of PYLD common stock. PSEC will irrevocably waive voting rights on any such shares after completion of the offering so long as it continues to own them beneficially. To the extent that PSEC retains ownership of shares of PYLD’s common stock after the completion of the Rights Offering, PSEC may dispose of its remaining shares, including through sales into the public market or otherwise following the expiration of a 180-day lock-up period.
We intend to supplement this prospectus after the rights exercise period is over to set forth the results of this Rights Offering and the number of unsubscribed shares, if any.
Why is PSEC conducting the Rights Offering?
PSEC’s Board of Directors has determined that pursuing a disposition of PYLD through a Rights Offering is in the best interests of PSEC and its stockholders, and that separating PYLD from PSEC would provide, among other things, financial and operational benefits to both PYLD and PSEC, including but not limited to the following expected benefits:

•
Focused Investment. PSEC’s Board of Directors believes that separating PYLD through the Rights Offering will provide PYLD stockholders with a focused investment in an attractive asset class of equity and junior debt obligations of CLOs and Senior Secured Loans that provides current income. PSEC’s Board of Directors believes that the asset class is attractive because it provides current income without the investor having to form the diversified portfolio of Senior Secured Loans, as well as structure leverage for and manage such portfolio. In addition, because PSEC’s ability to invest in certain types of assets, such as CLOs, is limited by the 1940 Act to 30% of its assets, separating such investments into a separate entity (i.e., PYLD) will enhance PSEC’s ability to focus on other investments.

•
Additional Liquidity. The Rights Offering is expected to provide PSEC with approximately $           million in gross proceeds, strengthening its balance sheet and liquidity and enhancing its ability to focus on other investments.

•
Stockholder Flexibility to Avoid Dilution. Since the Subscription Rights are being distributed, at no sales charge, to PSEC’s existing stockholders, stockholders will have the choice to hold shares in both companies or in either company separately and the opportunity to retain their existing PSEC ownership percentage in the two companies. However, stockholders may wish to sell their Subscription Rights to fund any tax incurred upon the receipt of the Subscription Rights, which would decrease the amount of shares of PYLD’s common stock available to such stockholders. If the distribution of the rights to a stockholder is subject to withholding tax, the stockholder’s broker (or other applicable withholding agent) may sell all or a portion of the Subscription Rights to fund the withholding tax, which would decrease the number of shares of PYLD’s common stock available to such stockholder. See “U.S. Federal Income Tax Considerations.” Holders of PYLD stock will indirectly bear the cost of the Rights Offering. In the event that the Rights Offering is terminated, stockholders of PSEC will indirectly bear the cost of the offering because PSEC will absorb the expenses of the Rights Offering.

How was the $              per share subscription price determined?
The Board of Directors determined the fair value of PYLD in accordance with its fair valuation process. In determining the subscription price, the Board of Directors of PSEC considered, among other things, (1) the desirability of broad participation in the Rights Offering by PSEC’s stockholders and of the development of a trading market for both the Subscription Rights and PYLD’s common stock and (2) PSEC’s liquidity needs and the aggregate amount of proceeds to be paid to PSEC pursuant to the Rights Offering if the Rights Offering were fully subscribed. See “Determination of Subscription Price—Determination by PSEC’s Board of Directors of the Exercise Price.”

PSEC’s Board of Directors has determined that the subscription price will be $ per whole share, representing a discount or premium of % net of fees from our net asset value per share as of 2015. There can be no assurance that our shares of common stock will trade at prices near or above the subscription price after the date of this prospectus. You should not consider the subscription price to be an indication of the price at which PYLD’s common stock will trade following the Rights Offering.
Am I required to exercise all of the Subscription Rights I receive in the Rights Offering?
No. You may exercise any number of your Subscription Rights or you may choose not to exercise any Subscription Rights, or to the extent a market develops, you may sell your rights.
If you do not exercise any Subscription Rights, you will not receive any shares of our common stock. If you exercise all of your basic Subscription Rights, your ownership interest in PYLD will be equivalent to the ownership interest you currently have in PSEC. For example, assuming that the Subscription Rights are exercised in full by all holders of Subscription Rights, if you own 1% of PSEC’s common stock on the Record Date and exercise your basic Subscription Rights in full you will own 1% of the common stock of PYLD following the Rights Offering. If you choose to exercise your basic Subscription Rights in part, your ownership interest in PYLD will be diluted by other rights holders who exercise their Subscription Rights in full or exercise over-subscription privileges. If you do not exercise your Subscription Rights in full, you will not be entitled to participate in the over-subscription privilege. In addition, if you do not fully exercise all your basic Subscription Rights you may be subject to adverse tax consequences. See “—What are the principal U.S. federal income tax consequences if I receive and do not sell or exercise the right before it expires?”
The number of shares of PSEC’s common stock that you own, and your percentage ownership, will not change as a result of the Rights Offering. If you do not exercise your Subscription Rights to purchase shares of PYLD’s common stock, following the separation from PSEC you will not have an ownership interest in PYLD and the common stock of PSEC that you hold will not reflect the earnings, assets or liabilities of PYLD. In addition, the trading price of PSEC’s common stock immediately following the Rights Offering may be higher or lower than immediately prior to the Rights Offering because the assets and liabilities of PYLD will no longer be held by PSEC, the ongoing earnings of PYLD will no longer be reflected in PSEC’s earnings and PSEC will receive cash proceeds of approximately $ million as a result of the sale of PYLD’s common stock (assuming the Subscription Rights are exercised in full).
See “Risk Factors—Risks Relating to the Rights Offering—If you receive and exercise the Subscription Rights, you may be subject to adverse U.S. federal income tax consequences” and “Risk Factors—Risks Relating to the Rights Offering—If you receive but do not sell or exercise the Subscription Rights before they expire, you may be subject to adverse U.S. federal income tax consequences.”
How soon must I act to exercise my Subscription Rights?
If you received a rights certificate and elect to exercise any or all of your Subscription Rights, the subscription agent must receive your completed and signed rights certificate and payments before the Rights Offering expires on , 2015, at 5:00 p.m., New York City time. If you hold your shares in the name of a broker, dealer, custodian bank or other nominee, your nominee may establish a deadline before the expiration of the Rights Offering by which you must provide it with your instructions to exercise your Subscription Rights. Although PSEC may, in its discretion, extend the expiration date of the Rights Offering, it currently does not intend to do so. In addition, PSEC may cancel the Rights Offering for various reasons, see “The Rights Offering—Conditions, Withdrawal, and Cancellation.” If the Rights Offering is canceled, all subscription payments received will be returned, without interest or penalty, as soon as practicable. The dealer managers will not receive any discounts or commissions in the event of a cancellation of the Rights Offering and PSEC will absorb the expenses of the Rights Offering if it is terminated.
Although we will make reasonable attempts to provide this prospectus to PSEC’s stockholders, the Rights Offering and all Subscription Rights will expire on the expiration date, whether or not we have been able to locate each person entitled to Subscription Rights.
May I transfer my Subscription Rights?
Yes. The Subscription Rights are transferable during the course of the subscription period, and we have applied to list the Subscription Rights for trading on the NASDAQ Global Select Market under the symbol “PYLDR.” We currently expect that the Subscription Rights will begin to trade on the first business day following the distribution of the Subscription

Rights, and will continue to trade until 4:00 p.m., New York City time, on , 2015, the fourth business day prior to the scheduled expiration date of the Rights Offering (or, if the offer is extended, on the fourth business day immediately prior to the extended expiration date). The Subscription Rights will be available for trading for a period of 16 business days unless such period is extended by PSEC. As a result, you may transfer or sell your Subscription Rights if you do not want to exercise them to purchase shares of our common stock. However, the Subscription Rights are a new issue of securities with no prior trading market, and we cannot provide you with any assurances as to the liquidity of any trading market for the Subscription Rights or the market value of the Subscription Rights.
If you hold your shares through a broker, custodian bank or other nominee, you may sell your Subscription Rights by contacting your broker, custodian bank or other nominee until the close of business on the fourth business day preceding the expiration date of this Rights Offering. To sell your Subscription Rights, in addition to any other procedures your broker, custodian bank or other nominee may require, you must deliver your order to sell to your broker, custodian bank or other nominee such that it will be actually received prior to 4:00 p.m., New York City time, on , 2015, the fourth business day prior to the expiration date of this Rights Offering. If you are a record holder of a Subscription Rights certificate, you may take your Subscription Rights certificate to a broker who can sell your Subscription Rights for you. To do so, you must deliver your properly executed Subscription Rights certificate, with appropriate instructions, and any additional documentation required by the broker. Commissions and applicable taxes or broker fees may apply if you sell your Subscription Rights. See “The Rights Offering—Transferability of Subscription Rights.”
What is the effect of transferring Subscription Rights?
You may transfer your Subscription Rights if you do not want to exercise them to purchase shares of our common stock. However, if you transfer all or a portion of your Subscription Rights, you will be unable to purchase the shares of our common stock underlying such rights. If you transfer Subscription Rights that you held at the Record Date, you will not be able to participate in the over-subscription privilege.
What is the effect of purchasing Subscription Rights?
The Subscription Rights are transferable during the course of the subscription period, and we have applied to list the Subscription Rights for trading on the NASDAQ Global Select Market under the symbol “PYLDR.” However, the Subscription Rights are a new issue of securities with no prior trading market, and we cannot provide you with any assurances as to the liquidity of the trading market for the Subscription Rights or the market value of the Subscription Rights after your purchase. If you purchase Subscription Rights in the open market, you will have the ability to subscribe for PYLD shares represented by those rights. Rights purchased in the secondary market do not provide an over-subscription privilege. Additionally, if PSEC cancels the Rights Offering, the Subscription Rights will be void, of no value and will cease to be exercisable for PYLD’s common stock. If you purchase Subscription Rights during the subscription period and PSEC cancels the Rights Offering, you will lose the entire purchase price paid to acquire such Subscription Rights in the market; however, any subscription payments received by the subscription agent will be returned to you, without interest or penalty, as soon as practicable. The dealer managers will not receive any discounts or commissions in the event of a cancellation of the Rights Offering and PSEC will absorb the expenses of the Rights Offering if it is terminated. See “Risk Factors—Risks Relating to the Rights Offering—PSEC may cancel the Rights Offering at any time prior to the expiration of the Rights Offering and in such case neither PSEC nor the subscription agent will have any obligation to you except to return your exercise payments.”
Are there any conditions to closing the Rights Offering?
Yes. PSEC’s obligation to close the Rights Offering and to distribute the shares of our common stock subscribed for in the Rights Offering is conditioned upon the satisfaction or waiver of certain conditions, including the Minimum Subscription Condition. The Minimum Subscription Condition cannot be waived by PSEC. See “The Rights Offering—Conditions, Withdrawal and Cancellation.” In addition, PSEC reserves the right to withdraw and cancel the Rights Offering if, at any time, the Board of Directors of PSEC determines, in its sole discretion, that the offering is not in the best interest of PSEC or its stockholders, or that market conditions are such that it is not advisable to consummate the Rights Offering.
Can PSEC cancel or extend the Rights Offering?
The Rights Offering is subject to the satisfaction or waiver of certain conditions, including the Minimum Subscription Condition, which cannot be waived by PSEC. In addition, PSEC has the right to withdraw and cancel the Rights Offering if, at any time prior to its expiration, the Board of Directors of PSEC determines, in its sole discretion, that completion of the Rights Offering is not in the best interest of PSEC or its stockholders, or that market conditions are such that it is not advisable to consummate the Rights Offering. If the Rights Offering is canceled, any money received from subscribing stockholders will be returned, without interest or penalty, as soon as practicable. If PSEC cancels the Rights Offering, the Subscription Rights will be void, of no value and will cease to be exercisable for PYLD’s common stock. If you purchase rights during the subscription period and PSEC cancels the Rights Offering, you will lose the entire purchase price paid to acquire such Subscription Rights in the market; however, any subscription payments received by the subscription agent will be returned to you, without interest or penalty, as soon as practicable. The dealer managers will not receive any discounts or commissions in the event of a cancellation of the Rights Offering and PSEC will absorb the expenses of the Rights Offering if it is terminated. PSEC may also extend the Rights Offering for additional periods ending no later than                   , 2015, although it does not presently intend to do so.
You should discuss with your tax advisor the tax consequences of receiving Subscription Rights if PSEC subsequently cancels the Rights Offering. See “—What are the principal U.S. federal income tax consequences if I receive a Subscription Right from PSEC and PSEC subsequently cancels the Rights Offering.”
Will PSEC’s or PYLD’s officers and directors be able to exercise their Subscription Rights?
PSEC’s and PYLD’s officers and directors that hold shares of PSEC’s common stock may not be able to participate in the Rights Offering. As of March 6, 2015, PSEC’s executive officers and directors as a group owned 5,684,665 shares of PSEC common stock or 1.6% of the total shares outstanding based on 358,547,845 total shares outstanding.
May affiliates of PSEC exercise their Subscription Rights?
Affiliates of PSEC may not be able to participate in the Rights Offering. The Adviser has committed to purchase $               of shares of PYLD common stock in the market within 12 months of the completion of the Rights Offering.
Has PSEC’s Board of Directors made a recommendation to PSEC stockholders regarding the Rights Offering?
No. PSEC’s Board of Directors is making no recommendation regarding your exercise of the Subscription Rights. Stockholders who exercise Subscription Rights will incur investment risk on new money invested. Neither we nor PSEC can predict the price at which our shares of common stock will trade after the offering. The market price for our common stock may be below the subscription price, and, if you purchase shares of common stock at the subscription price, you may not be able to sell the shares in the future at the same price or a higher price. You should make your decision based on your assessment of our business and financial condition, our prospects for the future, the terms of the Rights Offering and the information contained in this prospectus. See “Risk Factors” for a discussion of some of the risks involved in investing in our common stock.
How do I exercise my Subscription Rights if I am a registered holder of PSEC’s common stock?
If you are a registered holder of PSEC’s common stock and you wish to participate in the Rights Offering, you must take the following steps:

•	deliver payment (as set forth below) to the subscription agent before 5:00 p.m., New York City time, on , 2015; and

•	deliver a properly completed and duly executed rights certificate to the subscription agent before 5:00 p.m., New York City time, on , 2015.
In certain cases, you may be required to provide additional documentation.
Please follow the delivery instructions on the rights certificate. Do not deliver subscription documents, the rights certificate or payment to PSEC or to PYLD. The risk of delivery to the subscription agent of your subscription documents, rights certificate and payment is borne by you, and not by PYLD, PSEC or the subscription agent. You should allow sufficient time for delivery of your subscription materials to the subscription agent so that the subscription agent receives them prior to 5:00 p.m., New York City time, on , 2015.
You must timely pay the full subscription price in U.S. dollars for the full number of shares of PYLD’s common stock you wish to acquire in the Rights Offering, including any shares you wish to acquire pursuant to the over-subscription privilege. You must deliver to the subscription agent payment in full, by money order, cashier’s or certified check drawn upon a United States bank payable to the subscription agent at the address set forth below under the heading “Subscription Agent and Information Agent,” by wire at the account pursuant to the information set forth below under the heading “Subscription Agent and Information Agent,” or by cleared uncertified personal checks (note that such checks may take at least five business days to clear) before the expiration of the Rights Offering period. To be effective, any payment related to the exercise of a Subscription Right must clear before the expiration of the Rights Offering period.
How do I participate in the Rights Offering if my shares are held in the name of a broker, dealer, custodian bank or other nominee?
If you hold your shares of PSEC’s common stock in the name of a broker, dealer, custodian bank or other nominee, then your nominee is the record holder of the shares you own. The record holder must exercise the Subscription Rights on your behalf in accordance with your instructions. If you wish to purchase our common stock through the Rights Offering, you should contact your broker, dealer, custodian bank or nominee as soon as possible. Please follow the instructions of your nominee. Your nominee may establish a deadline that may be before the expiration date of the Rights Offering.
How do I exercise Subscription Rights that were purchased during the subscription period?
If you purchased Subscription Rights during the subscription period through a broker, dealer, custodian bank or other nominee, you will not receive a rights certificate. Instead, your broker, dealer, custodian bank or other nominee must exercise the Subscription Rights on your behalf. If you wish to exercise your Subscription Rights and purchase our common stock through the Rights Offering, you should contact your nominee as soon as possible. Please follow the instructions of your nominee. Your nominee may establish a deadline that may be before the expiration date of the Rights Offering.
If you purchased Subscription Rights during the subscription period directly from a registered holder of PSEC’s common stock, you should contact the subscription agent as soon as possible regarding the exercise of your Subscription Rights. Please follow the instructions of the subscription agent in order to properly exercise your Subscription Rights. See “The Rights Offering—Method of Exercising Subscription Rights.”
When will I receive my Subscription Rights certificate?
Promptly after the date of this prospectus, the subscription agent will send a Subscription Rights certificate to each registered holder of PSEC’s common stock as of the close of business on the Record Date, based on the stockholder registry maintained by the transfer agent for PSEC’s common stock. If you hold your shares of common stock in the name of a broker, dealer, custodian bank or other nominee, you will not receive an actual Subscription Rights certificate. Instead, the Transfer Agent will electronically issue Subscription Right(s) to your nominee record holder for every share of PSEC’s common stock that you beneficially own as of the Record Date.
What form of payment must I use to pay the subscription price?
You must timely pay the full subscription price in U.S. dollars for the full number of shares of PYLD’s common stock you wish to acquire in the Rights Offering, including any shares you wish to acquire pursuant to the over-subscription privilege. You must deliver to the subscription agent payment in full by money order, cashier’s or certified check drawn upon a United States bank payable to the subscription agent at the address set forth below under the heading “Subscription Agent and Information Agent,” by wire at the account pursuant to the information set forth below under the heading “Subscription Agent and Information Agent,” or by cleared uncertified personal checks (note that such checks may take at least five business days to clear) before the expiration of the Rights Offering period. To be effective, any payment related to the exercise of a Subscription Right must clear before the expiration of the Rights Offering period.
If you send a subscription payment that is insufficient to purchase the number of shares of common stock you requested, or if the number of shares you requested is not specified in the rights certificate or subscription documents, the payment received will be applied to exercise your Subscription Rights to the fullest extent possible based on the amount of the payment received, subject to the availability of shares of common stock under the over-subscription privilege and the elimination of fractional shares.
If you send a subscription payment that exceeds the amount necessary to purchase the number of shares PYLD’s common stock for which you have indicated an intention to purchase, then the remaining amount will be returned to you by the subscription agent, without interest or penalty, as soon as practicable following the expiration of the Rights Offering.

When will I receive my PYLD shares?
The distribution of the shares will be made by way of direct registration in book-entry form. No share certificates will be issued. If you purchase shares of PYLD’s common stock in the Rights Offering, as soon as practicable after the closing of the Rights Offering and the valid exercise of Subscription Rights pursuant to the basic Subscription Right and over-subscription privilege, and after all allocations and adjustments contemplated by the terms of the Rights Offering have been effected, the subscription agent will (i) credit your account or the account of your nominee record holder with the number of shares of our common stock that you purchased pursuant to the basic Subscription Right and the over-subscription privilege and (ii) mail to each holder of Subscription Rights who exercises the over-subscription privilege any excess amount, without interest or penalty, received in payment of the subscription price for excess shares of our common stock that are subscribed for by such holder of Subscription Rights but not allocated to such holder of Subscription Rights pursuant to the over-subscription privilege.
After I exercise my Subscription Rights and send in my payment, may I withdraw or cancel my exercise of Subscription Rights?
No. All exercises of Subscription Rights are irrevocable unless the Rights Offering is canceled, even if you later learn information that you consider to be unfavorable to the exercise of your Subscription Rights. You should not exercise your Subscription Rights unless you are certain that you wish to purchase shares of our common stock at a price of $          per whole share.
What effect does the Rights Offering have on the outstanding common stock of PSEC?
The issuance of PYLD’s shares in the Rights Offering will not affect the number of shares of PSEC’s common stock you own or your percentage ownership of PSEC. If you do not exercise your Subscription Rights to purchase shares of PYLD’s common stock, following the separation from PSEC you will no longer retain an ownership interest in PYLD as the common stock of PSEC that you hold will not reflect the earnings, assets or liabilities of PYLD. In addition, the trading price of PSEC’s common stock immediately following the Rights Offering may be higher or lower than immediately prior to the Rights Offering because the assets and liabilities of PYLD will no longer be held by PSEC, the ongoing earnings of PYLD will no longer be reflected in PSEC’s earnings and PSEC will receive cash proceeds of approximately $              million as a result of the sale of PYLD’s common stock (assuming the Subscription Rights are exercised in full).
What will PSEC and PYLD receive from the Rights Offering?
If all of the Subscription Rights are exercised in full, we estimate that the proceeds to PSEC from the Rights Offering will be approximately $ million. PYLD will not receive any proceeds from the Rights Offering.
Does PYLD expect to pay cash dividends?
We have declared a dividend in the amount of $            per share for the month ending                with a record date of               , 2015 and a payment date of               , 2015. Subsequent to the initial dividend, and to the extent that we have income available, we intend to make distributions to our stockholders on a monthly basis. Any dividends to our stockholders will be assets legally available for distribution. The specific tax characteristics of our distributions will be reported to stockholders after the end of each calendar year.
Will I have to pay any sales charges in connection with this Rights Offering?
No. You will not pay any sales charges, commission or other similar fees in connection with the Rights Offering. However, the costs of organizing PYLD and effecting the distribution of the Subscription Rights to PSEC’s stockholders, including the fees and expenses of counsel, accountants, the dealer managers who act as managing or solicitation agents for the offering, as well as printing, listing and registration fees, which are estimated to be approximately $ , will be borne by PYLD and thus indirectly borne by stockholders of PYLD. PYLD will incur operating expenses on an ongoing basis, including legal, auditing, transfer agency and custodian expenses that, when aggregated with the fees payable by PYLD for similar services after the separation, will likely be less than the fees currently payable by PYLD for those services. It is not expected that the separation will have any effect on the annual expenses of PSEC as a percentage of its net assets. You may pay sales charges if you elect to sell your rights.

Are there risks in exercising my Subscription Rights?
Yes. The exercise of your Subscription Rights involves risks. Exercising your Subscription Rights involves the purchase of shares of PYLD’s common stock. You should consider this investment as carefully as you would consider any other equity investment. Among other things, you should carefully consider the risks described under the heading “Risk Factors” in this prospectus.
If the Rights Offering is not completed, will my subscription payment be refunded to me?
Yes. The subscription agent will hold all funds it receives in escrow in a segregated bank account until completion of the Rights Offering. If the Rights Offering is not completed, all subscription payments received by the subscription agent will be returned, without interest or penalty, as soon as practicable. If you own shares of PSEC’s common stock in the name of a broker, dealer, custodian bank or other nominee, it may take longer for you to receive your subscription payment because the subscription agent will return payments through the nominee record holder of your shares. If you purchase rights during the subscription period and PSEC cancels the Rights Offering, you will lose the entire purchase price paid to acquire such Subscription Rights in the market; however, any subscription payments received by the subscription agent will be returned to you, without interest or penalty, as soon as practicable. See “Risk Factors—Risks Relating to the Rights Offering—PSEC may cancel the Rights Offering at any time prior to the expiration of the Rights Offering and in such case neither PSEC nor the subscription agent will have any obligation to you except to return your exercise payments.”
Will the rights be listed on a securities exchange?
We have applied to list the Subscription Rights for trading on the NASDAQ Global Select Market under the symbol “PYLDR.” We currently expect that they will begin to trade on the first business day following the distribution of the Subscription Rights and will continue to trade until 4:00 p.m., New York City time, on , 2015, the fourth business day prior to the scheduled expiration date of this Rights Offering (or if the offer is extended, on the fourth business day immediately prior to the extended expiration date). The Subscription Rights will be available for trading for a period of 16 business days unless such period is extended by PSEC. No public market currently exists for the Subscription Rights. The Subscription Rights are transferable during the course of the subscription period. As a result, you may transfer or sell your Subscription Rights if you do not want to purchase any shares of PYLD’s common stock through the Rights Offering. However, the Subscription Rights are a new issue of securities with no prior trading market, and we cannot provide you with any assurances as to the liquidity of any trading market for the Subscription Rights or the market value of the Subscription Rights.
Will the PYLD common stock be listed on a securities exchange?
We have applied to list our common stock on the NASDAQ Global Select Market under the symbol “PYLD” and expect that trading will begin the first trading day after the completion of this offering. Currently, there is no public market for PYLD common stock. We cannot predict the trading prices for our common stock or whether an active trading market for our common stock will develop. See “Risk Factors—Risks Relating to our Common Stock.”
What will happen to the listing of PSEC shares?
Nothing. PSEC shares will continue to be traded on the NASDAQ Global Select Market under the symbol “PSEC.”
What if I want to sell my shares of PSEC’s common stock or my shares of PYLD’s common stock?
You should consult with your financial advisors, such as your stockbroker, bank or tax advisor. Neither the PSEC nor PYLD Board of Directors makes any recommendations on the purchase, retention or sale of PSEC common stock or PYLD common stock. In addition, the trading price of PSEC’s common stock immediately following the Rights Offering may be higher or lower than immediately prior to the Rights Offering because the assets and liabilities of PYLD will no longer be held by PSEC, the ongoing earnings of PYLD will no longer be reflected in PSEC’s earnings and PSEC will receive cash proceeds of approximately $ million as a result of the sale of PYLD’s common stock (assuming the Subscription Rights are exercised in full).
If you decide to sell any shares of PSEC’s common stock before the Record Date, you will not receive any Subscription Rights described in this prospectus in respect of the shares sold. If you own PSEC’s common stock at the close of business on the Record Date and sell those shares after the Record Date, you will still receive the Subscription Rights in respect of the shares of PSEC’s common stock you owned at the close of business on the Record Date.

What fees or charges apply if I purchase shares of common stock in the Rights Offering?
PSEC is not charging any fee or sales commission to issue Subscription Rights to you or to deliver shares to you if you exercise your Subscription Rights. If you exercise your Subscription Rights through your broker, dealer, custodian bank or other nominee, you are responsible for paying any fees your intermediary may charge you.
What are the principal U.S. federal income tax consequences if I receive and exercise a Subscription Right?
You should discuss with your tax advisor the tax consequences of receiving and exercising a Subscription Right; however, if you receive a Subscription Right and exercise that right, you should generally expect to have (1) taxable dividend income equal to the fair market value (if any) of the Subscription Right on the date of its distribution by PSEC to the extent of PSEC’s current and accumulated earnings and profits and (2) no additional income upon the exercise of the Subscription Right. You will need to fund any tax resulting from the receipt of the Subscription Right with cash from other sources.
For a more detailed discussion, see “U.S. Federal Income Tax Considerations.”
What are the principal U.S. federal income tax consequences if I receive and sell a Subscription Right?
You should discuss the tax consequences of receiving and selling a Subscription Right with your tax advisor; however, if you receive a Subscription Right and sell that right, you should generally expect to have (1) taxable dividend income equal to the fair market value (if any) of the Subscription Right on the date of its distribution by PSEC to the extent of PSEC’s current and accumulated earnings and profits and (2) capital gain or loss on the sale of the Subscription Right equal to the difference between the proceeds received upon the sale and your adjusted basis in that right (which should generally equal the fair market value (if any) of the Subscription Right on the date of its distribution by PSEC). It is possible that the sale proceeds received upon a sale of the Subscription Rights will be less than any tax resulting from your receipt of the Subscription Right. In this event, you will generally need to fund the remaining portion of any tax with cash from other sources.
For a more detailed discussion, see “U.S. Federal Income Tax Considerations.”
What are the U.S. federal income tax consequences if I receive and do not sell or exercise the right before it expires?
You should discuss with your tax advisor the tax consequences of receiving a Subscription Right and neither selling nor exercising that right; however, if you receive a Subscription Right from PSEC and do not sell or exercise that right before it expires, you should generally expect to have (1) taxable dividend income equal to the fair market value (if any) of the Subscription Right on the date of its distribution by PSEC to the extent of PSEC’s current and accumulated earnings and profits and (2) a capital loss upon the expiration of such right in an amount equal to your adjusted tax basis (if any) in such right (which should generally equal the fair market value (if any) of the Subscription Right on the date of its distribution by PSEC). In general, capital losses are available to offset only capital gains and may not be used to offset dividend or other ordinary income, including ordinary dividend income recognized upon the distribution of the Subscription Right (except, to the extent of up to $3,000 of capital loss per year, in the case of a non-corporate U.S. stockholder). Accordingly, if you receive a Subscription Right from PSEC and take no action, you may owe tax and need to fund that tax with cash from other sources. See “Risk Factors—Risks Relating to the Rights Offering—If you receive but do not sell or exercise the Subscription Rights before they expire, you may be subject to adverse U.S. federal income tax consequences.”
For a more detailed discussion, see “U.S. Federal Income Tax Considerations.”
How will I be impacted if the distribution of rights to me is subject to withholding tax?
In certain circumstances, withholding tax or backup withholding tax may apply to the distribution by PSEC of the Subscription Rights (especially with respect to non-U.S. holders that receive Subscription Rights). If withholding tax or backup withholding tax applies to the distribution of the Subscription Rights to you, your broker (or other applicable withholding agent) will be required to remit any such withholding tax or backup withholding tax in cash to the Internal Revenue Service. Depending on the circumstances, the broker (or other applicable withholding agent) may obtain the funds necessary to remit any such withholding tax by asking you to provide the funds, by using funds in your account with the broker or by selling (on your behalf) all or a portion of the Subscription Rights or by another means (if any) available.
For a more detailed discussion, see “U.S. Federal Income Tax Considerations.”

What are the principal U.S. federal income tax consequences if I receive a Subscription Right from PSEC and PSEC subsequently cancels the Rights Offering?
You should discuss with your tax advisor the tax consequences of receiving a Subscription Right if PSEC subsequently cancels the Rights Offering. There are limited authorities addressing the tax consequences that would apply to you in this circumstance. Certain of the authorities suggest that in this circumstance you may not have taxable dividend income upon the receipt of the Subscription Rights if you do not sell or otherwise dispose of the rights and if the receipt and cancellation occur in the same taxable year. However, the scope of those authorities is unclear and PSEC (and any other applicable withholding agent) is likely to take the position, for information reporting and withholding purposes, that you have taxable dividend income upon the receipt of the Subscription Rights even if PSEC subsequently cancels the Rights Offering.
If you do have taxable dividend income upon the receipt of a Subscription Right even though PSEC subsequently cancels the Rights Offering, you should generally expect to have a capital loss upon the cancellation of the Subscription Right in an amount equal to your adjusted tax basis (if any) in such right. The use of capital losses is subject to a number of limitations under the Code. See “What are the U.S. Federal Income Tax consequences if I receive and do not sell or exercise the right before it expires?”
For a more detailed discussion, see “U.S. Federal Income Tax Considerations.”
What is the role of Keefe, Bruyette & Woods, Ladenburg Thalmann and Incapital?
We have retained each to act as dealer manager in connection with this Rights Offering. The dealer managers will not underwrite this Rights Offering and neither has any obligation to purchase, or procure purchases of, the Subscription Rights or the underlying common stock or otherwise act in any capacity whatsoever as an underwriter. See “Plan of Distribution” for information regarding the terms of their engagement.
To whom should I send my forms and payment?
If your shares are held in the name of a broker, dealer or other nominee, you should send your subscription documents and subscription payment to that nominee. If you are the record holder, you should send your subscription documents, rights certificate and subscription payment by first class mail, hand delivery or courier service to:

By first class mail:	By hand or overnight courier:

The risk of delivery to the subscription agent of subscription documents, rights certificates and subscription payments is borne by the holders of Subscription Rights, and not by PYLD, PSEC or the subscription agent. You should allow sufficient time for delivery of your subscription materials to the subscription agent.
Whom should I contact if I have other questions?
If you have more questions about the Rights Offering or need additional copies of the Rights Offering documents, please contact , our information agent, by calling ( ) - (toll-free).

FEES AND EXPENSES
The following table shows our expenses as a percentage of net assets attributable to our common stock and is intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common stock. Because we have little operating history, the following tables are based on estimated amounts for the first fiscal year of operations and that we have issued                         shares of common stock and assume that we incur leverage in an amount of up to 50% of our net assets (as determined immediately before the leverage is incurred). If we issue fewer shares of common stock, all other things being equal, these expenses would increase as a percentage of net assets attributable to common stock. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown.
Stockholder Transaction Expenses (as a percentage of offering price)

Dealer manager fee	%
Offering expenses borne by us(1)%
Distribution reinvestment plan fees(2)	None
Total stockholder transaction expenses	%
Estimated Annual expenses (as a percentage of average net assets attributable to shares)(1)

Management fee(3)%
Incentive fees payable under our Investment Advisory Agreement (up to 20% on net investment income, subject to a hurdle rate of 8% annualized)(4)	0.00%
Expected dividends/interest on senior securities (5)%
Acquired fund fees and expenses(6)	4.75%
Other expenses(7)%
Total annual expenses	%
Example
The following example demonstrates the projected dollar amount of total expenses that would be incurred over various periods with respect to a hypothetical investment in our shares. In calculating the following expense amounts, we have assumed our annual operating expenses would remain at the percentage levels set forth in the table above and that stockholders would pay a sales load of        % with respect to shares sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:(1)(4)	$	$	$	$
______________________________________

(1)	Estimated offering expenses of approximately $ will be indirectly borne by our stockholders.

(2)	The expenses of the distribution reinvestment plan are included in Other Expenses. See “Distribution Reinvestment Plan.”

(3)
We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a base management fee at an annual rate of 1.75% of our Total Equity Base. The figure shown in the table above reflects our assumption that we incur preferred leverage in an amount up to 50% of our net assets (as determined immediately before the preferred leverage is incurred). These management fees are paid by our common stockholders and are not paid by the holders of preferred stock, if any, or the holders of any other types of securities that we may issue. If we do not issue preferred stock, our base management fee would equal 1.75% of the NAV of our common stock. See “Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees.”

(4)
We have agreed to pay the Adviser as compensation under the Investment Advisory Agreement a quarterly incentive fee equal to 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a quarterly preferred return, or hurdle, of 2.00% of our NAV of our common stock (8.00% annualized) and a catch-up feature. Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash. Therefore, the hurdle rate is affected by accrued income. However, the portion of the incentive fee that is attributable to deferred interest (such as payment-in-kind, or PIK, interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. No incentive fee is payable to the Adviser on realized capital gains. The incentive fee is paid to the Adviser as follows:

•	No incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV of our common stock;

•
100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV of our common stock in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV of our common stock) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this Pre-Incentive Fee Net Investment Income meets or exceeds 2.50% of our NAV of our common stock in any calendar quarter; and

•
20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV of our common stock in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).

See “Investment Advisory Agreement—Overview of Our Adviser—Advisory Fees” for a full explanation of how this incentive fee is calculated. We estimate annual incentive fees payable to the Adviser during our first year of operation to equal % based on the historical performance of the Initial Portfolio and our estimation of the use of the proceeds of this offering.

(5)
Assumes the issuance of preferred stock and/or the use of a credit facility in an amount up to 50% of our net assets (as determined immediately before the leverage is incurred) with a projected combined annual dividend and/or interest rate expense of 8.00%, which is based on current market rates.

(6)
Investors will bear indirectly the fees and expenses (including management fees and other operating expenses) of the Target Securities in which we invest. For purposes of this calculation, it is assumed that we will invest 100% of our assets in CLO equity securities, although this percentage may vary over time. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt classes. Therefore, these CLO collateral manager fees (which generally range from 0.35% to 0.50% of a CLO’s total assets) are effectively much higher when allocated only to the CLO equity classes. The calculation does not include any other operating expense ratios of the CLOs, as these amounts are not routinely reported to stockholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.30% to 0.70% could be incurred.

(7)
“Other expenses” ($       , including costs and expenses associated with our formation and organization) are based upon estimates of the first full year of operations. See “Administration Agreements” and “Investment Advisory Agreement.”

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all distributions at net asset value, the number of shares to be issued to a stockholder participating in the distribution reinvestment plan is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of common stock at the close of regular trading on NASDAQ on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on NASDAQ or, if no sale is reported for such day, at the average of their reported bid and asked prices. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

RISK FACTORS
Investing in our common stock involves a number of significant risks. In addition to the other information contained elsewhere in this prospectus, you should consider carefully the following information before making an investment in our shares. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance or your investment in us. If any of the following events occur, our business, financial condition and results of operations or your investment in us could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.
Risks Related to Our Business and Structure
We have no operating history as a closed-end investment company.
We are a newly organized, non-diversified, closed-end management investment company with no operating history as a closed-end investment company. Our common stock has no history of public trading. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless.
Our investment strategy differs materially from that of PSEC and we may not replicate PSEC’s historical performance or the historical performance of other entities managed or supported by the Adviser.
Our investment strategy differs materially from that of PSEC and we may not be able to replicate PSEC’s historical performance, and our investment returns may be substantially lower than the returns achieved by PSEC in the past. We can offer no assurance that the Adviser will be able to continue to implement our investment objective with the same degree of success as it has had in the past.
Our Board of Directors may change our investment objective, modify or waive our current operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in equity securities and junior debt obligations of CLOs. Under normal circumstances we will invest at least 80% of our assets in securities that pay interest or periodic distributions. This investment objective may be changed by our Board of Directors without prior notice so long as we continue to invest under normal circumstances in assets that provide income. The Board of Directors may also change our focus away from income-generating assets on 60 days’ prior notice to our stockholders in connection with changing our name. In addition, our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our investment objective, current operating policies, investment criteria and strategies would have on our business, net asset value, operating results or the value of our shares. However, the effects might be adverse, could negatively affect our ability to pay you distributions and could cause you to lose all or part of your investment.
Price declines in the markets for Target Securities, especially equity and junior tranches of CLOs and Senior Secured Loans, may adversely affect the fair value of our portfolio, reducing our net asset value through increased net unrealized depreciation.
Prior to the onset of the financial crisis, CLOs, hedge funds and other investment vehicles, comprised the majority of the market for purchasing and holding Senior Secured Loans (both with first liens and second liens). As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure.
While prices have appreciated measurably since that time, conditions in the markets for Target Securities may deteriorate again, which may cause pricing levels to decline. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.

Economic activity in the United States could experience a period of disruption and instability. Such conditions have historically and could again have a material and adverse effect on debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on our business and operations.
Beginning in the third quarter of 2007 through 2010, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in, the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.
Capital has steadily flowed into the financial markets since the nadir of the credit crisis, as general risk aversion has subsided. As a result, corporate interest rate risk premiums, otherwise known as credit spreads, have declined significantly. The improving economic and market conditions which have driven these declines in credit spreads may reverse themselves if uncertainty returns to the markets or reductions in credit availability occur. Such a reversal could negatively affect credit spreads as well as our ability to obtain financing, particularly from the debt markets.
Our ability to achieve our investment objective depends on our Adviser’s ability to manage and support our investment process. If our Adviser were to lose access to its professionals, our ability to achieve our investment objective could be significantly harmed.
Since we have no employees, we will depend on the investment expertise, skill and network of business contacts of our Adviser. Our Adviser will identify, evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the professionals of our Adviser. The departure of any of our Adviser’s professionals could have a material adverse effect on our ability to achieve our investment objective.
Our ability to achieve our investment objective depends on our Adviser’s ability to identify, analyze, invest in, finance and monitor companies and investments that meet our investment criteria. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our Adviser may not be able to find appropriate investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
Because our business model depends to a significant extent upon relationships with investment banks, commercial banks and CLO collateral managers, the inability of our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We expect that our Adviser will depend on its relationships with investment banks, commercial banks and CLO collateral managers, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our Adviser fails to maintain its existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom our Adviser has relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
We may face increasing competition for investment opportunities, which could reduce returns and result in losses.
We compete for investments with other investment companies and investment funds (including private equity funds, mezzanine funds and CLOs), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, invest in Target Securities. As a result of these new entrants, competition for investment opportunities in Target Securities may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for Target Securities is underserved by financing sources generally. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act will impose on us as a registered closed-end management investment company.
Our investment portfolio will be recorded at fair value as determined in good faith by or under the direction of our Board of Directors and, as a result, there will be uncertainty as to the value of our investments.
Under the 1940 Act, we are required to carry our investments at market value or, if there is no readily available market value, at fair value as determined by or under the direction of our Board of Directors. Typically, there will not be a public market for many of the investments that we intend to make. Our Target Securities, and particularly our investments in CLOs, are difficult to value by virtue of the fact that they are not publicly traded or actively traded on a secondary market but, instead, are traded on a privately negotiated over-the-counter secondary market for institutional investors. As a result, we value these securities quarterly at fair value as determined in good faith by or under the direction of our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral and estimates of the value of securities in which we invest, which will be supplied, directly or indirectly, by banks, other market counterparties or pricing systems or estimates approved for such purpose by our Board of Directors. In addition, these entities may not provide estimates of the value of the securities in which we invest on a regular or timely basis or at all, with the result that the values of such investments may be estimated by our Adviser on the basis of information available at the time. Because such valuations, and particularly valuations of private securities, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed or if we tried to sell our investments. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.
There is a risk that investors in our shares may not receive distributions and or that our distributions may not grow over time.
We intend to make distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation—Senior Securities” in the SAI.
The amount of any distributions we may make is uncertain. Portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes.
We intend, subject to change by our Board of Directors, to declare and pay distributions on a monthly basis. We will pay these distributions to our stockholders out of assets legally available for distribution. While our Adviser may agree to limit our expenses to ensure that such expenses are reasonable in relation to our income, we cannot assure you that we will achieve investment results that will allow us to make the level of cash dividends or year-to-year increases in cash dividends our stockholders desire. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as an investment company may limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable investment company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future. A portion of our distributions may exceed our taxable income and may constitute a return of a portion of your capital invested in our shares. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in you recognizing more gain (or less loss) when your shares are sold.

We intend to automatically reinvest distributions made to our stockholders in additional common stock pursuant to our distribution reinvestment plan, unless the stockholders opt out of the plan, in which case stockholders will likely be required to pay tax in excess of the cash they receive.
We intend to distribute taxable dividends that are payable in PYLD common stock, unless stockholders opt out of our distribution reinvestment plan and elect to receive distributions in cash. Taxable stockholders receiving such distributions will generally be required to include the full amount of the distribution as ordinary income (or as a long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells PYLD common stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of PYLD common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions. In addition, if a significant number of our stockholders determine to sell shares of PYLD common stock in order to pay taxes owed on distributions, it may put downward pressure on the trading price of PYLD common stock.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We, the Target Securities in which we intend to invest, and the companies whose securities are held by CLOs will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect.
Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
We will incur significant costs as a result of being a publicly-traded company.
As a publicly-traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, or the Exchange Act, as well as additional corporate governance requirements, potentially including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the yield earned or interest rate payable on the securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
We cannot provide any assurances that our common stock will trade at or above NAV.
Frequently, shares of closed-end investment companies, such as us, trade at a price below their NAV, commonly referred to as a “discount.” We can provide no assurance that our common stock will trade at or above NAV. Because the market price of our common stock may be determined by factors such as NAV, there is an increased risk that we will trade below the subscription price and our current NAV for a period following the Rights Offering. Therefore, there is an added risk to investors who may sell their common stock shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment in light of the investor’s investment objectives and personal situation.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than can a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.
Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
We may in the future issue debt securities or preferred shares and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% immediately after each issuance of such senior securities. In addition, we will be permitted to issue additional preferred shares so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred shares, is at least 200% immediately after each issuance of such preferred shares. If the value of our assets declines below such levels, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding preferred shares, at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred shares, the preferred shares would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred shares could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.
We will not generally be able to issue and sell our shares at a price below net asset value per share. We may, however, sell our shares at a price below the then-current net asset value per share pursuant to a Rights Offering or if our stockholders and Board of Directors approve. If we raise additional funds by issuing more shares, then the percentage ownership of our stockholders at that time who do not participate fully in such offering will decrease, and you may experience dilution.
While our ability to enter into transactions with our affiliates is restricted under the 1940 Act, we benefit from an exemptive order from the SEC permitting certain affiliated investments subject to certain conditions. Our Adviser may face conflicts of interests and investments made pursuant to the exemptive order conditions could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us.
Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities or is controlled by our Adviser will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from participating in certain transactions such as co-investing with, or buying or selling any asset from or to, such affiliates, absent the prior approval of our independent Directors and, in some cases, of the SEC. However, our Adviser and the funds managed by our Adviser have received an exemption from these prohibitions to permit certain otherwise prohibited coinvestments under specified conditions. These conditions require that certain procedures be followed prior to making an investment subject to the order and such procedures could in certain circumstances adversely affect the price paid or received by us or the availability or size of the position purchased or sold by us. Our Adviser may also face conflicts of interest in making investments pursuant to the exemptive order.
We are uncertain of our sources for funding our future capital needs; if we cannot obtain equity or debt financing on acceptable terms, our ability to expand our operations will be adversely affected.
The net proceeds from the sale of shares in the future will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other fees. If we cannot obtain debt or equity financing on acceptable terms, our ability to expand our operations will be adversely affected.

The recognition of income in excess of cash received in connection with investments that we purchase may result in the payment of an incentive fee to our Adviser without a corresponding receipt of cash income.
In the event we recognize income in excess of the cash we receive in connection with an investment that we purchase, we may be required to liquidate assets or incur additional leverage in order to pay a portion of the incentive fee. Our Adviser is not required to reimburse us for the portion of any incentive fees attributable to non-cash income in the event of a subsequent non-payment of such non-cash income, whether due to default or other circumstances.
Risks Related to Our Adviser and Its Affiliates
Our incentive fee may induce our Adviser to make speculative investments.
The incentive fee payable by us to our Adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to our Adviser is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our Total Equity Base, which would include leverage in the form of liquidation preference of preferred stock, if any, may encourage our Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of a default, which would adversely affect holders of our shares. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
A general increase in interest rates will likely have the effect of making it easier for our Adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Given the structure of our Investment Advisory Agreement with our Adviser, any general increase in interest rates will likely have the effect of making it easier for our Adviser to meet the hurdle rate for payment of incentive fees under the Investment Advisory Agreement without any improvement in performance on the part of our Adviser in comparison to other advisers managing comparable assets. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our Adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, could be significantly smaller than the relative increase in our Adviser’s incentive fee resulting from such a general increase in interest rates.
We may be obligated to pay our Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
Our Investment Advisory Agreement entitles our Adviser to receive incentive compensation on income regardless of any realized or unrealized capital losses. In such case, we may be required to pay our Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults and was structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. Our Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.
Our Adviser’s professionals’ time and resources may be diverted due to obligations they have to other clients.
Our Adviser’s professionals serve or may serve as officers, directors or principals of entities (including other investment funds) that operate in the same or a related line of business as we do, and may provide investment advice to such entities. In serving in these multiple capacities, they may have obligations to other clients, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objective may overlap with the investment objectives of such entities. As a result, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time and resources between us and other activities in which they are or may become involved, including, but not limited to, the management of PSEC and PRIS. Our Adviser and its personnel will devote only as much of its or their time and resources to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time and resources.

Furthermore, our Adviser and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objective.
We may face additional competition due to the fact that individuals associated with our Adviser are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.
Our Adviser’s professionals are not prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. For example, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including PSEC and PRIS. PSEC is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. PRIS is a closed-end management investment company that commenced operations on July 31, 2012 focusing on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, by investing primarily through CLO tranches of senior secured loans made to companies whose debt is rated below investment grade, which are often referred to as “junk” or “high yield,” or, in limited circumstances, unrated. As a result, the time and resources that our Adviser’s professionals may devote to us may be diverted to PSEC, PRIS or another investment entity. In addition, we may compete with PSEC or PRIS or any such investment entity for the same investors and investment opportunities. Pursuant to exemptive relief from the SEC, we may co-invest with any such investment entity to the extent permitted by such exemptive relief. To the extent we are able to make co-investments with our Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.
To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis over time, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.
We are dependent upon our Adviser’s key management personnel for our future success.
We depend on the diligence, skill and network of business contacts of the senior management of our Adviser. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that our Adviser will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.
Each of our Adviser and Administrator will have the right to resign on 60 days’ notice, and we may not be able to find suitable replacements within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
Each of our Adviser and Administrator will have the right, under the Investment Advisory Agreement and Administration Agreement, respectively, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If either resigns, we may not be able to find a new investment adviser, administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Adviser, Administrator and their affiliates, respectively. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
We entered into a royalty-free license to use the name “Prospect Yield Corporation” which may be terminated if our Adviser is no longer our investment adviser.
We entered into a royalty-free license agreement with Prospect Capital Investment Management, LLC (“PCIM”), an affiliate of our Adviser. Under this agreement, PCIM has granted us a non-exclusive license to use the name “Prospect Yield Corporation.” Under the license agreement, we will have the right to use the “Prospect Yield Corporation” name for so long as our Adviser remains our investment adviser.

We are subject to risks related to cybersecurity.
We are, through our Adviser and our third-party service providers, susceptible to operational and information security risks. While our Adviser and third-party service providers have procedures in place with respect to information security, their technologies may become the target of cyberattacks or information security breaches that could result in the unauthorized gathering, monitoring, release, misuse, loss or destruction of our and our stockholders’ confidential and other information, or otherwise disrupt our operations or those of our third-party service providers. Any such cyberattacks, breaches or disruptions, could result in, among other things, financial losses, the inability to calculate our NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and additional compliance costs. Our third-party service providers’ policies and procedures with respect to information security seek to identify and mitigate the types of risk to which we and our third-party service providers are subject. As with any risk management system, there are inherent limitations to these policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified. There can be no assurance that we or our third-party service providers will not suffer losses relating to cyberattacks or other information security breaches in the future.

Terrorist actions and natural disasters may disrupt our operations.
Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses whose loans are owned by the CLOs in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic and global economies and create additional uncertainties, which may adversely impact the businesses whose loans are owned by the CLOs in which we invest, either directly or indirectly and, which could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments
Our investments in CLOs may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.
We intend to invest primarily in CLOs. Generally, there may be less information available to us regarding the underlying debt investments held by our CLOs than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLOs in which we invest. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLOs. Our investments in prospective CLOs will be risky, and we could lose all or part of our investment.
In addition, CLOs and other structured finance securities in which we expect to invest are typically governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
The accounting and tax implications of the CLO investments that we intend to make are complicated. In particular, reported earnings from CLO equity securities are recorded under GAAP based upon a constant yield calculation. However, current taxable earnings on these investments will generally not be determinable until after the end of the fiscal year of each individual CLO that has a fiscal year that ends within our fiscal year, even though the investments are generating cash flow. The tax treatment of these investments may result in higher distributable earnings in the early years of our investment and a capital loss at maturity, while for reporting purposes the totality of cash flows is reflected as a constant yield to maturity.
CLOs typically have no significant assets other than their underlying Senior Secured Loans; payments on our CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans.
CLOs typically have no significant assets other than their underlying Senior Secured Loans. Accordingly, payments on our CLO investments are and will be payable solely from the cashflows from such Senior Secured Loans, net of all management fees and other expenses. Further, because we invest in junior securities of CLOs, payments to us in respect of a CLO will be met only after payments due on all of the more senior securities issued by the CLO have been made in full. This means that relatively small numbers of defaults of such Senior Secured Loans may adversely affect our returns.
Our CLO investments are exposed to leveraged credit and market risk.
We will be in a subordinated position with respect to realized losses on the Senior Secured Loans underlying our investments in CLOs. The leveraged nature of our subordinated interests in CLOs, in particular, magnifies the adverse impact of defaults on the Senior Secured Loans held by such CLOs. For the same reason, changes in the market value of our CLO investments will generally be greater than the change in the market value of the underlying Senior Secured Loans.
The CLO vehicles in which we invest will incur, or will have already incurred, debt that ranks senior to our investment.
We intend to invest primarily in equity and junior debt tranches issued by CLO vehicles. As a result, the CLO vehicles in which we invest will issue and sell or have already issued and sold debt tranches that will rank senior to the tranches in which we invest. By their terms, such tranches may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the tranches in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO vehicle, holders of senior debt instruments would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such CLO vehicle may not have any remaining assets to use for repaying its obligation to us. In the case of tranches ranking equally with the tranches in which we invest, we would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO vehicle. Therefore, we may not receive back the full amount of our investment in a CLO vehicle.
There is the potential for interruption and deferral of cashflow.
If certain minimum collateral value ratios and/or interest coverage ratios are not met by a CLO (e.g., due to defaults on its assets), then cashflows that otherwise would have been available to pay distributions to us on our subordinated CLO investments may instead be used to redeem any senior notes or to purchase additional debt securities, until the ratios again exceed the minimum required levels or any senior notes are repaid in full. This could result in an elimination, reduction or deferral in the distribution and/or principal paid to us, which would adversely affect our returns.
Holders of a specified majority of the equity or junior debt class of many CLOs have certain beneficial economic rights.  At least initially we will not own the requisite majority in the CLOs in which we invest and accordingly will not have such incremental rights.
The holders of a specified majority of the equity or junior debt class of many CLOs have the ability to force a sale of the CLO’s assets to pay off all of the CLO’s debt following a non-call period that may extend for several years.  At least initially we will not hold the requisite majority of the equity or junior debt class of any CLO and accordingly we will not have the same portfolio flexibility we might have if we held the requisite majority.
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
While we intend to invest primarily in CLOs that hold Senior Secured Loans to U.S. companies, these CLOs may be organized outside the United States, and we may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issuers. These risks include changes in exchange control regulations, political and social instability, restrictions on the types or amounts of investment, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards, currency fluctuations and greater price volatility. Further, we, and the CLOs in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions.
Foreign markets also have different clearance and settlement procedures, and in certain markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause us to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to PYLD due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.
The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.
Any of our investments that are denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. Although we will consider hedging any non-U.S. dollar exposures back to U.S. dollars, an increase in the value of the U.S. dollar compared to other currencies in which we make investments would otherwise reduce the effect of increases and magnify the effect of decreases in the prices of our non-U.S. dollar denominated investments in their local markets. Fluctuations in currency exchange rates will similarly affect the U.S. dollar equivalent of any interest, dividends or other payments made that are denominated in a currency other than U.S. dollars.
Our investments in Target Securities may be illiquid.
We expect to invest a substantial percentage of our portfolio in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by us in determining our net asset value. We may not have more liquid or enough more liquid assets to sell to meet our obligations. Limited liquidity can also affect the volatility and market price of securities, thereby adversely affecting our net asset value and ability to make dividend distributions during adverse environments. No active trading market may exist for the securities in which we will invest. Although secondary market transactions may be possible, such transactions may be characterized by wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. Further, we believe that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of the types of investments we make may refrain from purchases of the size that we are targeting, thereby reducing the prospective investor population, which would limit our ability to sell our Target Securities if we choose to or need to do so. We have no limitation on the amount of our assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale.
We may invest in assets with no or limited performance or operating history.
We may invest in assets with no or limited investment history or performance record upon which our Adviser will be able to evaluate their likely performance. Our investments in entities with no or limited operating history are subject to all of the risks and uncertainties associated with a new business, including the risk that such entities will not achieve target returns. Consequently, our profitability, net asset value and share price could be adversely affected.
We are exposed to underlying borrower fraud through the Target Securities held in our portfolio.
Investing in Target Securities involves the possibility of our investments being subject to potential losses arising from material misrepresentation or omission on the part of the issuers of such securities. Such inaccuracy or incompleteness may adversely affect the value of our investments. Such inaccuracy or incompleteness may also adversely affect the ability of the relevant CLO to perfect or effectuate a lien on the collateral securing the loan held by the CLO. The CLOs in which we invest rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness.
In addition, we are subject to the risk that the systems used by the CLO collateral managers to control for such accuracy are defective.
The payment of underlying portfolio manager fees and other charges to CLO collateral and other asset managers could adversely affect our returns.
We may invest in securities where the underlying portfolios may be subject to management, administration and incentive or performance fees, in addition to those payable by us. Payment of such additional fees could adversely affect the returns we achieve.
The inability of a CLO collateral manager to reinvest the proceeds of the prepayment of Senior Secured Loans held by the CLO or our Adviser to reinvest proceeds from our investments may adversely affect us.
There can be no assurance that in the event that any of the assets held by a CLO in which we invest are paid off, the CLO collateral manager will be able to reinvest such proceeds in new Senior Secured Loans with equivalent investment returns. Similarly, there can be no assurance that our Adviser will be able to reinvest any proceeds from our investments with equivalent returns. If the CLO collateral manager cannot reinvest in new Senior Secured Loans with equivalent investment returns, the interest proceeds available to pay interest on the rated liabilities and investments may be adversely affected. Further, if our Adviser cannot reinvest in new investments with equivalent returns, our ability to pay dividends will be adversely affected.

Our CLO portfolio may at times be concentrated in a limited number of CLO collateral managers.  If our CLO portfolio is concentrated in a limited number of CLO collateral managers and one or more CLO collateral managers ineffectively manage their CLOs, we may experience a significant loss.  Further, we will have no influence on management of underlying investments managed by non-affiliated third party CLO collateral managers.
Our CLO portfolio may at times be concentrated in a limited number of CLO collateral managers.  If our CLO portfolio is concentrated in a limited number of CLO collateral managers, in the event that one or more CLO collateral managers ineffectively manage its CLOs, we may experience a significant loss.  Further, we will not be responsible for and will have no influence over the asset management of the portfolios of loans underlying the CLO investments we hold where those portfolios are managed by non-affiliated third party CLO collateral managers. Similarly, we will not be responsible for and will have no influence over the day-to-day management, administration or any other aspect of the issuers of such loans. As a result, the values of the portfolios underlying our CLO investments could decrease as a result of decisions made by third party CLO collateral managers.
Our investments may be subject to prepayments and calls, increasing re-investment risk.
Our investments may prepay more quickly than expected, which could have an adverse impact on our value. Prepayment rates are influenced by changes in interest rates and a variety of economic, geographic and other factors beyond our control and consequently cannot be predicted. In addition, for a CLO collateral manager there is often a strong incentive to refinance well performing portfolios once the senior classes amortize. The yield to maturity of the investments will depend on, among other things, the amount and timing of payments of principal on the loans and the price paid for the investments. Such yield may be adversely affected by a higher or lower than anticipated rate of prepayment of the debt.
Furthermore, our investments generally will not contain optional call provisions, other than a call at the option of the holders of the equity classes for the senior notes and the junior secured notes to be paid in full after the expiration of an initial period in the deal (referred to as the “non-call period”).
The exercise of the call option is by the relevant percentage (usually a majority) of the holders of the equity classes and, therefore, where we do not hold the relevant percentage, we will not be able to control the timing of the exercise of the call option. The equity classes also generally have a call option at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity classes if they can demonstrate (in accordance with the detailed provisions in the transaction) that the senior notes and junior secured notes will be paid in full if the call is exercised.
Early prepayments and/or the exercise of a call option otherwise than at our request may also give rise to increased re-investment risk with respect to certain investments, as we may realize excess cash earlier than expected. If we are unable to reinvest such cash in a new investment with an expected rate of return at least equal to that of the investment repaid, this may reduce our net income and, consequently, could have an adverse impact on our ability to pay dividends.
We and the collateral managers of the CLOs in which we invest have limited control of the administration and amendment of the Senior Secured Loans held by such CLOs.
We will not be able to enforce any rights and remedies in the event of a default by a CLO or by the issuer of an underlying Senior Secured Loan held by a CLO in which we invest. In addition, the terms and conditions of the Senior Secured Loans underlying our CLO investments may be amended, modified or waived by the agreement of the underlying lenders. Generally, any such agreement must include a majority or a super majority (measured by outstanding loans or commitments) or, in certain circumstances, a unanimous vote of the lenders. Because CLOs generally invest in only a small portion of any particular loan, the terms and conditions of the payment obligations arising from Senior Secured Loans could be modified, amended or waived in a manner contrary to our or the CLO collateral manager’s preferences.
The Senior Secured Loans held in the CLOs in which we invest may be sold and replaced resulting in a loss to us.
The Senior Secured Loans underlying our CLO investments may be sold and replacement collateral purchased within the parameters set out in the relevant CLO indenture between the CLO and the CLO trustee, and those parameters may typically only be amended, modified or waived by the agreement of a majority of the holders of the senior notes and/or the junior secured notes and/or the equity classes once the CLO has been established. If these transactions result in a net loss, the magnitude of the loss from the perspective of the equity classes would be increased by the leveraged nature of the investment.
Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.
We expect that a majority of our portfolio will consist of equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (as much as 10 times), and therefore the junior debt and equity classes that we will invest in are subject to a higher risk of total loss. In particular, investors in CLOs indirectly bear risks of the underlying debt investments held by such CLOs. When we invest in CLOs, we will generally have the right to receive payments only from such CLOs, and will generally not have direct rights against the underlying borrowers or against the entities that sponsored the CLOs. Although it is difficult to predict whether the prices of securities underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.
The investments we intend to make in CLOs will likely have no or only a very limited trading market. CLO investments are typically privately offered and sold, both in the primary and secondary markets. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in Senior Secured Loans, CLOs carry additional risks, including, but not limited to: (i) the possibility that interest payments from the underlying Senior Secured Loans will not be adequate to make interest or other payments on the CLO’s securities; (ii) the quality of the underlying Senior Secured Loans may decline in value or default; and (iii) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO or unexpected investment results. Further, our investments in equity and junior debt classes of CLOs will be subordinate to the senior debt classes thereof.
Investments in structured vehicles, including equity and junior debt instruments issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Secured Loans held by a CLO may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, may be more volatile than the Senior Secured Loans underlying the CLOs in which we invest.
Investing in CLOs that hold middle market loans may be riskier than investing in CLOs that hold loans of larger, publicly-traded entities.
The portfolios of certain CLOs in which we may invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly-traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.
Most of our investments will be non-investment grade or unrated. Non-investment grade and unrated securities involve a greater risk of default and higher price volatility than investment grade securities.
The securities in which we invest, directly or indirectly, including the Senior Secured Loans underlying our CLO investments, typically will be BB or B rated (non-investment grade or “junk”) and, in limited circumstances, will be unrated. Non-investment grade securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and higher price volatility than investment grade securities.
Our investments in the primary CLO market involve certain additional risks.
We may invest in newly originated CLOs. Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of distributions on the CLO equity securities and could result in early redemptions which may cause CLO equity investors to receive less than face value of their investment.

CLO investments involve complex documentation and accounting considerations.
CLOs and other structured finance securities in which we expect to invest are typically governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.
The accounting and tax implications of the CLO investments that we intend to make are complicated. In particular, reported earnings from CLO equity securities are recorded under GAAP based upon a constant yield calculation. However, current taxable earnings on these investments will generally not be determinable until after the end of the fiscal year of each individual CLO that has a fiscal year that ends within our fiscal year, even though the investments are generating cash flow. The tax treatment of these investments may result in higher distributable earnings in the early years of our investment and a capital loss at maturity, while for reporting purposes the totality of cash flows is reflected as a constant yield to maturity.

We may invest in CLOs where a portion of the loans are second lien loans, which present a greater risk of loss than related first lien loans.
A portion of the loans held by CLOs in which we invest may consist of second lien loans. Second lien loans are effectively subordinated to at least one other class of obligations of the related obligor. Thus, a CLO issuer’s ability to exercise remedies if a second lien loan defaults is limited by the rights of the senior creditors holding such other class(es) of obligations. In many circumstances, a CLO issuer may be prevented from foreclosing on the collateral securing a second lien loan until the related senior loan is paid in full. Moreover, any amounts that might be realized as a result of collection efforts or in connection with a bankruptcy or insolvency proceeding involving a second lien loan must generally be turned over to any lender with greater priority until such lender has realized the full value of its claims. In addition, certain second lien loans contain provisions requiring a CLO issuer’s interest in the collateral to be released under certain circumstances. These lien and payment obligation subordination provisions may materially and adversely affect the ability of a CLO issuer to realize value from second lien loans and adversely affect our investment in related CLO securities.

We may expose ourselves to risks if we engage in hedging transactions.
If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, credit default swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates, market interest rates and decreases in perceived credit quality. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

In the event of a bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO or other vehicle in which we invest, a court or other governmental entity may determine that our claims or those of the relevant CLO are not valid or not entitled to the treatment we expected when making our initial investment decision.
Various laws enacted for the protection of debtors may apply to the underlying assets in our investment portfolio. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, but there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying asset.
If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of underlying assets, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such underlying assets and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond our ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the underlying assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of underlying assets, payments made on such underlying assets could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.
Our underlying assets may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such underlying assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related underlying assets are located and may differ depending on the legal status of the issuer or borrower.
The effects of compliance with the Volcker Rule may affect the CLO market in ways that we cannot currently anticipate.
Section 619 of the Dodd-Frank Act added a provision, commonly referred to as the “Volcker Rule,” to federal banking laws to prohibit covered banking entities from engaging in proprietary trading or acquiring or retaining an ownership interest in, sponsoring or having certain relationships with “covered funds.” Generally, a covered fund would include a hedge fund or a private equity fund; however, the definition is sufficiently broad that it may include certain CLOs. The Volcker Rule provides that certain loan securitization vehicles are not considered “covered funds” for purposes of the prohibitions. In order to meet the definition of a loan securitization, the assets or holdings of the fund must, among other things, consist solely of loans and cannot include securities, such as bonds. In an effort to qualify for this “loan securitization” exclusion, many current CLOs are undertaking amendments to their related transaction documents that restrict the ability of the issuer to acquire bonds and certain other securities. Such an amendment may have the effect of reducing the return available to holders of CLO equity securities because bonds are generally higher yielding assets than are loans. In addition, the costs associated with such an amendment are typically paid out of the cash flow of the CLO, which could impact the return on our investment in any CLO equity securities. In addition, as a result of the uncertainty regarding the implementation and interpretation of the Volcker Rule, it is likely that many future CLOs will contain similar restrictions on the acquisition of bonds and certain other securities, which may have the effect of lowering returns on CLO equity securities. The PYLD CLO equity portfolio is comprised principally of non-Volcker Rule compliant CLOs.
Generally, due to the lack of clarity as to the application of the Volcker Rule and the availability of certain exemptions, certain investors that are subject to the Volcker Rule may not be as interested in CLO investments in the future. Any decline in interest may adversely affect the market value or liquidity of any or all of the investments we hold. Similarly, it is possible that uncertainty regarding the treatment of CLOs may adversely affect the volume of CLO issuance.
The asset-backed securities risk retention rules, which impose risk retention requirements on CLOs, could potentially limit the liquidity of our investments.
In October 2014, U.S. regulators adopted final risk retention rules for asset-backed securities transactions. These rules impose a risk retention requirement on CLOs. Once the rules become effective, a sponsor of a CLO (generally the CLO manager or an affiliate of the manager) will be required to retain and to refrain from transferring, selling, or otherwise conveying to a third party an economic interest in the credit risk of the securitized assets in an amount equal to at least 5% of the CLO securities issued. Generally, the required retained interest must be held for a significant period of time. Compliance with these requirements likely will have a significant effect on the CLO market, and specifically on the business of CLO managers. Although many aspects of the final rule require additional clarification, it is possible that setting up compliant structures may entail additional costs and these costs may affect a CLO’s profitability and impact returns to CLO equity. CLO managers may wish to comply with U.S. risk retention requirements, as well as the European risk retention rules, which are not harmonized.
European reforms related to the regulation of securitization markets include risk retention and due diligence requirements in accordance with (a) Article 122a of European Union Directive 2006/48/EC (as amended from time to time and as implemented by the Member States of the European Union) inserted by European Union Directive 2009/111/EC (“Article 122a”) and European Union Directive 2006/49/EC (as amended by European Union Directive 2009/111/EC) (the “CRD”), together with any the guidelines and technical standards related documents published in relation thereto by the European Banking Authority (“EBA”) (or and/or its predecessor, the Committee of European Banking Supervisors and together with any successor or replacement agency or authority), and (b) the form of Article 394(1) of the draft European Union Capital Requirements Regulation (“CRR”) as adopted by the European Parliament on April 16, 2013 (“Article 122a394(1)” or the “Capital Requirements Directive CRR,” as the context so requires), together with any draft or final guidance and technical standards published in relation thereto by the EBA (Article 122a, the CRD, Article 394(1) and the CRR being, together with any applicable guidelines, technical standards and related documents published by the EBA, the “Retention Requirement Laws”). The Retention Requirement Laws apply to credit institutions in the European Union (for example, banks) that invest in or hold positions in CLO securities. Among other provisions, the Retention Requirement Laws restrict investments by European Union-regulated credit institutions (and, in some cases, consolidated group entities) in securitizations that fail to comply with certain requirements concerning retention by the originator, sponsor or original lender of the securitized assets of a portion of the securitization’s credit risk. Many CLOs are not taking steps to comply with the requirements of the Retention Requirement Laws, but to the extent a CLO intended to comply with the requirements of the Retention Requirement Laws, our ability to invest in the residual tranches of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Retention Requirement Laws, it is likely to limit the ability of European Union-regulated credit institutions to purchase CLO securities, which may adversely affect the liquidity of the securities (including the residual tranche) in the secondary market. In addition, other requirements imposed by European regulations on fund managers (including the Alternative Investment Fund Managers Directive) may also limit the market for certain CLOs.
Investing in loan accumulation facilities may expose us to additional risks.

We may invest capital in loan accumulation facilities, which acquire Senior Secured Loans on an interim basis that are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks that are similar to those applicable to investments in CLOs as described in this prospectus. In addition, there typically will be no assurance that the future CLO will be consummated or that the loans held in such a loan accumulation facility are eligible for purchase by the CLO. Furthermore, we likely will have no consent rights in respect of the Senior Secured Loans to be acquired in such a loan accumulation facility and in the event we do have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the Senior Secured Loans are not eligible for purchase by the CLO, we may be responsible for either holding or disposing of the Senior Secured Loans. This could expose us primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities that employ leverage.
Risks Related to Leverage
If we use leverage, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.
We may use leverage to make investments. The use of leverage increases the volatility of investments and magnifies the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders or through the issuance of preferred stock, you will experience increased risks of investing in our shares. If the value of our assets decreases, leveraging would cause our net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause our net income attributable to our stockholders to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make share distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage in the form of preferred stock will increase our assets and, as a result, will increase the amount of management fees payable to our Adviser.
Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses and preferred dividends. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes that we borrow the maximum amount permitted although we do not intend to borrow that much. In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio (Net of Expenses Other than Interest)” is multiplied by $ to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by $ to determine the “Corresponding Return to Common Stockholders.” Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses Other than Interest)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	- %	- %	- %	%	%
The assumed portfolio return in the table is based on SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage, whereas the amount of leverage that we use will vary from time to time.

Changes in interest rates may affect our cost of capital and net investment income.
The fair value of certain of our investments may be significantly affected by changes in interest rates. Although Senior Secured Loans are generally floating rate instruments, our investments in Senior Secured Loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO, which could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect our cash flow, fair value of our assets and operating results. In the event that our interest expense was to increase relative to income, or sufficient financing became unavailable, our return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.
LIBOR Floor Risk. An increase in LIBOR will increase the financing costs of CLOs. Since many of the Senior Secured Loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such Senior Secured Loans) resulting in smaller distribution payments to the equity investors in these CLOs.
LIBOR Risk. The CLOs in which we invest typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association, or the “BBA,” in connection with the calculation of daily LIBOR may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the CFTC, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. On July 9, 2013, it was announced that NYSE Euronext Rate Administration Limited would take over the administration of LIBOR from the BBA, subject to authorization from the Financial Conduct Authority and following a period of transition. Accordingly, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed this role on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of our investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of our investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.
Credit Risk. If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both our income and NAV may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our NAV. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent that the credit rating assigned to a security in our portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which we invest triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity classes are the most likely class to suffer a loss of all of their value in these circumstances.
Incentive fee increase. You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, subject to the impact of any interest rate floors. Accordingly, an increase in interest rates may make it easier for us to meet or exceed the incentive fee preferred rate and may result in a substantial increase of the amount of incentive fees payable to our Adviser with respect to pre-incentive fee net investment income. See “Investment Advisory Agreement.”
Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.
Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and, in the event dividends become two full years in arrears, would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies or the terms of our credit facilities, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.
Federal Income Tax Risks
We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.
To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “U.S. Federal Income Tax Considerations.”

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources sufficient to meet our distribution requirements, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of shares or securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt or equity investments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discounts and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes. As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of net long-term capital losses, if any, to obtain RIC benefits. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate-level income tax.
Our investments in CLOs may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receive cash distributions related to such income.
We anticipate that the CLOs in which we invest may constitute “passive foreign investment companies” (“PFICs”). If we acquire shares in a PFIC (including in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFICs’ income for each year regardless of whether we receive any distributions from such PFICs. We must nonetheless distribute such income to maintain our status as a RIC.
If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the foreign corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status whether or not the CFC makes an actual distribution during such year.
If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities in order to make distributions of such income. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”
We may in the future choose to pay dividends in part in our own shares, in which case you may be required to pay tax in excess of the cash you receive.
We may distribute taxable dividends that are payable in cash or our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in our shares. If we decide to make any distributions consistent with these rulings that are payable in part in our shares, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our shares, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the shares it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our shares at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in shares. In addition, if a significant number of our stockholders determine to sell our shares in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our shares.
You may have current tax liabilities on distributions you reinvest in our common stock.
If you own common stock registered in your own name and do not “opt out” of the distribution reinvestment plan by delivering a written notice to the plan administrator not less than 10 days prior to the Record Date of the next dividend or distribution, you will have all cash distributions automatically reinvested in additional common stock. If you do not “opt out” of the distribution reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the common stock received. See “Distribution Reinvestment Plan.”
Risks Relating to Our Common Stock
Prior to completion of this offering, there will be no public market for our common stock, and we cannot assure you that the market price of our common stock will not decline following the separation from PSEC. An active trading market may not develop for our common stock. If our share price fluctuates after the separation, you could lose all or a significant part of your investment.
There is currently no public market for our common stock. We have applied to list our common stock on the NASDAQ Global Select Market under the symbol “PYLD,” and expect that trading will begin the first trading day after the completion of the separation. There can be no assurance that an active and liquid trading market for our common stock will develop as a result of the separation or be sustained in the future. The lack of an active market may make it more difficult for you to sell our shares and could lead to our share price being depressed or more volatile.
The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after the Rights Offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	investor demand for our shares;

•
significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;

•	failure to qualify as a RIC, or the loss of RIC status;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of any members of our Adviser’s senior investment team;

•	operating performance of companies comparable to us; or

•	general economic conditions and trends and other external factors.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our share price once a market for our shares is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
Our common stock may have a low trading volume and limited liquidity, resulting from a lack of analyst coverage and institutional interest.
Our common stock may receive limited attention from market analysts. Lack of up-to-date analyst coverage may make it difficult for potential investors to fully understand our investment objectives and strategies, which may limit our trading volume. Low trading volumes and lack of analyst coverage may limit your ability to resell your common stock.

Substantial sales of our common stock may occur following the Rights Offering, which could cause the price of our common stock to decline.
It is possible that some stockholders will sell shares of our common stock if, for reasons such as our investment objectives and strategies or market capitalization as a closed-end fund independent from PSEC, we do not fit their investment objectives. Accordingly, certain PSEC’s stockholders may elect or be required to sell our shares following the Rights Offering due to such stockholders’ own investment guidelines or other reasons. Sales of a substantial number of shares of common stock could adversely affect the market price of our common stock and could impair our future ability to raise capital through an offering of our equity securities.
Certain provisions of our charter and bylaws could deter takeover attempts and have an adverse impact on the value of our shares.
Our charter and bylaws could have the effect of limiting (i) the ability of other entities or persons to acquire control of us, (ii) our freedom to engage in certain transactions or (iii) the ability of our stockholders to amend the charter and bylaws or effectuate changes in our management. The provisions of the charter and bylaws could have the effect of depriving the owners of our shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder.
Risks Relating to the Rights Offering
The subscription price determined for the Rights Offering is not an indication of the price at which our common stock will trade.
The Board of Directors determined the fair value of PYLD in accordance with its fair valuation process. The Board of Directors of PSEC based the per share subscription price being used in the Rights Offering on various factors including, among other things, (1) the desirability of broad participation in the Rights Offering by PSEC’s stockholders and of the development of a trading market for both the Subscription Rights and PYLD’s common stock and (2) PSEC’s liquidity needs and the aggregate amount of proceeds to be paid to PSEC pursuant to the Rights Offering if the Rights Offering were fully subscribed. The per share subscription price may not be indicative of the price at which our common stock will trade after the Rights Offering. After the date of this prospectus, you may not be able to sell shares of our common stock that you hold at prices equal to or above the subscription price. See “Determination of Subscription Price—Determination by PSEC Board of Directors of the Exercise Price.”
The combined post-separation value of our common stock and PSEC’s common stock may not equal or exceed the pre-separation value of PSEC’s common stock.
After the separation, PSEC’s common stock will continue to be listed and traded on the NASDAQ Global Select Market. We have applied to list our common stock on the NASDAQ Global Select Market under the symbol “PYLD.” The trading price of PSEC’s common stock immediately following the Rights Offering may be higher or lower than immediately prior to the Rights Offering because the assets and liabilities of PYLD will no longer be held by PSEC, the ongoing earnings of PYLD will no longer be reflected in PSEC’s earnings and PSEC will receive cash proceeds of approximately $ million as a result of the sale of PYLD’s common stock (assuming the Subscription Rights are exercised in full). In addition, we cannot assure you that the combined trading prices of PSEC’s common stock and PYLD’s common stock after the separation, as adjusted for any changes in the combined capitalization of these companies, will be equal to or greater than the trading price of PSEC’s common stock prior to the separation.
PSEC may cancel the Rights Offering at any time prior to the expiration of the Rights Offering and in such case neither PSEC nor the subscription agent will have any obligation to you except to return your exercise payments.
The Rights Offering is subject to the satisfaction or waiver of certain conditions, including the Minimum Subscription Condition, which cannot be waived by PSEC. In addition, PSEC has the right to withdraw and cancel the Rights Offering if, at any time prior to its expiration, the Board of Directors of PSEC determines, in its sole discretion, that the Rights Offering is not in the best interest of PSEC or its stockholders, or that market conditions are such that it is not advisable to consummate the Rights Offering. See “The Rights Offering—Conditions, Withdrawal and Cancellation.”
If the Rights Offering is canceled, any money received from subscribing stockholders will be returned, without interest or penalty, as soon as practicable. PSEC may also extend the Rights Offering for additional periods ending no later than , 2015, although it does not presently intend to do so. If PSEC cancels the Rights Offering and you have not exercised any rights, the Subscription Rights will expire, have no value, and cease to be exercisable for PYLD’s common stock. If you purchase Subscription Rights during the subscription period and PSEC cancels the Rights Offering, you will lose the entire purchase price paid to acquire such Subscription Rights in the market; however, any subscription payments received by the subscription agent will be returned to you, without interest or penalty, as soon as practicable. The dealer managers will not receive any discounts or commissions in the event of a cancellation of the Rights Offering and PSEC will absorb the expenses of the Rights Offering if it is terminated.
No prior market exists for the Subscription Rights and a liquid market for the Subscription Rights may not develop.
We have applied to list the Subscription Rights for trading on the NASDAQ Global Select Market under the symbol “PYLDR.” However, the Subscription Rights are a new issue of securities with no prior trading market. Neither PYLD nor PSEC can provide you with any assurances as to the liquidity of the trading market for the Subscription Rights or the price at which the Subscription Rights may trade following the Rights Offering. In addition, the listing of the Subscription Rights on the NASDAQ Global Select Market is subject to PYLD meeting the listing requirements of the NASDAQ Global Select Market. In the event that these listing approvals cannot be obtained, holders of Subscription Rights will own unlisted securities, which may affect the pricing of the rights in the secondary market, the transparency and availability of trading prices, and the liquidity of the rights.
If you do not act promptly and follow the subscription instructions, your exercise of Subscription Rights will be rejected.
If you desire to purchase shares of common stock in the Rights Offering, you must act promptly to ensure that the subscription agent actually receives all required forms and payments before the expiration of the Rights Offering at 5:00 p.m., New York City time, on , 2015, unless PSEC extends the Rights Offering for additional periods ending no later than , 2015. If you are a beneficial owner of PSEC’s common stock, you must act promptly to ensure that your broker, dealer, custodian bank or other nominee acts for you and that the subscription agent receives all required forms and payments before the Rights Offering expires. Neither PYLD nor PSEC is or will be responsible if your nominee fails to ensure that the subscription agent receives all required forms and payments before the Rights Offering expires. If you fail to complete and sign the required subscription forms, send an incorrect payment amount, or otherwise fail to follow the subscription procedures that apply to the exercise of your Subscription Rights before the Rights Offering expires, the subscription agent will reject your subscription or accept it only to the extent of the payment received. None of PYLD, PSEC or the subscription agent undertakes any responsibility or action to contact you concerning an incomplete or incorrect subscription form or payment, nor are PYLD or PSEC under any obligation to correct such forms or payment. PSEC has the sole discretion to determine whether a subscription exercise properly complies with the subscription procedures.
You will not be able to sell the shares of PYLD’s common stock you buy in the Rights Offering until your account is credited with the common stock.
If you are a registered stockholder of PSEC and you purchase shares in the Rights Offering, your account will be credited with our common stock as soon as practicable after the expiration of the Rights Offering. If your shares of PSEC’s common stock are held by a broker, dealer, custodian bank or other nominee and you purchase shares of PYLD pursuant to your Subscription Rights, your account with your nominee will be credited with the shares of our common stock you purchased in the Rights Offering as soon as practicable after the expiration of the Rights Offering. Until your account is credited, you may not be able to sell your shares even though PYLD’s common stock issued in the Rights Offering will be listed for trading on the NASDAQ Global Select Market. The stock price may decline between the time you decide to sell your PYLD shares and the time you are actually able to sell such shares.
You may not revoke your exercise of the Subscription Rights, and you could be committed to buying shares at a price above the prevailing market price after completion of the Rights Offering.
Once you exercise your rights, you may not revoke the exercise even if you later learn information that you consider to be unfavorable to the exercise of your rights. If you exercise your rights, you may not be able to sell PYLD’s common stock purchased under the rights at a price equal to or greater than the subscription price, and you may lose all or part of your investment in our common stock.
You will not receive interest on your subscription funds during the period pending the closing of the offering.
The subscription agent will hold the gross proceeds from the sale of shares under the rights in escrow in a segregated bank account, and it will release the proceeds together with any interest earned on the proceeds, less any applicable withholding taxes, to PSEC as soon as practicable after the expiration of the Rights Offering.

If the Rights Offering is canceled, any money received from subscribing holders of rights will be returned, without interest or penalty, as soon as practicable. The dealer managers will not receive any discounts or commissions in the event of a cancellation of the Rights Offering and PSEC will absorb the expenses of the Rights Offering if it is terminated.
Certain aspects of the tax consequences of the receipt, sale, exercise, expiration and cancellation of the Subscription Rights are not certain.
Certain aspects of the treatment of the receipt, sale, exercise, expiration and cancellation of the Subscription Rights for U.S. federal income tax purposes are not entirely clear. The U.S. Internal Revenue Service may disagree with the tax treatment discussed herein. You should discuss with your tax advisor the treatment of the receipt, sale, exercise, expiration and cancellation of the Subscription Rights for U.S. federal income tax purposes.
If you receive and exercise the Subscription Rights, you may be subject to adverse U.S. federal income tax consequences.
If you receive a Subscription Right and exercise that right, you should generally expect to have (1) taxable dividend income equal to the fair market value (if any) of the Subscription Right on the date of its distribution by PSEC to the extent of PSEC’s current and accumulated earnings and profits and (2) no additional income upon the exercise of the Subscription Right.
We believe that the price at which the Subscription Rights trade on the day of the distribution should be the best indication of their fair market value at the time of distribution. Such a valuation, however, would not be binding on the IRS or any other tax authority. These taxing authorities could ascribe a higher valuation to the distributed Subscription Rights. Such a higher valuation may affect the tax consequences of the distribution to PSEC’s stockholders. PSEC stockholders are urged to consult their independent tax advisors as to the value of rights distributed to them. You may need to fund any tax resulting from the receipt of the Subscription Right with cash from other sources.
In addition, in certain circumstances, withholding tax or backup withholding tax may apply to the distribution by PSEC of the Subscription Rights (especially with respect to non-U.S. holders that receive Subscription Rights). If withholding tax or backup withholding tax applies to the distribution of the Subscription Rights to you, your broker (or other applicable withholding agent) will be required to remit any such withholding tax or backup withholding tax in cash to the IRS. Depending on the circumstances, the broker (or other applicable withholding agent) may obtain the funds necessary to remit any such withholding tax by asking you to provide the funds, by using funds in your account with the broker or by selling (on your behalf) all or a portion of the Subscription Rights or by another means (if any) available.
You should discuss with your tax adviser the U.S. federal income tax consequences of receiving and exercising the Subscription Rights. For a detailed discussion, see “U.S. Federal Income Tax Considerations.”
If you receive and sell the Subscription Rights, you may be subject to adverse U.S. federal income tax consequences.
If you receive a Subscription Right and sell that right, you should generally expect to have (1) taxable dividend income equal to the fair market value (if any) of the Subscription Right on the date of its distribution by PSEC to the extent of PSEC’s current and accumulated earnings and profits and (2) capital gain or loss upon the sale equal to the difference between the proceeds received upon the sale and the your adjusted tax basis in that right (which should generally equal the fair market value (if any) of the Subscription Right on the date of its distribution by PSEC). It is possible that the sale proceeds received by you upon a sale of the Subscription Rights will be less than any tax resulting from your receipt of the Subscription Right. In this event, you will generally need to fund the remaining portion of any tax with cash from other sources. You should discuss with your tax advisor the U.S. federal income tax consequences of receiving and selling the Subscription Rights.
For a detailed discussion, see “U.S. Federal Income Tax Considerations.”

If you receive but do not sell or exercise the Subscription Rights before they expire, you may be subject to adverse U.S. federal income tax consequences.
If you receive a Subscription Right from PSEC and do not sell or exercise that right before it expires, you should generally expect to have (1) taxable dividend income equal to the fair market value (if any) of the Subscription Right on the date of its distribution by PSEC to the extent of PSEC’s current and accumulated earnings and profits and (2) a capital loss upon the expiration of such right in an amount equal to your adjusted tax basis in that right (which should generally equal the fair market value (if any) of the right on the date of its distribution by PSEC). In general, capital losses are available to offset only capital gains and may not be used to offset dividend or other ordinary income, including ordinary dividend income recognized upon the distribution of Subscription Rights (except, to the extent of up to $3,000 of capital loss per year, in the case of a non-corporate U.S. stockholder). Accordingly, if you receive a Subscription Right from PSEC and take no action, you may owe tax and need to fund that tax with cash from other sources.
By illustration, if you receive Subscription Rights that have a value of $5,000 on the date they are distributed by PSEC, you do not sell or exercise those rights before they expire and PSEC does not cancel the Rights Offering, you should generally expect to have $5,000 of dividend income upon the receipt of the Subscription Rights and a $5,000 capital loss upon the expiration of those rights, which capital loss generally may not be used to offset the dividend income you recognized upon the distribution.
You should discuss with your tax advisor the U.S. federal income tax consequences of receiving and neither selling nor exercising the Subscription Rights. For a detailed discussion, see “U.S. Federal Income Tax Considerations.”
If you receive Subscription Rights and PSEC subsequently cancels the right offering, you may be subject to adverse U.S. federal income tax consequences.
You should discuss with your tax advisor the tax consequences of receiving Subscription Rights if PSEC subsequently cancels the Rights Offering. There are limited authorities addressing the tax consequences that would apply to you in this circumstance. Certain of the authorities suggest that in this circumstance you may not have taxable dividend income upon the receipt of the Subscription Rights if you do not sell or otherwise dispose of the rights and if the receipt and cancellation occur in the same taxable year. However, the scope of those authorities is unclear and PSEC (and any other applicable withholding agent) is likely to take the position, for information reporting and withholding purposes, that you have taxable dividend income upon the receipt of the Subscription Rights even if PSEC subsequently cancels the Rights Offering.
If you have taxable dividend income upon the receipt of a Subscription Right even though PSEC subsequently cancels the Rights Offering, you should generally expect to have a capital loss upon the cancellation of the Subscription Right in an amount equal to your adjusted tax basis (if any) in such right. The use of capital losses is subject to a number of limitations in the Code. See “If you receive but do not sell or exercise the Subscription Rights before they expire, you may be subject to adverse U.S. Federal Income Tax consequences.” For a detailed discussion, see “U.S. Federal Income Tax Considerations.”
If the Rights Offering is not fully subscribed, other existing stockholders of PSEC may increase their ownership in PYLD.
If the Subscription Rights are not exercised in full, other existing stockholders of PSEC may increase their percentage ownership in PYLD through participation in any over-subscription or otherwise. Your interests as a holder of PYLD’s common stock may differ from the interests of other existing stockholders of PSEC.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS
Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•
the impact of an economic downturn on the ability of the issuer of a Senior Secured Loan to continue to operate, which could lead to the loss of some or all of our investment in such Senior Secured Loan or CLO investment;

•	the impact of interest rate volatility on our results, particularly if we elect to use leverage as part of our investment strategy;

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the Target Securities in which we invest;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable investments;

•	our use of financial leverage;

•	our tax status;

•	the timing and amount of interest distributions and dividends from the investments we make; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.
In addition, words such as “anticipate,” “project,” “estimate,” “intend,” “believe,” “expect,” “will,” “may,” “should” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•	future changes in laws or regulations and conditions that impact our operations or investments.
We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC. The forward-looking statements and projections contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS
The gross proceeds of the sale of PYLD’s common stock upon exercise of the Subscription Rights will be payable to and received by PSEC. Consequently, PYLD will not receive any proceeds from the exercise of the Subscription Rights, any sale of the Subscription Rights by any stockholder or the sale of PYLD’s common stock by PSEC.
Assuming the Subscription Rights are exercised in full, PSEC expects to receive net cash proceeds of approximately $                  million as a result of the sale of PYLD’s common stock. However, the costs of organizing PYLD and effecting the distribution of the Subscription Rights, including the fees and expenses of counsel, accountants, the dealer managers who act as managing or solicitation agents for the offering, as well as printing, listing and registration fees, which are estimated to be approximately $        , will be borne by PYLD.

DISTRIBUTIONS
Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions for all or substantially all of our taxable income and pay such distributions on a monthly basis beginning no later than the end of the first full calendar quarter after the Rights Offering. From time to time, we may also pay interim special distributions in the form of cash or shares at the discretion of our Board of Directors. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require PYLD to provide a written statement accompanying any such payment that adequately discloses its source or sources, other than net investment income. Thus, if the source of some or all of the dividend or other distribution were the original capital contribution of the stockholder, and the payment amounted to a return of capital, PYLD would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a dividend or other distribution may be under the impression that they are receiving net profits when they are not. Stockholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully, and should not assume that the source of any distribution from PYLD is net profit. A return of capital distribution does not reflect positive investment performance. Stockholders should not draw any conclusions about PYLD’s investment performance from the amount of its managed distributions. Each year a statement on Form 1099-DIV, identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our taxable income. As a result, a portion of the distributions we make may represent a return of capital for tax purposes.
We intend to make our ordinary distributions out of assets legally available for distribution, in the form of cash to stockholders who have elected to receive their distributions in cash rather than in additional shares under our distribution reinvestment plan, and in the form of additional common stock for stockholders who have not opted out of our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to a U.S. stockholder. If stockholders hold shares in the name of a broker or financial intermediary, they should contact the broker or financial intermediary regarding their election to receive distributions in additional shares.
To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net taxable investment income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net taxable investment income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. We may make interim special distributions to meet our RIC distribution requirements. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. If we have public debt or any preferred shares outstanding, we will be required to include covenants preventing us from making certain distributions or repurchasing common stock during periods when our asset coverage ratios are less than stipulated by the 1940 Act after giving effect to such distribution or repurchase. See “Regulation” in the SAI and “U.S. Federal Income Tax Considerations.”
We have adopted an “opt out” distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will have their distributions automatically reinvested in additional common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash. See “Distribution Reinvestment Plan.”
We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets and non-capital gains proceeds from the sale of assets.
We have declared a dividend in the amount of $            per share for the month ending                with a record date of               , 2015 and a payment date of               , 2015.

INVESTMENT OBJECTIVE AND STRATEGIES
We were organized in September 2014 as a Delaware limited liability company to invest primarily in Target Securities, with an emphasis on current income, and commenced operations in October 2014. Prior to the consummation of the Rights Offering, we will convert to a Maryland corporation. We are an externally managed, non-diversified, closed-end management investment company that intends to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under the Code.
We are managed by Prospect Capital Management L.P., a registered investment adviser under the Advisers Act, which oversees the management of our activities and is responsible for making investment decisions for our portfolio.
Investment Strategy
Our investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing primarily in CLOs whose debt obligations and equity securities are collateralized by diverse portfolios consisting primarily of Senior Secured Loans.
Senior Secured Loans, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Senior Secured Loans typically will be BB or B rated (non-investment grade or “junk”), and in limited circumstances, unrated, loans originated in the United States. Such loans typically have a first lien on the borrower’s assets and, less frequently, a second lien on such assets. They may also be illiquid and difficult to value. We may in the future also invest in loan accumulation facilities, which acquire Senior Secured Loans on an interim basis that are expected to form part of a CLO. We refer to equity securities and junior debt obligations of CLOs, loan accumulation facilities, and direct investments in securities that pay interest, collectively as “Target Securities.” In addition, the Target Securities in which we will primarily seek to invest are unrated or rated below investment grade, which are often referred to as “junk” or “high yield,” and are considered speculative with respect to timely payment of interest and repayment of principal. Under normal circumstances we will invest at least 80% of our assets in securities that pay interest or periodic distributions. This investment strategy may be changed by our Board of Directors if we provide our stockholders with at least 60 days’ prior notice and change our name accordingly.
Our current portfolio consists of interests acquired as new issues and, to a lesser extent, in transactions in the secondary market. We expect to continue to invest in new issue transactions in the primary market and in transactions in the secondary market.
We will identify potential investments using the market knowledge, experience and industry relationships of our Adviser and its affiliates. Their established relationships with CLO collateral managers, underwriters and trading desks will be used to source investment opportunities in the Target Securities. In determining when to sell or call an investment, our Adviser will consider the following factors: the historical and expected performance of such investment, its remaining reinvestment period, current market conditions, our capital needs, and other factors.
We expect to seek to invest a majority of our assets in a portfolio of cashflow CLO equity and debt securities. The underlying assets of cashflow CLOs are comprised primarily of Senior Secured Loans. Therefore, there is a direct relationship between the market for Senior Secured Loans and the market for cashflow CLOs in which we will seek to invest. Most cashflow CLOs differ from market value CLOs in that they do not include mark-to-market covenants. That is, the cashflow CLOs that we target have covenants that are primarily based on the stated value of, and interest payments made in respect of, the performing debt obligations owned by the CLO, whereas market value CLOs have covenants that are primarily based on the market value of the debt obligations owned by the CLO. Thus, the performance of a cashflow CLO is less sensitive than the performance of a market value CLO to the market volatility of the Senior Secured Loans owned by the CLO. We have invested so as to obtain exposure across a relatively broad range of underlying borrowers, sectors, CLO collateral managers, and CLO maturity profiles. We also take into consideration our indirect exposure to particular underlying obligors. In order to comply with diversification requirements applicable to RICs, with respect to half of our investment portfolio, our interest in any one investment will not exceed 5% of the value of our gross assets or 10% of the voting securities of the investment, and with respect to the other half of our portfolio, our interest in any one investment will not exceed 25% of the value of our gross assets. See “U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company” for our detailed RIC diversification requirements. By virtue of our existing investments in cashflow CLOs, which are predominantly collateralized by pools of Senior Secured Loans, we are broadly diversified with respect to underlying credit and are not significantly exposed to any one particular industry or borrower. We have no restrictions on the industry or borrower exposure of the underlying assets, and we do not intend to operate as a “diversified” investment company within the meaning of the 1940 Act. We do not intend to invest in any CLOs or investment companies managed by our Adviser or its affiliates.
About our Adviser
We are managed by Prospect Capital Management L.P., an asset management firm, pursuant to an Investment Advisory Agreement. Our Adviser is registered as an investment adviser with the Securities and Exchange Commission, or “SEC,” under the Advisers Act and is led by a team of investment professionals from the investment and operations team of Prospect Capital Management. These individuals are responsible for our day-to-day operations on behalf of our Adviser and are responsible for developing, recommending and implementing our investment objective.
Prospect Capital Management also manages PSEC, a business development company traded on the NASDAQ Global Select Market, or “NASDAQ.” See “Risk Factors—Risks Related to our Adviser and Its Affiliates.” PSEC commenced operations on July 27, 2004, focusing on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. private middle market companies. As of December 31, 2014, PSEC had (i) total assets of approximately $6.7 billion and (ii) capital under management of approximately $7.3 billion (including undrawn credit facilities). PSEC had $1.12 billion of CLO investments as of December 31, 2014. Prospect Capital Management owns a controlling interest in Priority Senior Secured Income Management, LLC. Priority Senior Secured Income Management, LLC is the investment advisor to Priority Income Fund, Inc., formerly known as Priority Senior Secured Income Fund, Inc. (“PRIS”), a closed-end management investment company that commenced operations on July 31, 2012. PRIS focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, by investing primarily , under normal circumstances, at least 80% of its total assets, or net assets plus borrowings, directly or through CLOs in Senior Secured Loans. PRIS had CLO investments of $28.2 million as of December 31, 2014.
Our Adviser’s investment professionals have significant experience and an extensive track record of investing in companies, managing high-yielding debt and equity investments, and managing and investing in the Target Securities. Such professionals also have knowledge of the managerial, operational, accounting and regulatory requirements of publicly registered investment companies. Our Adviser will utilize its investment, finance, accounting, legal and administrative personnel, in addition to those of Prospect Administration, and may retain additional personnel as our activities expand. We believe that this depth of experience and disciplined investment approach will help our Adviser to successfully execute our investment objective. See “Management” and “Portfolio Management” for biographical information regarding our Adviser’s professionals.
Our Board of Directors, including a majority of independent Directors, will oversee and monitor our investment performance and beginning with the second anniversary of the date of the Investment Advisory Agreement will annually review the compensation we pay to our Adviser to determine that the provisions of the Investment Advisory Agreement are carried out. See “Investment Advisory Agreement.”
Market Opportunity
Overview
CLO market background
A special purpose vehicle (typically formed in the Cayman Islands or another similar jurisdiction) is formed to purchase a broadly assorted pool of debt obligations and issue both rated debt securities and also equity classes (often composed of unrated debt securities treated as equity interests). A CLO uses the periodic cash flows from a portfolio of debt obligations to back the issuance of multiple classes of rated debt obligations. The proceeds from the sale of the debt and the junior capital classes are used to fund the wider purchase of the underlying Senior Secured Loans.
The rated debt classes consist of long-term, non-recourse financing with fixed financing terms, including floating interest rates at a stated spread to LIBOR. Additionally, the underlying Senior Secured Loans in the CLOs are generally not required to be marked-to-market. The capital structure of a typical CLO involves the issue by the special purpose vehicle of multiple classes of debt securities. The amount of each class is determined, among other things, by the credit rating assigned by rating agencies to the securities. These various classes have different rankings as to entitlement to payment of interest and principal. Each class provides credit enhancement to the classes which rank senior to it, since the holders of the senior classes are entitled to payment before payments are made to the holders of the junior classes. In the event of a default and realized loss on any of the Senior Secured Loans underlying a CLO, any shortfall is absorbed first by any additional credit enhancement in the transaction (such as over-collateralization or a cash reserve) and then by the most junior classes of the securities issued to the extent of the credit enhancement provided by that class, and then by the next most senior class or classes until the shortfall has been absorbed in its entirety. See “Risk Factors—Risks Related to Our Investments—Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments” and “—Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in a CLO vehicle defaults on its payment obligations or fails to perform as we expect.”
In a typical CLO, as shown in the chart below, the capital structure would include approximately 90% of rated debt, with the remainder comprising the junior most CLO securities, typically referred to as the CLO’s equity class. So long as a CLO’s contractual obligations are met (including, among others, overcollateralization and interest coverage tests), cashflows derived from the CLO’s pool of Senior Secured Loans are allocated sequentially first to cover the operational and administrative costs of the CLO, second to meet the payment obligations of the highest ranking debt class, third to meet the payment obligations of the next highest ranking debt class and so on until all obligations of the CLO have been met. This sequential cashflow allocation is usually referred to as the “payment waterfall.” The most subordinated class of securities, the equity class, is therefore the most sensitive to defaults and realized losses in relation to the underlying assets, and the most senior class is the least sensitive to them.
The equity class represents the most junior class in the CLO capital structure. The equity class is typically not rated and is subordinated to the debt classes. The holders of this class are typically entitled to any cash reserves that form part of the structure at the point at which such reserves are permitted to be released. The equity class captures available payments at the bottom of the payment waterfall, after operational and administrative costs of the CLO and servicing of all more senior debt securities. Economically, the equity class benefits from the difference between the interest and principal received from the Senior Secured Loans and the interest and principal paid to the holders of debt classes of the CLO. Should a default or decrease in expected payments to a particular CLO occur, that deficiency typically first affects the equity class in that holders of that position generally will be the first to have their payments decreased by the deficiency.
The debt classes of CLOs are typically rated and have a stated coupon, which is usually a floating interest rate at a stated spread to LIBOR. Typically, CLOs have only one class of true equity; however, the most junior class of debt is treated as equity for tax purposes and is referred to by us as equity. An equity class of a CLO does not have a stated coupon. Rather, payments to the equity class of a CLO depend on the residual cashflows after all interest, fees and expenses on the debt classes have been paid and contractual tests have been satisfied. The equity class of a CLO is the most sensitive to defaults and realized losses as it is the most subordinated class in the CLO’s capital structure, whereas each senior CLO debt class of a Target Security is generally not adversely affected by defaults and realized and unrealized losses until total realized losses exceed the value of the equity class and all classes of debt that are junior to it. CLO payment provisions are detailed in a CLO’s indenture and are referred to as the “priority of payments” or “waterfall.”
Each class of securities issued by a CLO generally has voting rights on any amendments that would have a material effect on such class. Neither the debt classes nor equity class of CLOs have voting rights on the management of the underlying portfolio of Senior Secured Loans. The holders of a majority of the equity class of a CLO typically have the right to approve and/or replace the CLO collateral manager after there has been a default in the terms of the CLO. The equity class of a CLO also usually has the ability to force a sale of the CLO’s assets to pay off all of the CLO’s debt following a non-call period that may extend for several years, and PYLD has this right where it holds a majority of the equity class of a CLO. Immediately following the closing of the Rights Offering, it is expected that PYLD will not hold the majority of the equity class in any CLO. However, the Adviser may be able to exercise such rights on behalf of multiple accounts managed by the Adviser, including PYLD. Debt classes of CLOs do not have the right to force repayment of any other debt classes or the equity class of CLOs.
To the extent that certain interest and asset coverage tests are not met at any time, residual cash flows are generally either diverted to repay principal on the prior ranking debt classes, or reinvested in additional underlying Senior Secured Loans until such tests are again in compliance.
Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically 3-5 years). During this time, CLO collateral managers have the ability to reinvest principal payments back into the market. Following the reinvestment period, principal proceeds received are typically used to pay down the debt classes in order of priority.
Transactions generally do not contain optional call provisions, other than a call at the option of the holders of the equity classes for the debt classes to be paid in full after the expiration of an initial period of the life of the special purpose entity (referred to as the “non-call period”). The exercise of the call option is by a specified percentage, typically a majority, of the holders of the equity classes. The equity classes also generally have a call at any time based on certain tax event triggers. In any event, the call can only be exercised by the holders of equity classes if they can demonstrate (in accordance with the detailed provisions in the transaction) that the debt classes will be paid in full if the call is exercised.
Transactions generally contain provisions outlining the rights of noteholders following an event of default. Events of default typically include (among others) failure to meet payment requirements on senior debt of the CLO, and other material defaults under the transaction documents. It is also often an event of default if the par value of the collateral is less than 100% to 105% of the aggregate principal amount outstanding of the senior notes representing the controlling class. The controlling class of noteholders will generally be the most senior debt class then outstanding.
If an event of default occurs, the maturity of the notes can be accelerated at the discretion of the trustee for the noteholders and/or by the applicable majority of the controlling class of noteholders. The transaction may also contain provisions for early redemption at the option of the controlling class of noteholders for certain tax events. The early termination of the transaction in any of these circumstances could expose the holders of CLOs to the risk that the underlying Senior Secured Loans will have to be sold at depressed prices.
An investment in a CLO offers access to a diversified and actively managed or actively monitored portfolio of Senior Secured Loans in a single investment. An investment in the equity class of a CLO provides the potential for enhanced returns generated by the difference between the yield on the underlying assets in the portfolio and the cost of funding the rated debt liabilities.
The most junior classes of all U.S. CLOs (typically referred to as CLO equity classes) have delivered nearly 22% annual average cash yields since January 2003, as shown in the chart below,(1) and, according to Wells Fargo, from 1996 to May 2012, Moody’s rated 4,118 debt tranches from 719 U.S. CLOs. Of that population, 32 suffered principal losses at maturity for a default rate of 0.8%.(2) Wells Fargo notes that most of the defaulted CLO tranches were not from traditional

CLOs, the investment type of which the Target Securities are comprised.
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(1)	Source: Citigroup Global Capital Markets Research – January 15, 2014.

(2)	Source: Wells Fargo Structured Products Research – The CLO Salmagundi: CLOs vs. Corporates, A Default Rate Comparison – March 14, 2014.
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(1)	Source: Citigroup Global Markets Research. 2013 data includes revised index constituents per Citi.

Cashflow transactions
We intend to invest primarily in cashflow CLO transactions. The underlying assets of cashflow CLOs are comprised primarily of Senior Secured Loans. Therefore, there is a direct relationship between the market for Senior Secured Loans and the market for cashflow CLOs in which we will seek to invest. Cashflow CLOs differ from market value CLOs in that they do not include mark-to-market covenants. For example, the cashflow CLOs that we target have covenants that are primarily based on the par value of the Senior Secured Loans owned by the CLO, whereas market value CLOs have covenants that are primarily based on the market value of the Senior Secured Loans owned by the CLO. Thus, the performance of a cashflow CLO is less sensitive than the performance of a market value CLO to the market volatility of the Senior Secured Loans owned by the CLO. Cashflow CLOs typically have a stated maturity of 10 to 12 years with an actual average life of approximately 5 to 9 years.
The underlying assets of cashflow transactions may be either actively managed by a CLO collateral manager, or structured as static pools where few if any changes can be made to the initial asset selection. We intend to invest primarily in actively-managed transactions where the portfolios will be managed according to typically stringent investment guidelines set out at the inception of the transaction. These guidelines likely will include specific requirements determined by the rating agencies (Moody’s, Standard & Poor’s, and/or Fitch), such as a portfolio broadly invested by industry and issuer and weighted average rating requirements on the Senior Secured Loans in the portfolio.
Broad investment variety is a key feature of the portfolios of the CLOs in which we invest, and is aimed at minimizing the effect of potential credit deterioration. Typical guidelines require broad investment variety by issuer and industry. Individual CLO portfolios will generally consist of a large number of issuers in various industries.
Returns to investors in the equity classes of CLOs depend on a number of factors. One of the principal drivers is the number and timing of defaults in the portfolio, as well as recovery rates on any defaulted Senior Secured Loans. Other factors which contribute to return performance are correlation among assets, portfolio purchase price, repayment rate, reinvestment interest rate, trading gains/losses, test levels, frequency of payment on assets and liabilities, and timing of allocation of cashflows.

Outlook
The U.S. Senior Secured Loan market
We believe that while the U.S. Senior Secured Loan market is relatively large, with Standard & Poor’s estimating the total par value outstanding at approximately $833.42 billion as of December 31, 2014,(3) investment in the equity classes of highly leveraged investment vehicles in this market remain largely inaccessible on a direct investment basis to a significant portion of investors that are not lenders or approved institutions. CLOs permit wider exposure to Senior Secured Loans, but this market is almost exclusively private and predominantly institutional.
Senior Secured Loans generally have the following features:

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Seniority. A Senior Secured Loan typically has a first lien, or sometimes a second lien, on the borrower’s assets and ranks senior in a borrower’s capital structure to other forms of debt or equity. As such, that loan maintains the senior-most claim on the company’s assets and cash flow, and we believe should, all other things being equal, offer the prospect of a more stable and lower-risk investment relative to other more subordinate debt and equity classes.

•
Floating rate instruments. A Senior Secured Loan typically contains a floating interest rate versus a fixed interest rate, which we believe provides some measure of protection against the risk of increases in interest rates and inflation. Also, the rated debt classes of a CLO have floating interest rates as well, which provides a partial matching of changes in the interest rates on the CLO’s assets and liabilities, typically subject to minimum “floors” provided for in Senior Secured Loans.

The Senior Secured Loan market is characterized by various factors, including:

•
Consistent long-term performance. Senior Secured Loans as an asset class have provided, as shown in the chart below, positive cash yields in all years since 1997 and only one year of negative returns including mark-to-market volatility. Senior Secured Loans in the aggregate provided a 2-year total return of 7.5% in 2008 and 2009.(4)

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(3)    Source: Standard & Poor’s LCD - Leveraged Lending Review 4Q14.
(4)    Source: Standard & Poor’s/LSTA Leveraged Loan Index Monthly Review – December 2012.
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Source: Standard & Poor’s LCD – Returns Summary.

•
Low default-rate environment. The default rate on all Senior Secured Loans included in the S&P/LSTA Leveraged Loan Index was 3.24% for the twelve month period ending December 31, 2014 and has averaged 2.42% from January 1, 2003 through December 31, 2014.(5) The S&P/LSTA Leveraged Loan Index reflects the market-weighted performance of a selection of U.S. dollar-denominated institutional Senior Secured Loans.

•
Positive outlook for U.S. companies. We believe that U.S. companies are in general in a healthy position. Debt utilization is below the historical average(5) and quarterly EBITDA in the fourth quarter of 2014 experienced an annual growth rate of over 10.3% for Senior Secured Loan issuers over the period from the fourth quarter of 2013 through fourth quarter of 2014.(6)

•
High recovery rates. According to Moody’s, the average recovery rate for Senior Secured Loans that defaulted between 1987 and 2013 is 80.3% which is significantly higher than selected other fixed income asset classes including high-yield bonds (e.g., the 48.1% recovery rate reported for high-yield senior unsecured   bonds).(7) The recovery rate equals the percentage of stated principal of a defaulted Senior Secured Loan ultimately returned after such Senior Secured Loan has defaulted.

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(5)	Source: Standard & Poor’s LCD – Leverage Lending Review 4Q14.

(6)	Source: Standard & Poor’s LCD – March 2, 2015.

(7)	Source: Moody’s Corporate Default and Recovery Rates, 1987-2013.
Source: Moody’s Corporate Default and Recovery Rates, 1987-2013.
We caution investors that the past performance described above is not indicative of future returns, and the results do not include fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.
In the current environment, we believe the above attributes are particularly desirable. We believe that the potential for returns on Senior Secured Loans may remain attractive for at least the next several years, particularly taking into account that as of December 31, 2014 corporate issuers need to refinance approximately $332.5 billion of Senior Secured Loans over the following five years(8) and that funding for such refinancing, including by CLOs, may remain relatively scarce. We believe any such supply and demand imbalance is likely to result in relatively attractive yields for Target Securities.
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(8)	Source: Standard & Poor’s/LSTA Leveraged Loan Index Maturity Breakdown – February 11, 2015.
Deal Sourcing
Deals will typically be sourced through our Adviser’s direct contact and access to major U.S.-based CLO collateral managers and extensive relationships and contacts with U.S. Senior Secured Loan and CLO originating and trading operations at banks and other financial institutions.

Analysis of Collateral
In addition to the in-depth due diligence that we believe the CLO collateral manager will typically conduct on the Senior Secured Loans in a CLO portfolio, our Adviser also will typically perform in-depth due diligence on the individual Senior Secured Loans in the CLO portfolio. Our Adviser’s evaluation process for corporate credit portfolios typically focuses on identifying high-risk issuers, evaluating the key events which could lead to their default, and understanding the timing of these events and the expected severity of loss should these events take place.
In this process of evaluation, input generally will be obtained from our Adviser’s professionals, including its experienced credit team for information with which to screen issuers according to qualitative and quantitative criteria. Credit statistics are typically reviewed for each corporate issuer in our portfolio. This review usually will be used in the investment modeling process and stress case analysis, which our Adviser believes will produce a thorough assessment of underlying potential default and recovery characteristics of Target Securities.
Assessment of CLO Collateral Managers
Assessment of the CLO collateral manager’s expertise in the underlying asset class and track record generally will be a key component in the investment evaluation process. Typical criteria that will be used to evaluate prospective CLO collateral managers include:

•	experience and track record in managing CLOs and Senior Secured Loans;

•	historic performance of such CLO collateral manager’s CLOs with increased focus on performance during the dislocation experienced by credit markets in 2008 and 2009;

•	investment processes and systems;

•	investment style and consistency in portfolio construction;

•	senior management and key team members;

•	access to Senior Secured Loans; and

•	reporting and transparency.
In addition to reviewing offering materials and reporting documentation, our Adviser’s professionals expect to conduct interviews with the senior management and portfolio managers of prospective investee CLO collateral managers and obtain references from other investors in prior vehicles, credit analysts and risk management professionals of prospective managers as part of the investment due diligence process.
CLO Structural Analysis
We expect to utilize both proprietary and third party financial models to assess credit and structural risks of each prospective CLO investment and to determine expected returns. Typically these models incorporate many of the following structural variables and assumptions in respect of each transaction:

•	probability and/or timing of underlying asset default;

•	recovery rates and timing of recovery on defaulted assets;

•	cash receipts and prepayments;

•	reinvestment terms for new Senior Secured Loans;

•	term of the transaction;

•	capital structure;

•	funding cost;

•	fees and expenses; and

•	cash flow “waterfalls,” including application of excess yield and cash flow diversion triggers.

Utilizing our default and recovery assumptions generated for portfolios of underlying Senior Secured Loans, a risk analysis generally will be performed to determine the probability of achieving various return levels for each investment. Transactions which demonstrate stable return profiles with high breakeven probabilities typically will be targeted and transactions with significant tail risk (i.e., probability of achieving below targeted returns) typically will be avoided.
Our Adviser also expects to utilize in-house legal professionals and /or external legal counsel to review CLO legal documents as part of the investment process.
The structural analysis generally will also be used to identify and manage risk concentrations in the aggregate investment portfolio (i.e., asset, asset class, sector, rating and manager) and to ensure ongoing compliance with our investment strategy.
Management of Investments
Investment decisions by our Adviser will generally be based on a rigorous credit and structural review and relative value analysis performed by its team, and potential investments will generally be analyzed on the merits of the individual transaction in terms of absolute return targets and relative value versus comparable opportunities.
Our Adviser’s team generally will prepare an investment memorandum that documents an investment hypothesis and supporting information. Supporting information often includes, among other items, due diligence performed on the underlying portfolio, identification of credits to be included in the transaction, the CLO structural analysis set out above, due diligence performed on the CLO collateral manager, a review and analysis of the offering documentation, and modeling of “downside” and “stress” scenarios.
Our Adviser’s sale and purchase decisions will be reviewed and approved by multiple professionals. Our Adviser’s professionals typically use a consensus approach to decision making, wherein each purchase or sale of an investment must be approved by a majority of such professionals. If a majority consensus is not reached, an investment sale or purchase typically will not be made. Our Adviser’s professionals expect to confer as often as is necessary to discuss potential new investments and existing positions whenever action is required. As part of its investment decisions, our Adviser’s professionals may also take into consideration an analysis of a potential investment’s impact on our portfolio’s structure. See “Portfolio Management” for additional information on our Adviser’s professionals.
In relation to Target Securities in which we invest, our Adviser’s professionals intend to conduct rigorous ongoing analysis on the Senior Secured Loans, the CLO structure and the CLO collateral manager which generally will include monthly reporting providing an overview of:

•	Senior Secured Loan lists;

•	current period buy/sell activity;

•	portfolio metrics (including yield, price, weighted average rating factors and any rating movements);

•	concentration limits;

•	covenant compliance; and

•	cash flows.
Further, our Adviser will hold formal reviews with CLO collateral managers to whom we are exposed on a periodic basis.
Risk management is expected to be an on-going process that may include regular benchmarking of investment performance against the initial investment hypothesis and the maintenance and monitoring of a “risk rating list” by our Adviser on a monthly basis derived from general market information including security prices, press releases, news and statements and ongoing due diligence to assist our Adviser in forecasting the occurrence of specific credit events and modeling outcomes.
Cash Uses and Cash Management Activities
In accordance with our investment strategy, our principal use of cash will be to fund investments sourced by our Adviser, ongoing operational expenses and payment of dividends and other distributions to stockholders in accordance with our distribution policy. See “Distributions.”

Potential Competitive Strengths
We believe that we offer our investors the following potential competitive strengths:
Seasoned Portfolio and Investment History. PSEC is one of the largest U.S. cash flow CLO equity investors in the world with a portfolio of $1.09 billion of CLO equity investments and $1.12 billion of total CLO investments as of December 31, 2014. As of December 31, 2014, the PSEC CLO equity portfolio generated in the latest twelve month (“LTM”) period a cash-on-cash return of 22.0% for the investments held prior to December 31, 2013. The underlying Senior Secured Loans in PSEC’s CLO portfolio had a default balance of 0.02% and an underlying LTM default rate of 0.06% (compared to the S&P/LSTA market LTM default rate of 3.24%) as of December 31, 2014.
Established platform with seasoned investment professionals. We will benefit from the wider resources of our Adviser, which is focused on sourcing, structuring, executing, monitoring and realizing returns from a broad range of investments, including CLO equity. We believe these personnel possess market knowledge, experience and industry relationships that enable them to identify potentially attractive investment opportunities in Target Securities.
Our Adviser has a track record as a sophisticated investor in Target Securities. Consequently, we believe our Adviser has a preferred position to invest with these “best in class” CLO collateral managers, which allows our Adviser to (i) pick and choose among the collateral managers that our Adviser regards as the best performing based on diligenced track record results, (ii) build a portfolio of Target Securities, and (iii) build and extend a proprietary database containing important information about each collateral manager and the Target Securities market, enhancing our Adviser’s competitive edge. Our Adviser focuses on majority economic positions in Target Securities to protect capital, maximize returns through optimal call selection, and enhance liquidity. We believe the personnel available to our Adviser have broad expertise and experience investing in companies, managing high-yielding debt and equity investments, and managing and investing in Target Securities. We will attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform well in a broad range of economic conditions.
Long-term investment horizon. Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that capital invested in these funds, together with any capital gains on such investment, can be invested only during a limited time period and must thereafter be returned to investors. We believe our ability to make investments with a longer-term view and without the capital return requirements of traditional private investment vehicles will provide us with greater flexibility to seek investments that can generate attractive returns on invested capital.
Efficient tax structure. As a regulated investment company, or “RIC,” we generally will not be required to pay federal income taxes on any ordinary income or capital gains that we receive from our investments and distribute to our stockholders as dividends. Because we are not required to pay federal income taxes on our income or capital gains that we distribute to our stockholders, we expect to be able to offer investment terms to potential issuers that are comparable to those offered by our corporate-taxpaying competitors, and achieve after-tax net returns that are often greater than or achieved with lower direct and indirect leverage than their after-tax net returns. Furthermore, tax-exempt investors in our shares who do not finance their acquisition of our shares with indebtedness should not be required to recognize unrelated business taxable income, or “UBTI.” Although, as a RIC, dividends received by us from taxable entities and distributed to our stockholders will not be subject to federal income taxes, any taxable entities in which we own interests will generally be subject to federal and state income taxes on their income. As a result, the net return to us on the investments held by them will be reduced to the extent that such entities are subject to income taxes.
Disciplined, income-oriented investment philosophy. Our Adviser expects to employ a conservative investment approach focused on current income and long-term investment performance. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at issuers of Target Securities which could result in adverse portfolio developments. Our Adviser will conduct regular surveillance of our portfolio and underlying loans held in CLOs including monthly and quarterly dashboards that highlight migrations in credit quality. Our Adviser will also conduct periodic calls with credit analysts of collateral managers to review specific Senior Secured Loans as well as overall portfolio metrics of our CLO investments. This strategy is designed to maximize current income and minimize the risk of capital loss.

Operating and Regulatory Structure
Our investment activities will be managed by our Adviser and supervised by our Board of Directors, a majority of whom are independent. Under our Investment Advisory Agreement, we have agreed to pay our Adviser a base management fee based on our Total Equity Base as well as an incentive fee based on our performance. In addition, we will reimburse our Adviser for routine non-compensation overhead, such as expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement, and other expenses. See “Investment Advisory Agreement” for a description of the payments we will make to our Adviser.
Prospect Administration will provide us with general ledger accounting, fund accounting, and other administrative services.
We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.
We will be subject to certain regulatory restrictions in making our investments. Pursuant to our exemptive relief from the SEC, we may co-invest with other affiliated investment entities to the extent permitted by such exemptive relief and the 1940 Act, or the rules and regulations promulgated thereunder. We will be permitted to, and may, co-invest in syndicated deals and secondary market transactions without reliance on our exemptive order where price and quantity are the only terms of the securities we negotiate. To the extent we are able to make co-investments with our Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.
To seek to enhance our returns, we may borrow money from time to time at the discretion of our Adviser within the levels permitted by the 1940 Act (which generally allows us to incur debt leverage up to one-third of our total assets and preferred stock or a combination of preferred stock and debt leverage up to one-half of our total assets) when the terms and conditions available appear to our Adviser to be favorable to long-term investing and well-aligned with our investment strategy and portfolio composition. In determining whether to borrow money, our Adviser will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. The use of borrowed funds or the proceeds of preferred stock to make investments would have its own specific set of benefits and risks, and all of the costs of borrowing funds or issuing preferred stock would be borne by holders of our shares. See “Risk Factors—Risks Related to Leverage” for a discussion of the risks inherent to employing leverage.
Valuation Procedures
The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual illiquid investment on a quarterly basis.
Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our audit committee’s recommendation of fair value. Our Adviser will compile the relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our audit committee to consider in making its recommendation of fair value to our Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases our audit committee generally will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to our Board of Directors.

We may elect at our cost to engage third-party valuation firms to provide assistance to our audit committee and Board of Directors in valuing certain of our investments. Our audit committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value. See “Determination of Net Asset Value” for a discussion of how net asset value is determined.
Competition
We expect to compete for investments with other investment funds (including other equity and debt funds, mezzanine funds and business development companies), as well as traditional financial services companies such as commercial banks, investment banks, finance companies, insurance companies and other sources of funding. Additionally, because we believe competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including CLOs. As a result of these new entrants, competition for investment opportunities in CLOs may intensify. Many of these entities may have greater financial and managerial resources than we do. We believe we will be able to compete with these entities primarily on the basis of the experience and contacts of our Adviser, and our responsive and efficient investment analysis and decision-making processes.
Employees
We do not have employees, as our day-to-day investment operations are managed by our Adviser and our other operations are managed by our Administrator. In addition, we reimburse Prospect Administration for an allocable portion of expenses incurred by it in performing its obligations under our Administration Agreement, including our allocable portion of rent and the compensation paid by our Administrator for our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative support personnel.
Properties
We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, New York, NY 10016, where we occupy office space on several floors pursuant to an Administration Agreement with Prospect Administration.
Legal Proceedings
Neither we nor our Adviser is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against our Adviser.
From time to time, our Adviser, its affiliates or its professionals may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights with respect to our investments. While the outcome of such legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE
We expect to determine the net asset value per share of our common stock by dividing the value of our investments, cash and other assets (including interest accrued but not collected) less all our liabilities (including accrued expenses, borrowings and interest payables) by the total number of shares of common stock outstanding on a quarterly basis. The most significant estimate inherent in the preparation of our financial statements likely will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There generally is no single method for determining fair value in good faith. As a result, determining fair value usually requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual investment on a quarterly basis.
Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our audit committee’s recommendation of fair value. Our Adviser will compile and review relevant information, including the operating metrics of Target Securities that are CLO securities, including compliance with collateralization tests, defaulted and restructured Senior Secured Loans that comprise a CLO’s portfolio, payment defaults, if any, recent trading activity in the security, if known, and the most recent trustee reports and note valuation reports. The values of Target Securities that are CLO securities are primarily determined using a third-party cash flow modeling tool. The model will contain certain assumption inputs that are reviewed by a third party and our audit committee and adjusted as appropriate to incorporate how historic, current and potential market developments might potentially impact the performance of such investments.
PYLD may also invest directly in Senior Secured Loans (either in the primary or secondary markets) or in loan accumulation facilities, which acquire Senior Secured Loans on an interim basis that are expected to form part of a CLO. In valuing such investments, our Adviser will prepare an analysis of each Senior Secured Loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the issuer of such Senior Secured Loan.
We seek to derive a value at which market participants could transact in an orderly market and also seek to benchmark the model inputs and resulting outputs to observable market data, when available and appropriate. Available information, including non-binding indicative bids which may not be considered reliable, typically will be presented to our audit committee to consider in making its recommendation of fair value to our Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our audit committee and Board of Directors in valuing certain of our investments. Our audit committee expects to evaluate the impact of such additional information, and factor it into its consideration of fair value.
Determinations in Connection With Offerings
In connection with any future offering of common stock, our Board of Directors or a committee thereof will be required to make the determination that we are not selling common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (i) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of common stock, but instead it will involve the determination by our Board of Directors or a committee thereof that we are not selling common stock at a price below the then current net asset value of our common stock at the time at which the sale is made.
Moreover, to the extent that there is even a remote possibility that we may (i) issue common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking

(which we provide in certain registration statements we file with the SEC) to suspend the offering of common stock pursuant to a prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

PORTFOLIO INVESTMENTS
The following is a listing of our CLOs at , 2015. Values are as of , 2015. These investments have different CLO collateral managers.

Portfolio Investments	Title and Class of Securities Held	% of Class Held	Fair Value (Equity)	Fair Value (Debt)
			(in thousands)	(in thousands)

A summary of the collateral characteristics of the CLO equity as of December 31, 2014 is provided below:

Top 10 Underlying Issuer Exposures(1)
Issuer Name	% of Portfolio
Albertson’s	0.80%
Asurion	0.76%
Tribune	0.76%
Charter Communications	0.72%
Dell International	0.71%
FMG Resources	0.68%
Calpine	0.60%
First Data	0.53%
Univision Communications	0.53%
Community Health Systems	0.53%
Source: Intex
(1) Excludes newly issued transactions for which collateral data is not yet available.

Top 20 Underlying Issuer Sector Exposure(1)
Sector	Balance	%
Healthcare & Pharmaceuticals	1,416,544,156	9.78%
High Tech Industries	974,358,648	6.73%
Services: Business	933,914,292	6.45%
Hotel, Gaming & Leisure	921,156,555	6.36%
Media: Broadcasting & Subscription	840,609,281	5.80%
Banking, Finance, Insurance & Real Estate	776,073,370	5.36%
Chemicals, Plastics & Rubber	771,438,126	5.33%
Telecommunications	745,729,130	5.15%
Retail	694,421,870	4.80%
Energy: Oil & Gas	572,036,124	3.95%
Beverage, Food & Tobacco	517,738,471	3.58%
Automotive	489,471,236	3.38%
Capital Equipment	431,717,543	2.98%

Top 20 Underlying Issuer Sector Exposure(1)
Media: Advertising, Printing & Publishing	371,936,045	2.57%
Utilities: Electric	341,167,512	2.36%
Services: Consumer	315,091,837	2.18%
Containers, Packaging & Glass	306,000,048	2.11%
Metals & Mining	300,287,811	2.07%
Construction & Building	295,629,162	2.04%
Aerospace and Defense	272,969,863	1.88%
Source: Intex
(1) Excludes newly issued transactions for which collateral data is not yet available.

Underlying Loan Moody’s/S&P Ratings Distribution(1)
Quarter-End	Baa/BBB	Ba/BB	B/B	Caa/CCC and lower	Unrated
December 31, 2014	2.41% / 0.71%	31.61% / 21.95%	62.83% / 72.10%	1.16% / 0.80%	1.99% / 4.44%
Source: Intex
(1) Excludes structured product assets and newly issued transactions for which collateral data is not yet available. Ratings are deal-defined.

Investment Exits

The following sets forth all of the CLO equity investments that PSEC has exited since it began investing in CLOs in August 2011 and the realized cash IRRs:

•	On October 17, 2013, PSEC redeemed its $19.7 million investment in Apidos CLO VIII, Ltd., realizing a cash IRR of 31.9%.

•	On October 3, 2014, PSEC sold its $35.0 million investment in Babson CLO Ltd. 2011-I, realizing a cash IRR of 18.4%.

•	On October 20, 2014, PSEC sold its $22.0 million investment in Galaxy XII CLO, Ltd., realizing a cash IRR of 12.9%.

•	On December 4, 2014, PSEC sold its $29.1 million investment in Babson CLO Ltd. 2012-I, realizing a cash IRR of 13.2%.

•	On December 4, 2014, PSEC sold its $27.9 million investment in Babson CLO Ltd. 2012-II, realizing a cash IRR of 15.2%.

MANAGEMENT
Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our Board of Directors. The responsibilities of our Board of Directors include, among others, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our Board of Directors currently has an audit committee and a nominating and corporate governance committee and may establish additional committees from time to time as necessary. Each Director will serve until the expiration of such Director’s term and until his or her successor is duly elected. Although the number of Directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent Director. Any Director may resign at any time and may be removed only for cause by the stockholders upon the affirmative vote of at least two-thirds of all the votes entitled to be cast generally in the election of Directors.
Except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Board of Directors and Executive Officers
Our Board of Directors will consist of five members, three of whom are not “interested persons” of ours or of our Adviser as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent Directors. Members of our Board of Directors have been divided into three classes of Directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2016, 2017 and 2018, respectively, and in each case, those Directors will serve until their successors are elected and qualify. Beginning in 2015, upon expiration of their current terms, Directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of Directors will be elected by the stockholders. We are prohibited from making loans or extending credit, directly or indirectly, to our Directors or executive officers under section 402 of the Sarbanes-Oxley Act.
Directors
Information regarding our Board of Directors is set forth below. We have divided the Directors into two groups—interested directors and independent directors. The address for each Director is c/o Prospect Yield Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Interested Directors
The following Directors are “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Directorships Held by Director During Past 5 Years
M. Grier Eliasek, 41	Director, Chairman of the Board, Chief Operating Officer		Managing Director of our Adviser, President and Chief Operating Officer of PSEC, Managing Director of Prospect Administration, Director, Chairman of the Board, Chief Executive Officer and President of PRIS and Pathway Energy Infrastructure Fund, Inc.	4	PSEC, PRIS, and Pathway Energy Infrastructure Fund, Inc.
	Director

Independent Directors
The following Directors are not “interested persons” as defined in the 1940 Act.

Name and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

Director Qualifications
Our Board of Directors believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow our Board of Directors to operate effectively in governing PYLD and protecting the interests of its stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each Director considered by our Board of Directors.
M. Grier Eliasek
Mr. Eliasek has been our Chairman of the Board and Chief Operating Officer since inception. Mr. Eliasek also currently serves as a Managing Director of our Adviser and our Administrator, as President, Co-Founder and Chief Operating Officer of PSEC. He also serves on the Board of Directors for PSEC, PRIS and Pathway Energy Infrastructure Fund, Inc. and leads each of Prospect Capital Management’s investment committees in the origination, selection, monitoring and portfolio management of investments. Prior to joining Prospect Capital Management in 2004, Mr. Eliasek served as a Managing Director with Prospect Street Ventures, an investment management firm which, together with its predecessors, invested in various investment strategies through publicly-traded closed-end funds and private limited partnerships. Prior to joining Prospect Street Ventures, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm. Mr. Eliasek received his MBA from Harvard Business School and his Bachelor of Science degree in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.
Mr. Eliasek brings to our Board of Directors business leadership and experience and knowledge of Target Securities, other debt, private equity and venture capital investments and, as well, a knowledge of diverse management practices. His depth of experience in managerial positions in investment management, securities research and financial services, as well as his knowledge of our business and operations, provides our Board of Directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Eliasek’s service as Chief Operating Officer and President of PYLD, as Chief Operating Officer and President of our Adviser and as a Managing Director of Prospect Capital Management and Prospect Administration provide him with a specific understanding of PYLD, its operation, and the business and regulatory issues facing PYLD.
[Profiles of other directors to be inserted]

Information about Executive Officers Who are Not Directors

Name, Address and Age	Position(s) Held with Company	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John F. Barry III, 62	Chief Executive Officer and President	Chief Executive Officer and President since October 2014	Managing Director of our Adviser since 2004. Chief Executive Officer of PSEC since July 2004.
Brian H. Oswald, 54	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since October 2014
Joined Prospect Administration as Managing Director in June 2008. Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of PSEC since June 2008. Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of PRIS and Pathway Energy Infrastructure Fund, Inc. since December 2014.

John F. Barry III
Mr. Barry has been our Chief Executive Officer and President since inception. We benefit from Mr. Barry’s years of experience as a lawyer, investment banker, venture capitalist, and private equity investor, and his service on various boards of directors, over the past 35 years. Mr. Barry has also served on the boards of directors of private and public companies, including financial services, financial technology and energy companies. Previously, Mr. Barry managed the Corporate Finance Department of L.F. Rothschild & Company, focusing on private equity and debt financing for energy and other companies, and was a founding member of the project finance group at Merrill Lynch & Co. The Board also benefits from Mr. Barry’s experience prior to Merrill Lynch working as a corporate securities lawyer at Davis Polk & Wardwell, advising energy companies and their commercial and investment bankers. Mr. Barry’s service as Chief Executive Officer and President of PYLD and as a Managing Director of our Adviser and Prospect Administration provides him with a continuously updated understanding of PYLD, its operations, and the business and regulatory issues facing PYLD.
Brian H. Oswald
Mr. Oswald has been our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary since inception. Mr. Oswald is also the Chief Financial Officer and Chief Compliance Officer of PSEC, PRIS and Pathway Energy Infrastructure Fund, Inc. and has 33 years of experience. Prior to joining PSEC, Mr. Oswald spent two years with the Structured Finance Division of GSC Group, most recently as Managing Director of Finance. From 1997 to 2003, Mr. Oswald was the Chief Accounting Officer at Capital Trust, Inc., a self-managed finance and investment management REIT which specializes in credit-sensitive structured financial products. In 2003, he was elevated to Managing Director and Chief Financial Officer of Capital Trust, a position he held until 2005. During his tenure with Capital Trust, the company completed its public offering which recapitalized the company and raised three private equity funds. From 1996 to 1997, Mr. Oswald served as the Corporate Controller for Magic Solutions, Inc., an international computer software company and led the expansion and surveillance of three international sites. He was the Director of Financial Reporting and Subsidiary Accounting for River Bank America from 1995 to 1996 and assisted in raising new capital for the bank. From 1992 to 1994, he was the Executive Vice President and President of Gloversville Federal Savings and Loan Association. Mr. Oswald began his career in 1982 at KPMG Peat Marwick where he held various positions over his ten-year tenure, finishing as a senior manager in the financial institutions group. Mr. Oswald holds a BA from Moravian College and is a licensed Certified Public Accountant in the States of New York and Pennsylvania. He is also a Certified Management Accountant.
The address for our executive officers is c/o Prospect Yield Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Director Independence
Our Board of Directors annually determines each Director’s independence. We do not consider a Director independent unless our Board of Directors has determined that he or she has no material relationship with us, PSEC or the Adviser. We monitor the relationships of our Directors and officers through a questionnaire each Director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
In order to evaluate the materiality of any such relationship, our Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a Director, shall be considered to be independent if he or she is not an “interested person” of us, as defined in Section 2(a)(19) of the 1940 Act.
The Board of Directors has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management or any of its affiliates and has concluded that        are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of PYLD and, if applicable, investments in us that are on the same terms as those of other stockholders.
Board Leadership Structure
Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and our services and expenses and performance of our service providers. Among other things, our Board of Directors approves the appointment of our investment adviser and executive officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.
Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of our Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by our Board of Directors. We do not have a fixed policy as to whether the Chairman of our Board of Directors should be an independent Director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of us and our stockholders at such times.
Presently, Mr. Eliasek serves as the Chairman of our Board of Directors. Mr. Eliasek is an “interested person” of us as described above. We believe that Mr. Eliasek’s history with us, familiarity with our investment platform, and knowledge of the financial services industry, and the investment valuation process, in particular, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Eliasek’s relationship with our Adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, helping these groups act with a common purpose.
Our Board of Directors does not currently have a designated lead independent Director. We are aware of the potential conflicts that may arise when a non-independent Director is Chairman of our Board of Directors, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent Directors in executive session without the presence of interested Directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of independent Directors and the appointment of a Chief Compliance Officer, with whom the independent Directors meet regularly without the presence of interested Directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board’s Role in Risk Oversight
Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent Directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” our audit committee and our nominating and corporate governance committee assist our Board of Directors in fulfilling its risk oversight responsibilities. Our audit committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our investments, overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. Our nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating Directors for election by our stockholders, developing and recommending to our Board of Directors a set of corporate governance principles and overseeing the evaluation of our Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board of Directors annually reviews a written report from our Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and procedures and our service providers. Our Chief Compliance Officer’s annual report addresses at a minimum (i) the operation of our compliance policies and procedures and our service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of our Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which our Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, our Chief Compliance Officer meets separately in executive session with the independent Directors at least quarterly.
We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a registered closed-end management investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness, and we are limited in our ability to invest in any company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manner in which our Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of our Board of Directors
Our Board of Directors has the following committees:
Audit Committee
Our audit committee is responsible for establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our Target Securities and investments; selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants; approving professional services provided by our independent accountants (including compensation therefore); reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of our audit committee will be , all of whom are independent.   will serve as the Chairman of our audit committee and our Board of Directors has determined that is an “audit committee financial expert” as defined under SEC rules.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee selects and nominates Directors for election by our stockholders, selects nominees to fill vacancies on our Board of Directors or a committee thereof, develops and recommends to our Board of Directors a set of corporate governance principles and oversees the evaluation of our Board of Directors and our management. The committee will be composed of           .              will serve as Chairman of our nominating and corporate governance committee.
Our nominating and corporate governance committee does not currently have a written policy with regard to nominees recommended by our stockholders. The absence of such a policy does not mean, however, that a stockholder recommendation will not be considered if one is received.
Our nominating and corporate governance committee will consider qualified Director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding Director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each Director nominee: full name, age and address; principal occupation during the past five years; current Directorships on publicly held companies and investment companies; number of our shares owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by our stockholders.

In evaluating Director nominees, the members of our nominating and corporate governance committee consider the following factors:

•	the appropriate size and composition of our Board of Directors;

•	whether or not the person is an “interested person” with respect to us as defined in Section 2(a)(19) of the 1940 Act;

•	our needs with respect to the particular talents and experience of its Directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board of Directors;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices;

•	appreciation of the relationship of our business to the changing needs of society;

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and

•	all applicable laws, rules, regulations, and listing standards.
Our nominating and corporate governance committee’s goal is to assemble a Board of Directors that brings to us a variety of perspectives and skills derived from high quality business and professional experience.
Other than the foregoing there are no stated minimum criteria for Director nominees, although the members of our nominating and corporate governance committee may consider such other factors as they may deem are in the best interests of us and our stockholders. Our nominating and corporate governance committee also believes it appropriate for certain key members of our management to participate as members of our Board of Directors.
The members of our nominating and corporate governance committee identify nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. If any member of our Board of Directors does not wish to continue in service or if our Board of Directors decides not to re-nominate a member for re-election, the independent members of our Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. Our Board of Directors and our nominating and corporate governance committee has not engaged any third parties to identify or evaluate or assist in identifying potential nominees, although each reserves the right in the future to retain a third party search firm, if necessary.
Our nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying Director nominees. In determining whether to recommend a Director nominee, our nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of our Board of Directors as a whole. Our nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to our Board of Directors, when identifying and recommending Director nominees. Our nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting Director nominees is consistent with our nominating and corporate governance committee’s goal of creating a Board of Directors that best serves our needs and the interest of our stockholders.

Compensation of Directors
Our Directors who do not also serve us or our Adviser in an executive officer capacity are entitled to receive annual cash retainer fees, determined based on our net asset value as of the end of each fiscal quarter. We expect to raise $ , in which case, our directors will earn $ . These Directors will be               . Amounts payable under the arrangement will be determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer
$0 million - $100 million	$0
$100 million - $300 million	$35,000
$300 million - $500 million	$50,000
$500 million - $1 billion	$75,000
>$1 billion	$100,000
We will also reimburse each of the above Directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.
Compensation of Executive Officers
Our executive officers will not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of our Adviser and Prospect Administration or by individuals who were contracted by such entities to work on behalf of us or our Adviser, pursuant to the terms of the Investment Advisory Agreement and Administration Agreement. Each of our executive officers is an employee of our Adviser and/or Prospect Administration and the day-to-day investment operations of our portfolio are managed by our Adviser. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by Prospect Administration, as applicable, in performing its obligations under the Administration Agreement, including the allocable portion of the cost of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative support personnel under the Administration Agreement.
The Investment Advisory Agreement provides that our Adviser and its officers, Directors, controlling persons and any other person or entity affiliated with it acting as our agent will be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by our Adviser or such other person, and our Adviser and such other person will be held harmless for any loss or liability suffered by us, if (i) our Adviser has determined, in good faith, that the course of conduct which caused the loss or liability was in our best interests, (ii) our Adviser or such other person was acting on behalf of or performing services for us, (iii) the liability or loss suffered was not the result of gross negligence, bad faith, willful misfeasance or reckless disregard of responsibility by our Adviser or an affiliate thereof acting as our agent, and (iv) the indemnification or agreement to hold our Adviser or such other person harmless is only recoverable out of our net assets and not from our stockholders.

PORTFOLIO MANAGEMENT
The management of our investment portfolio will be the responsibility of our Adviser and its professionals, which currently includes John F. Barry III, Chief Executive Officer of our Adviser and our Chief Executive Officer and President, M. Grier Eliasek, President and Chief Operating Officer of our Adviser and our Chief Operating Officer, Brian H. Oswald, Managing Director of Prospect Administration and our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary, as well as Robert J. Klein and Nishil Mehta. For more information regarding the business experience of Messrs. Barry, Eliasek and Oswald, see “Management—Board of Directors and Executive Officers,” and of Messrs. Klein, and Mehta, see “ —Investment Personnel” below. For information regarding our shares owned by our Adviser’s professionals, see “The Rights Offering—Control Persons and Principal Stockholders.” Our Adviser’s professionals will not be employed by us, and will receive no compensation from us in connection with their portfolio management activities.
Our executive officers, certain of our Directors and certain finance professionals of our Adviser are also officers, directors, trustees, managers, and/or key professionals of other Prospect Capital Management and/or Prospect Administration entities and PSEC. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Prospect Capital Management may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, equity interests in our Adviser may be granted to certain management personnel performing services for our Adviser.
Set forth below is additional information regarding additional entities that are managed by the professionals of our Adviser:

Name	Entity	Investment Focus	Gross Assets(1)
Prospect Capital Corporation	Business Development Company	Investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of a broad portfolio of U.S. companies	$6.72 billion

Name	Entity	Investment Focus	Total Investments(2)
Priority Income Fund, Inc.	Closed-End Fund	Investments in Target Securities.	$28.2 million
Pathway Energy Infrastructure Fund, Inc.	Closed-End Fund	Investments in securities of companies that are focused on energy and related infrastructure and industrial sectors.	$0
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(1)	Gross assets are calculated as of December 31, 2014.

(2)	Total investments are calculated as of December 31, 2014.
Investment Personnel
Messrs. Barry and Eliasek are assisted by Robert J. Klein and Nishil Mehta, who serve as Managing Director and Principal, respectively, for our Adviser.
Information regarding Messrs. Klein and Mehta is set forth below.
Robert J. Klein is a Managing Director of our Adviser with 25 years of finance industry experience. Mr. Klein is responsible with Mr. Mehta for originating, executing, and managing our investments in CLOs and managing our relationships with CLO collateral managers and CLO underwriters. From 2002 to 2011, Mr. Klein worked at American Capital, Ltd. where he was a Managing Director and led the New York private equity portfolio team as well as numerous debt investments with financial sponsor clients. From 1992 to 2001, Mr. Klein worked at American Securities and American Industrial Partners, both active middle-market private equity firms. Mr. Klein began his career in the Mergers and Acquisitions groups of First Boston and Morgan Stanley. Mr. Klein holds a JD with Distinction from Stanford Law School and a BA summa cum laude from Yale College where he was a member of Phi Beta Kappa. Mr. Klein has been admitted to the California bar (inactive status). He serves on the Board of Trustees of Temple Beth El of Northern Westchester and on the Committee for Ancient and Byzantine Art at the Art Institute of Chicago. He is a former Professional Fellow of the New York University Center for Law and Business.

Nishil Mehta is a Principal of our Adviser with 11 years of finance industry experience. Mr. Mehta is responsible along with Mr. Klein for originating, executing, and managing our investments in CLOs and managing our relationships with CLO collateral managers and CLO underwriters. Mr. Mehta manages capital-raising for PSEC and critical relationships with PSEC’s investors, lenders, investment banks, and rating agencies. From 2009 to 2010, Mr. Mehta worked at CIT Asset Management, where he served as one of four credit analysts managing a portfolio of middle-market and broadly syndicated leveraged loans funded through CLOs. From 2003 to 2008, Mr. Mehta worked at Wachovia Securities, where he raised and managed structured debt, including for CLOs, for U.S. and European collateral managers. Mr. Mehta also originated and purchased leveraged loans for the purpose of building and managing Wachovia’s CLO portfolios. Mr. Mehta holds a BBA with honors from the Goizueta Business School at Emory University.

INVESTMENT ADVISORY AGREEMENT
Overview of Our Adviser
Management Services and Responsibilities
Prospect Capital Management L.P. has registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the Investment Advisory Agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our Adviser oversees our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory Agreement, our Adviser:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determines what securities we will purchase, retain or sell;

•	identifies, evaluates, negotiates and structures the investments we make; and

•	executes, monitors and services the investments we make.
Our Adviser’s services under the Investment Advisory Agreement may not be exclusive, and our Adviser is free to furnish similar services to other entities so long as its services to us are not impaired.
Advisory Fees
After the completion of this offering, we will pay our Adviser a fee for its services under the Investment Advisory Agreement consisting of two components—a base management fee and an incentive fee. The cost of both the base management fee payable to our Adviser and any incentive fees it earns will ultimately be borne by our stockholders.
The base management fee is calculated and payable quarterly in arrears and equals an annual rate of 1.75% of our Total Equity Base. “Total Equity Base” is defined as the NAV of our common stock and the liquidation preference capital of our preferred stock, if any. These management fees are paid by our common stockholders and are not paid by holders of preferred stock, if any, or the holders of any other types of securities that we may issue. Base management fees for any partial calendar quarter will be appropriately pro-rated. The base management fee does not increase when we borrow funds, but will increase if we issue preferred stock, which we may do within the first twelve months following the completion of this offering.
In addition, we will pay the Adviser an incentive fee based on our performance. The incentive fee is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to our Adviser in respect of any capital gains. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Prospect Administration, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value, as well as any such amounts received (or accrued) in kind. Therefore, the hurdle rate is affected by accrued income.
Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 2.00% of our NAV of our common stock per quarter (8.00% annualized). For such purposes, our quarterly rate of return is determined by dividing our Pre-Incentive Fee Net Investment Income by our reported net assets as of the prior period end. Our net investment income used to calculate this part of the incentive fee is also included in the calculation of the Total Equity Base which is used to calculate the 1.75% base management fee.

The incentive fee is paid to the Adviser as follows:
•     no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle of 2.00% of our NAV of our common stock;
•     100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.50% of our NAV of our common stock in any calendar quarter (10.00% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.50% of our NAV of our common stock) as the “catch-up.” The “catch-up” is meant to provide the Adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a hurdle did not apply if this Pre-Incentive Fee Net Investment Income meets or exceeds 2.50% of our NAV of our common stock in any calendar quarter; and
•     20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.50% of our NAV of our common stock in any calendar quarter (10.00% annualized) is payable to the Adviser (that is, once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is paid to the Adviser).
You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to Pre-Incentive Fee Net Investment Income.
The portion of such incentive fee that is attributable to deferred interest (such as PIK interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent we actually receive such interest in cash, and any accrual will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such amounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction of the incentive fees for such quarter.
No incentive fee is payable to the Adviser on capital gains, whether realized or unrealized. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.
The following is a graphical representation of the calculation of the incentive fee as well as examples of its application.

Quarterly Incentive Fee Based on Net Investment Income

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)*
Alternative 1:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 1.25%
Hurdle rate(1) = 2.00%

Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 0.5625%
Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Rate, therefore there is no incentive fee.
Alternative 2:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 2.70%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 2.0125%
Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.
Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))
= (100.0% × (Pre-Incentive Fee Net Investment Income – 2.00%)) + 0%
= 100.0% × (2.0125% – 2.00%)
= 100.0% × 0.0125%
= 0.0125%
Alternative 3:
Assumptions
Investment income (including interest, distributions, fees, etc.) = 3.25%
Hurdle rate(1) = 2.00%
Base management fee(2) = 0.4375%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.25%
Pre-Incentive Fee Net Investment Income
(investment income – (base management fee + other expenses)) = 2.5625%
Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% × “Catch-Up”) + (the greater of 0% AND (20% × (Pre-Incentive Fee Net Investment Income – 2.50%)))
= (100.0% × (2.50% – 2.00%)) + (20% × (Pre-Incentive Fee Net Investment Income – 2.50%))
= (100.0% × (2.50% – 2.00%)) + (20% × (2.5625% – 2.50%))
= 0.5000% + .0125%
= 0.5125%
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(*)     The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)     Represents 8.0% annualized hurdle rate.
(2)     Represents 1.75% annualized base management fee.
(3)     Excludes organizational and offering expenses.

Payment of Our Expenses
Our primary operating expenses will be the payment of advisory fees and other expenses under the Investment Advisory Agreement and Administration Agreement, and other expenses necessary for our operations. Our investment advisory fee will compensate our Adviser for its work in identifying, evaluating, negotiating, executing and monitoring our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organizational expenses relating to offerings of our shares, subject to limitations included in the Investment Advisory Agreement;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	investment advisory fees and other expenses under the Investment Advisory Agreement, including routine non-compensation overhead expenses of our Adviser;

•
fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, and costs related to listing our securities on any securities exchange;

•	federal, state and local taxes;

•	independent Directors’ fees and expenses;

•	costs of proxy statements, stockholders’ reports and notices;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for the purchase and sale of our investments; and

•
all other expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement.

Duration and Termination
Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was executed and will remain in effect from year-to-year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the Investment Advisory Agreement.
The Investment Advisory Agreement provides that we may terminate the agreement without penalty upon 60 days’ written notice to our Adviser. If our Adviser wishes to voluntarily terminate the Investment Advisory Agreement, it must give stockholders a minimum of 60 days’ notice prior to termination and must pay all expenses associated with its termination. The Investment Advisory Agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.
Without the vote of a majority of our outstanding voting securities, our Investment Advisory Agreement may not be amended in a manner economically material to our stockholders. In addition, should we or our Adviser elect to terminate the Investment Advisory Agreement, a new investment adviser may not be appointed without approval of a majority of our outstanding shares, except in limited circumstances where a temporary adviser may be appointed without stockholder consent, consistent with the 1940 Act for a time period not to exceed 150 days following the date on which the previous contract terminates.
Indemnification
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of its services under the Investment Advisory Agreement or otherwise as our investment adviser.
Organization of Our Adviser
Our Adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of our Adviser is Prospect Capital Management L.P., 10 East 40th Street, 42nd Floor, New York, New York 10016.
Board Approval of the Investment Advisory Agreement
A discussion regarding the basis for our Board of Directors’ approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to the effectiveness of the registration statement of which this prospectus forms a part.
ADMINISTRATION AGREEMENT
We have also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or oversees, or arranges for, the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative support personnel. Under the Administration Agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, arranges, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is an affiliate of our Adviser.

Indemnification
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as our administrator.

DISTRIBUTION REINVESTMENT PLAN
We have adopted an “opt-out” distribution reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted-out” of our distribution reinvestment plan will have all distributions automatically reinvested in additional common stock.
To opt out of the distribution reinvestment plan so as to receive any dividends or other distributions in cash, stockholders must notify , the plan administrator, in writing so that notice is received by the plan administrator not less than 10 days prior to the Record Date of the relevant distribution.
For stockholders who do not affirmatively opt out of the distribution reinvestment plan, the plan administrator will automatically reinvest any dividends or other distributions in additional common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not opted out of the plan and may hold such shares in non-certificated form under the plan administrator’s name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder’s plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue, without charge to the participant, a certificate registered in the participant’s name for the number of whole shares of common stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant’s account.
We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan at a price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of common stock at the close of regular trading on NASDAQ on the valuation date fixed by our Board of Directors for such dividend. Market price per share on that date will be the closing price for such shares on NASDAQ or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.
There will be no brokerage charges to stockholders with respect to common stock issued directly by us. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. If you have shares held through a broker and you do not wish to participate in the plan, you should contact your broker to opt out of the plan.
Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www. .com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at or by calling the plan administrator at . You will need to know your ten (10) digit account number and your social security number to gain access to your account. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date. Otherwise, such termination will be effective only with respect to any subsequent distribution.
The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at , or by telephone at .
The plan administrator will seek at all times to act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and will not be liable for loss or damage due to errors unless such error is caused by the plan administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

DESCRIPTION OF OUR SECURITIES
We are currently a Delaware limited liability company. Prior to the consummation of the Rights Offering, we will convert to a Maryland corporation. The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.
Capital Stock
Our authorized capital stock consists of 200,000,000 shares of stock, par value $0.001 per share, all of which are initially designated as common stock. We may issue preferred stock following the closing of the Rights Offering. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
The following are our outstanding classes of securities as of                      , 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	200,000,000	—
Preferred Stock	—	—
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, manager, managing member or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board of Directors will be divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the annual meeting of stockholders in 2016, 2017, and 2018, respectively, and in each case, those directors will serve until their successors are elected and qualify. Beginning in 2016, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms, until their successors are duly elected and qualify, and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our charter and bylaws provide that each director shall be elected by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that, at such time as we are eligible to make the election provided for under Section 3-802(b) of the Maryland General Corporation Law, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by our Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting or (2) provided that the special meeting was called for the purpose of electing directors, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the corporation’s Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, our charter provides that the following matters require the approval of stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter:

•
any amendment to the provisions of the charter relating to the classification of our Board of Directors, the power of our Board of Directors to fix the number of directors, and the vote required to elect or remove a director;

•	any charter amendment that would convert PYLD from a closed-end company to an open-end company or interval company or make our common stock a redeemable security (within the meaning of the 1940 Act);

•	the liquidation or dissolution of PYLD or any charter amendment to effect the liquidation or dissolution of PYLD;

•	any merger, consolidation, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders;

•
any transaction between PYLD, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of directors generally, or any affiliate of such a person, group or member of such a group, excluding PSEC (collectively “Transacting Persons”), on the other hand; or

•	any amendment to the provisions of the charter relating to the foregoing requirements.

However, if such amendment, proposal or transaction is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), the amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such amendment, proposal or transaction; provided further that any transaction related to Transacting Persons that would not otherwise require stockholder approval under the Maryland General Corporation Law would not require further stockholder approval (unless another provision of our charter or bylaws requires such approval) if approved by at least two-thirds of our continuing directors. In any event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be a registered management investment company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on our Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our charter and bylaws provide that our Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
As permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our Board of Directors shall determine such rights apply.
Control Share Acquisitions
The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel our Board of Directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. The Control Share Act does not apply to a registered closed-end investment company, such as PYLD, unless the Board of Directors adopts a resolution to be subject to the Act. Our Board has not adopted such a resolution and our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will adopt a resolution and amend our bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if our Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, our Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by our Board of Directors.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by our Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by our Board of Directors before the time that the interested stockholder becomes an interested stockholder. The Business Combination Act does not apply to a registered closed-end investment company, such as PYLD, unless the Board of Directors adopts a resolution to be subject to the Act. Our Board has not adopted such a resolution and our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if our Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act.
Conflict with 1940 Act
Our bylaws provide that if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Registration Rights Agreement
We have entered into a registration rights agreement with PSEC with respect to the shares of common stock PSEC may continue to own following the consummation of the Rights Offering if all of the rights are not exercised, pursuant to which we have granted to PSEC certain demand and piggyback registration rights with respect to the shares of common stock owned by them.

The registration rights agreement provides that PSEC can require us to file a registration statement with the SEC for the public resale of shares of our common stock owned by PSEC, so called “demand” registration rights following the expiration of a 180-day lock-up period. We are obligated to effect no more than three demand registrations under the registration rights agreement, including shelf registration statements that permit the sale of our common stock into the market from time to time over an extended period. In addition, PSEC will have so-called “piggyback” registration rights, which means that they may include their shares of our common stock in any future registration of our common stock, whether or not that registration relates to a primary offering by us or a secondary offering by or on behalf of any of our stockholders.
We agreed to pay all costs and expenses in connection with each such registration, except underwriting fees, discounts and commissions applicable to the shares of common stock to be sold by PSEC. The registration rights agreement contains customary terms and provisions with respect to, among other things, registration procedures, including with respect to cooperation of management, timing of filings of registration statements and amendments, notifications regarding necessary changes to registration statements, entering into underwriting agreements and securities exchange listings. The registration rights agreement also provides for customary indemnification by us of PSEC in connection with third party claims that arise out of untrue statements of material fact contained in any registration statement or prospectus filed pursuant to such agreement or omissions to state in such registration statement or prospectus a material fact required to be stated in such registration statement or prospectus or necessary to make the statements in such registration statement or prospectus not misleading.
CLOSED-END FUND STRUCTURE
We are a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.
Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Directors might also consider converting us to an open-end mutual fund, which would also require a supermajority vote of our stockholders and a separate vote of any outstanding preferred shares. We cannot assure you that our common stock will not trade at a discount.

U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the principal U.S. federal income tax considerations applicable to us and to an investment in our shares as well as to holders of PSEC shares upon the receipt of Subscription Rights to purchase our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings, pension plans and trusts and financial institutions. This summary assumes that investors hold our shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
A “U.S. stockholder” generally is a beneficial owner of our shares who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•
A trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. stockholder” generally is a beneficial owner of our shares that is not a U.S. stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding our shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our shares.
Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
U.S. Federal Income Tax Consequences of the Receipt, Ownership, Exercise, and Disposition of Subscription Rights
Issuance of Subscription Rights; Tax Basis and Holding Period
For U.S. federal income tax purposes, PSEC Holders on the Record Date will be treated as receiving a distribution equal to the value of the Subscription Rights that they receive pursuant to the Rights Offering. Such distribution will be treated as a taxable dividend to the extent of PSEC’s current and accumulated earnings and profits, with any excess over such earnings and profits treated first as a return of capital (reducing the holder’s tax basis in its PSEC shares accordingly) and then as capital gain. PSEC Holders thus may recognize taxable income and incur an associated tax liability without a corresponding receipt of cash.
We believe that the price at which the Subscription Rights trade on the day of the distribution should be the best indication of their fair market value at the time of distribution. Such a valuation, however, would not be binding on the IRS or any other tax authority. The taxing authorities could ascribe a higher valuation to the distributed Subscription Rights. Such a higher valuation may affect the tax consequences of the distribution to PSEC’s stockholders. PSEC stockholders are urged to consult their independent tax advisors as to the value of rights distributed to them.

The distribution of Subscription Rights to PSEC Holders will generally be subject to the same rules as cash distributions made by PSEC. Thus, for example, a portion of the distribution may be reported by PSEC as a capital gain dividend (generally taxable to non-corporate U.S. holders at preferential rates). In addition, non-U.S. holders will generally be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on the amount of the distribution that is treated as a taxable dividend (other than a capital gain dividend) and may be subject to other special rules applicable to non-U.S. holders. PSEC Holders, including non-U.S. holders, should consult their tax advisors regarding the collateral consequences to them of receiving a distribution of the Subscription Rights.
A PSEC Holder’s tax basis in Subscription Rights received in the distribution generally will equal the fair market value of those rights on the date of the distribution, and the holding period for such rights will begin the day after the date of the distribution.
The actual tax impact of the distribution will be affected by a number of factors that are unknown at this time, including PSEC’s final earnings and profits for the year of the distribution (including, potentially, as a result of the gain, if any, that PSEC recognizes in connection with exercise of the Subscription Rights), the fair market value of the Subscription Rights on the date of the distribution, and the extent to which PSEC recognizes capital gains in the year of the distribution. Thus, a definitive calculation of the U.S. federal income tax impact of the distribution will not be possible until after the end of the year of the distribution. PSEC intends to notify its stockholders of the tax attributes of the distribution on an appropriate IRS Form 1099.
Exercise of the Rights
No gain or loss is recognized by a PSEC Holder upon the exercise of the Subscription Rights received in the Rights Offering with respect to the holder’s PSEC stock. The basis of each share of PYLD common stock acquired through exercise of such Subscription Rights will be equal to the sum of the exercise price paid and the basis, if any, of the Subscription Rights. The holding period for the PYLD common stock acquired through exercise of such Subscription Rights received in the Rights Offering will begin on the date of the closing of the purchase of such stock upon exercise of the Subscription Rights.
Sale, Exchange, or Expiration of the Subscription Rights
Holders who sell or exchange their Subscription Rights should recognize capital gain or loss equal to the difference between the proceeds received upon the sale and the holder’s adjusted tax basis in their rights. If you receive a Subscription Right from PSEC and do not sell or exercise that right before it expires (other than as a result of a cancellation of the Rights Offering), you should generally expect to recognize a capital loss upon the expiration of such right in an amount equal to your adjusted tax basis (if any) in such right. In general, capital losses are available to offset only capital gains and may not be used to offset dividend or other ordinary income, including ordinary dividend income recognized upon the distribution of the Subscription Rights (except, to the extent of up to $3,000 of capital loss per year, in the case of a non-corporate U.S. stockholder). Accordingly, if you receive a Subscription Right from PSEC and take no action, you may owe tax and need to fund that tax with cash from other sources.
You should discuss with your tax advisor the tax consequences of receiving a Subscription Right if PSEC subsequently cancels the Rights Offering. There are limited authorities addressing the tax consequences that would apply to you in this circumstance. Certain of the authorities suggest that in this circumstance you may not have taxable dividend income upon the receipt of the Subscription Rights if you do not sell or otherwise dispose of the rights and if the receipt and cancellation occur in the same taxable year. However, the scope of those authorities is unclear and PSEC (and any other applicable withholding agent) is likely to take the position, for information reporting and withholding purposes, that you have taxable dividend income upon the receipt of the Subscription Rights even if PSEC subsequently cancels the Rights Offering. If you do have taxable dividend income upon the receipt of a Subscription Right even though PSEC subsequently cancels the Rights Offering, you should generally expect to have a capital loss upon the cancellation of the Subscription Right, as described above.
Election to be Taxed as a RIC
We intend to elect, effective as of the date of our formation, to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we timely distribute to our stockholders from our tax earnings and profits. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Taxation as a Regulated Investment Company
If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,
then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain, defined as the excess of net long-term capital gains in excess of net short-term capital losses, we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders. We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the “Excise Tax Avoidance Requirement”. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.
In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the “90% Income Test”; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•
at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•
no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships,” or the “Diversification Tests”.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold Senior Secured Loans that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.
Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received all of the corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our Senior Secured Loans and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities” in the SAI. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
We anticipate that most, if not all, of the CLOs in which we invest will be “passive foreign investment companies” (“PFICs”). If we acquire shares in a PFIC (including equity class investments in CLOs that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the PFIC, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity class investments in a CLO treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Stockholder of a CFC regardless of whether the stockholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A “U.S. Stockholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
Legislation enacted in 2010 (commonly referred to as FATCA) currently imposes a withholding tax of 30% on payments of U.S. source interest and dividends, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. The CLOs in which we invest may be treated as non-U.S. financial entities for this purpose, and therefore would be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt class holders in such CLO, which could materially and adversely affect our operating results and cash flows.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions, (“Qualifying Dividends”), may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a current maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. stockholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
We do not expect that special share distributions that we pay ratably to all investors from time to time, if any, will be taxable. However, in the future, we may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends whether a stockholder elects to receive cash or shares. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
If an investor purchases our shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of our shares may be disallowed if other shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss.
In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
If we are not a publicly offered RIC for any period, a non-corporate stockholder’s pro rata portion of our affected expenses, including our management fees, will be treated as an additional dividend to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. For non-corporate stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a nonpublicly offered RIC, including advisory fees. In particular, these expenses, referred to as miscellaneous itemized deductions, are deductible only to individuals to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes. A “publicly offered” RIC is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. While we anticipate that we will constitute a publicly offered RIC for our first tax year, there can be no assurance that we will in fact so qualify for any of our taxable years.
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service, or IRS (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
We may be required to withhold federal income tax, or collect backup withholding from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.
Taxation of non-U.S. Stockholders
Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our shares.
Distributions of our investment company taxable income to non-U.S. stockholders (including in respect of interest income or realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if earned by non-U.S. persons directly) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)
For taxable years of RICs beginning on or before December 31, 2014 (unless the provision is extended by Congress), properly designated dividends received by a non-U.S. stockholder, generally were exempt from U.S. withholding tax if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years beginning on or after January 1, 2015, or, whether any significant amount of our distributions would be designated as eligible for this exemption from withholding.
Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States, or (ii) such non-U.S. stockholder is an individual present in the United States for 183 days or more during the year of the distribution or gain.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a non-U.S. stockholder.
A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Legislation enacted in 2010 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax currently include U.S. source dividends, and the gross proceeds from the sale of any property that could produce U.S.-source dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a non-U.S. Holder and the status of the intermediaries through which they hold their shares, non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a non-U.S. Holder may be eligible for refunds or credits of such taxes.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income. Subject to certain limitations in the Code, such distributions would be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

PLAN OF DISTRIBUTION
PSEC will offer the shares of PYLD’s common stock under the terms of the transferable Subscription Rights that it will distribute to its stockholders as of the Record Date.
We have retained Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc. and Incapital LLC to act as dealer managers in connection with this Rights Offering. The dealer managers will not underwrite this Rights Offering and have no obligation to purchase, or procure purchases of, the Subscription Rights or the underlying common stock or otherwise act in any capacity whatsoever as an underwriter.

The dealer managers are earning a fee in connection with this Rights Offering in an amount equal to $                , payable on the issue date of the underlying common stock. We have also agreed to reimburse the dealer managers for reasonable out-of-pocket costs and expenses relating to this offering, up to a maximum of $              . We estimate that our total expenses in connection with this Rights Offering will be approximately $             . In addition, pursuant to the dealer manager agreement, we and the Adviser have agreed jointly and severally to indemnify the dealer managers with respect to certain liabilities, including liabilities under the federal securities laws.

The dealer managers have not prepared any report or opinion constituting a recommendation or advice to us, the Adviser or the PSEC stockholders in connection with the Rights Offering, nor have the dealer managers expressed any opinion as to the fairness or appropriateness of the subscription price or the terms or structure of this Rights Offering. The dealer managers express no opinion and make no recommendation to the holders of PSEC common stock as to the Subscription Rights. The dealer managers express no opinion as to the price at which the Subscription Rights may trade nor the price at which our common stock may trade following completion of the Rights Offering and the listing of our common stock on the Nasdaq.

Other than the dealer managers, we have not employed any brokers, dealers or underwriters in connection with the solicitation of exercise of the Subscription Rights.

From time to time, the dealer managers and certain of their affiliates have provided and may in the future provide investment banking, financial advisory and other services for PSEC and for affiliates of PSEC, for which they have received or will receive customary compensation.
The Subscription Rights are transferable during the course of the subscription period, and we have applied to list the rights for trading on the NASDAQ Global Select Market under the symbol “PYLDR.” The listing of the rights on the NASDAQ Global Select Market is subject to the fulfillment of all listing requirements of the NASDAQ Global Select Market. If the listing requirements are fulfilled, we expect that the Subscription Rights will be listed on the NASDAQ Global Select Market on , 2015. The Subscription Rights will cease trading at 4:00 p.m., New York time, on , 2015 the fourth business day prior to the scheduled expiration date of the Rights Offering, unless PSEC terminates or extends the Rights Offering.
PSEC will be an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act with respect to the sale of PYLD’s common stock. Because PSEC will be an underwriter, PSEC will be subject to the prospectus delivery requirements of the Securities Act and will be subject to certain statutory liabilities, including, but not limited to, under the Securities Act and the Exchange Act.
There is currently no established public market for our common stock. We have applied to list our common stock on the NASDAQ Global Select Market under the symbol “PYLD” and expect that trading will begin the first trading day after the completion of the Rights Offering.
We have agreed with the dealer managers not to issue, offer, contract to sell, pledge, grant any option to purchase, or otherwise dispose of or transfer any shares of our common stock or options, warrants or other securities exercisable, convertible or exchangeable for shares of our common stock (other than any common stock issued and sold as contemplated hereby or pursuant to our distribution reinvestment plan) without the prior written consent of Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc. and Incapital LLC for the period of 180 days after completion of the Rights Offering. PSEC has also agreed with the dealer managers, except for our shares of common stock to be sold by PSEC pursuant to the Rights Offering, for a period of 180 days after completion of the Rights Offering, not to issue, sell, offer, contract to sell, pledge, grant any option to purchase, or otherwise dispose of or transfer, any share of our common stock or securities convertible into or exchangeable for shares of our common stock, without the prior written consent of Keefe, Bruyette & Woods, Inc.,

Ladenburg Thalmann & Co. Inc. and Incapital LLC. However, Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc. and Incapital LLC may, in their sole discretion and at any time without notice, release all or any portion of the securities subject to the lock-up agreements.

THE RIGHTS OFFERING
The Subscription Rights
PSEC is distributing to the record holders of its common stock as of the Record Date, transferable Subscription Rights to purchase shares of PYLD’s common stock at a price of $          per share. Each holder of record of PSEC’s common stock will receive        Subscription Right(s) for each share of common stock owned by that holder as of 5:00 p.m., New York City time, on                    , 2015, the Record Date. Each Subscription Right will entitle the holder to purchase            of a share of PYLD’s common stock. A holder will need        Subscription Rights to purchase one whole share of PYLD common stock. Each Subscription Right entitles the holder to a basic Subscription Right and an over-subscription privilege. The Subscription Rights entitle the holders of Subscription Rights to purchase an aggregate of                     shares for an aggregate purchase price of $          million.
PSEC may withdraw and cancel the Rights Offering if, at any time prior to its expiration, the Board of Directors of PSEC determines, in its sole discretion, that the Rights Offering is not in the best interests of PSEC or its stockholders, or that market conditions are such that it is not advisable to consummate the Rights Offering. If PSEC cancels the Rights Offering, it will issue a press release notifying stockholders of the cancellation, and the subscription agent will return all subscription payments to the subscribers, without interest or penalty, as soon as practicable. The dealer managers will not receive any discounts or commissions in the event of a cancellation of the Rights Offering and PSEC will absorb the expenses of the Rights Offering if it is terminated.
Basic Subscription Right. With your basic Subscription Right, you may purchase          of a share of common stock per Subscription Right, subject to delivery of the required documents and payment of the subscription price of $          per whole share, before the Rights Offering expires. You may exercise all or a portion of your basic Subscription Right, or you may choose not to exercise any of your Subscription Rights.
Fractional shares resulting from the exercise of the basic Subscription Right will be eliminated by rounding down to the nearest whole share.
For example, if you owned 1,000 shares of PSEC common stock on the Record Date, you would have received 1,000 Subscription Rights and would have the right to purchase          shares of PYLD common stock (          rounded down to the nearest whole share) for $          per whole share.
PSEC will credit your account or the account of your nominee record holder with shares of PYLD’s common stock that you purchased with the basic Subscription Right as soon as practicable after the Rights Offering has expired.
All shares of PYLD’s common stock purchased pursuant to the exercise of the Subscription Rights will be issued by way of direct registration in book-entry form. Registration in book-entry form refers to a method of recording share ownership when no physical share certificates are issued.
Over-subscription Privilege. If you held shares of our common stock on           , 2015, the Record Date, and you purchase all shares of PYLD’s common stock available to you pursuant to your basic Subscription Rights (after giving effect to any purchases of such Subscription Rights prior to such exercise), you may also choose to purchase any or all shares of common stock that other holders of Subscription Rights do not purchase through the exercise of their basic Subscription Rights. If you wish to exercise your over-subscription privilege, you must indicate on your rights certificate, or the form provided by your nominee if your shares are held in the name of a nominee, how many additional shares of common stock you would like to purchase pursuant to your over-subscription privilege, and provide payment as described below.
Shares of our common stock will be allocated in the Rights Offering as follows:

•	First, shares will be allocated to holders of rights who exercise their basic Subscription Rights at a ratio of of a share of PYLD common stock per exercised Subscription Right.

•
Second, any remaining shares that were eligible to be purchased in the Rights Offering will be allocated among the holders of rights who exercise the over-subscription privilege, in accordance with the following sequence:

(i)
Each holder who exercises the over-subscription privilege will be entitled to a minimum allocation of the percentage of the remaining shares equal to the result of dividing (a) the number of basic Subscription Rights which that holder exercised by (b) the number of basic Subscription Rights which all holders who wish to participate in the over-subscription privilege exercised. Such percentage could result in the allocation of more or fewer over-subscription shares than the holder requested to purchase through the exercise of the over-subscription privilege.

•
For example, if Stockholder A holds 200 Subscription Rights and Stockholder B holds 300 Subscription Rights and they are the only two stockholders who exercise the over-subscription privilege, Stockholder A will be allocated 40% and Stockholder B will be allocated 60% of all remaining shares available. (Example A)

(ii)
If the allocation of remaining shares pursuant to the formula described above in the second step would result in any holder receiving a greater number of shares of common stock than that holder subscribed for pursuant to the over-subscription privilege, then such holder will be allocated only that number of shares for which the holder over-subscribed.

•
For example, if Stockholder A is allocated 100 shares pursuant to the formula described above but subscribed for only 40 additional shares pursuant to the over-subscription privilege, Stockholder A’s allocation would be reduced to 40 shares. (Example B)

(iii)
Any shares of common stock that remain available as a result of the allocation described above being greater than a holder’s over-subscription request (the 60 additional shares in Example B above) will be made available for allocation among all remaining holders who exercised the over-subscription privilege and whose initial allocations were less than the number of shares they requested. This second allocation will be made pursuant to the same formula described above (except that the amount in clause (a) of item (ii) above will be the number of basic Subscription Rights exercised by all holders whose over-subscription privilege elections have not yet been satisfied) and repeated, if necessary, until all available shares of our common stock have been allocated or all over-subscription requests have been satisfied in full.

To properly exercise your over-subscription privilege, you must deliver the subscription payment related to your over-subscription privilege before the Rights Offering expires. Because we will not know the total number of unsubscribed shares of common stock before the Rights Offering expires, if you wish to maximize the number of PYLD’s shares you purchase pursuant to your over-subscription privilege, you will need to deliver payment in an amount equal to the aggregate subscription price for the maximum number of shares that you would be willing to purchase (i.e., the aggregate payment for both your basic Subscription Right and for all additional shares you desire to purchase pursuant to your over-subscription request). Any excess subscription payments received by the subscription agent, including payments for additional shares you requested to purchase pursuant to the over-subscription privilege but which were not allocated to you, will be returned, without interest or penalty, promptly following the expiration of the Rights Offering and determination of the over-subscription allocations, if any.
Fractional shares resulting from the exercise of the over-subscription privilege will be eliminated by rounding down to the nearest whole share. , our subscription agent for the Rights Offering, will determine, in its sole discretion, the over-subscription allocation based on the formula described above.
We can provide no assurances that you will actually be entitled to purchase the number of shares of common stock issuable upon the exercise of your over-subscription privilege in full at the expiration of the Rights Offering. PSEC will not be able to satisfy any orders for shares pursuant to the over-subscription privilege if all holders of rights exercise their basic Subscription Rights in full.
Reasons for the Rights Offering
PSEC’s Board of Directors has determined that pursuing a disposition of PYLD through a Rights Offering is in the best interests of PSEC and its stockholders, and that separating PYLD from PSEC would provide, among other things, financial and operational benefits to both PYLD and PSEC, including but not limited to the following expected benefits:

•
Focused Investment. PSEC’s Board of Directors believes that separating PYLD through the Rights Offering will provide PYLD stockholders with a focused investment in an attractive asset class of equity and junior debt obligations of CLOs and Senior Secured Loans that provides current income. PSEC’s Board of Directors believes that CLOs as an asset class are attractive because they provide current income without the investor having to form the diversified portfolio of Senior Secured Loans, as well as structure leverage for and manage such portfolio. In addition, because PSEC’s ability to invest in certain types of assets, such as CLOs, is limited by the 1940 Act to 30% of its assets, separating such investments into a separate entity (i.e., PYLD) will enhance PSEC’s ability to focus on other investments.

•
Additional Liquidity. The Rights Offering is expected to provide PSEC with approximately $ million in gross proceeds, strengthening its balance sheet and liquidity and enhancing its ability to focus on other investments.

•
Stockholder Flexibility to Avoid Dilution. Since the Subscription Rights are being distributed, at no sales charge, to PSEC’s existing stockholders, stockholders will have the choice to hold shares in both companies or in either company separately and the opportunity to retain their existing PSEC ownership percentage in the two companies. However, stockholders may wish to sell their Subscription Rights to fund any tax incurred upon the receipt of the Subscription Rights, which would decrease the amount of shares of PYLD’s common stock available to such stockholders. If the distribution of the rights to a stockholder is subject to withholding tax, the stockholder’s broker (or other applicable withholding agent) may sell all or a portion of the Subscription Rights to fund the withholding tax, which would decrease the number of shares of PYLD’s common stock available to such stockholder. See “U.S. Federal Income Tax Considerations.” Holders of PYLD stock will indirectly bear the cost of the Rights Offering. In the event that the Rights Offering is terminated, stockholders of PSEC will indirectly bear the cost of the offering because PSEC will absorb the expenses of the Rights Offering.

Control Persons and Principal Stockholders
As of the Record Date, PSEC owns 100% of the common stock of PYLD.
Assuming the Subscription Rights are exercised in full, PSEC will dispose of all of its shares of PYLD’s common stock as a result of the Rights Offering and will cease to be a stockholder of PYLD. To the extent that the Subscription Rights are not exercised in full and that shares not purchased through the exercise of basic Subscription Rights are not purchased pursuant to the over-subscription privilege, PSEC will retain ownership of up to 24.9% of our common stock. PSEC will irrevocably waive voting rights on any such shares after completion of the offering so long as it continues to own them beneficially. To the extent that PSEC retains ownership of shares of PYLD’s common stock after the completion of the Rights Offering, PSEC may dispose of its remaining shares, including through sales into the public market or otherwise following the expiration of a 180-day lock-up period.
As of , 2015, there were no persons that owned more than 25% of PSEC’s outstanding voting securities, and we believe no person should be deemed to control PSEC, as such term is defined in the 1940 Act.
The following table sets forth, as of , 2015, certain ownership information with respect to PSEC’s common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of PSEC’s outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class(1)
5% or more holders
None
Executive officers and directors as a group	5,694,665	1.6%
__________________________________
(1)    Based on a total of 358,547,845 shares of PSEC common stock issued and outstanding as of March 31, 2015.

The following table sets forth the dollar range of our equity securities beneficially owned by each of PSEC’s directors and officers as of , 2015. We and PSEC are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Name of Director or Officer	Dollar Range of Equity Securities in PSEC(1)
Independent Directors

Interested Directors
M. Grier Eliasek	Over $100,000
Officer
John F. Barry III	Over $100,000
Brian H. Oswald	Over $100,000
__________________________________
(1)    Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

Conditions, Withdrawal and Cancellation
PSEC’s obligation to close the Rights Offering and to issue the shares of our common stock subscribed for in the Rights Offering is conditioned on the satisfaction or waiver of the following conditions:

•
PSEC’s Board of Directors will have authorized and approved the separation and not withdrawn such authorization and approval, and shall have declared the dividend of the Subscription Rights to PSEC’s stockholders;

•
the SEC shall have declared effective our Registration Statement on Form N-2, of which this prospectus forms a part, under the Securities Act of 1933, as amended, or the “Securities Act,” and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the SEC;

•
our common stock and the Subscription Rights shall have been accepted for listing on the NASDAQ Global Select Market or another national securities exchange or quotation system approved by PSEC, subject to official notice of issuance;

•	the Minimum Subscription Condition, which cannot be waived by PSEC, that not fewer than 75.1% of the shares of our common stock shall have been subscribed for; and

•
no order, injunction or decree issued by any governmental authority of competent jurisdiction or other legal restraint or prohibition preventing consummation of the separation shall be in effect, and no other event outside the control of PSEC shall have occurred or failed to occur that prevents the consummation of the separation.

The fulfillment of the foregoing conditions will not create any obligation on the part of PSEC to complete the Rights Offering.
In addition, PSEC reserves the right to withdraw and cancel the Rights Offering if, at any time prior to the expiration of the Rights Offering, the Board of Directors of PSEC determines, in its sole discretion, that the offering is not in the best interest of PSEC or its stockholders, or that market conditions are such that it is not advisable to consummate the Rights Offering. If PSEC cancels the Rights Offering, it will issue a press release notifying stockholders of the cancellation.
If PSEC cancels the Rights Offering, all affected Subscription Rights will expire without value, and all subscription payments received by the subscription agent will be returned, without interest, as soon as practicable.
If PSEC cancels the Rights Offering and you have not exercised any rights, the Subscription Rights will expire, be of no value and cease to be exercisable for PYLD’s common stock. If you purchase Subscription Rights during the subscription period and PSEC cancels the Rights Offering, you will lose the entire purchase price paid to acquire such Subscription Rights, however any subscription payments received by the subscription agent will be returned to you, without interest or penalty, as soon as practicable. The dealer managers will not receive any discounts or commissions in the event of a cancellation of the Rights Offering and PSEC will absorb the expenses of the Rights Offering if it is terminated. See “Risk Factors—Risks Relating to the Rights Offering—PSEC may cancel the Rights Offering at any time prior to the expiration of the Rights Offering and in such case neither PSEC nor the subscription agent will have any obligation to you except to return your exercise payments.”
Effect of the Rights Offering on Outstanding Common Stock of PSEC
The issuance of PYLD shares in the Rights Offering will not affect the number of shares of PSEC’s common stock you own or your percentage ownership of PSEC. If you do not exercise your Subscription Rights to purchase shares of PYLD’s common stock, following the separation from PSEC you will no longer retain an ownership interest in PYLD as the common stock of PSEC that you hold will not reflect the assets or liabilities of PYLD.
The trading price of PSEC’s common stock immediately following the Rights Offering may be higher or lower than immediately prior to the Rights Offering because the assets and liabilities of PYLD will no longer be held by PSEC, the ongoing earnings of PYLD will no longer be reflected in PSEC’s earnings and PSEC will receive cash proceeds of approximately $ million as a result of the sale of PYLD’s common stock (assuming the Subscription Rights are exercised in full).
Method of Exercising Subscription Rights
The exercise of Subscription Rights is irrevocable and may not be canceled or modified. You may exercise your Subscription Rights as follows:
Subscription by Registered Holders. If you are a registered holder of PSEC’s common stock, the number of shares of PYLD’s common stock you may purchase pursuant to your basic Subscription Right will be indicated on the rights certificate that you receive. You may exercise your Subscription Rights by properly completing and duly executing the rights certificate and forwarding it, together with your full payment, to the subscription agent at the address given below under “—Subscription Agent and Information Agent,” to be received before 5:00 p.m., New York City time, on , 2015 (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment Method”).
Subscription by Beneficial Owners. If you are a beneficial owner of shares of PSEC’s common stock that are registered in the name of a broker, dealer, custodian bank or other nominee, you will not receive a rights certificate. Instead, the Transfer Agent will electronically issue Subscription Right(s) to your nominee record holder for every share of PSEC’s common stock that you own as of the Record Date. If you are not contacted by your nominee, you should promptly contact your nominee in order to subscribe for shares of our common stock in the Rights Offering.
Subscription by Purchasers of Subscription Rights. If you purchase Subscription Rights during the subscription period through a broker, dealer, custodian bank or other nominee, you will not receive a rights certificate. Instead, your broker, dealer, custodian bank or other nominee must exercise the Subscription Rights on your behalf. If you wish to exercise your Subscription Rights and purchase our common stock through the Rights Offering, you should contact your nominee as soon as possible. Please follow the instructions of your nominee. Your nominee may establish a deadline that may be before the expiration date of the Rights Offering.
If you purchase Subscription Rights during the subscription period directly from a registered holder of PSEC’s common stock, you should contact the subscription agent as soon as possible regarding the exercise of your Subscription Rights. Please follow the instructions of the subscription agent in order to properly exercise your Subscription Rights.
Payment Method
Your payment of the subscription price must be made in U.S. dollars for the full number of shares of common stock that you wish to acquire in the Rights Offering by money order, cashier’s or certified check drawn upon a United States bank and may be made using the following methods of payment:
(1)     A holder of Subscription Rights can send the rights certificate, together with payment in the form of a check to the subscription agent at the address set forth below under the heading “Subscription Agent and Information Agent,” by wire at the account pursuant to the information set forth below under the heading “Subscription Agent and Information Agent,” or by cleared uncertified personal checks (note that such checks may take at least five business days to clear) before the expiration of the Rights Offering period. The subscription agent will deposit all share purchase checks received by it prior to the final due date into a segregated account, in each case pending proration and distribution of PYLD common stock. The subscription agent will not accept cash as a means of payment for PYLD common stock.
(2)     Alternatively, a subscription will be accepted by the subscription agent if, prior to 5:00 p.m. New York City time, on the expiration date, the subscription agent has received a written notice of guaranteed delivery from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) a properly completed and executed rights certificate and (ii) payment of the full subscription price for the PYLD common stock subscribed for in the Rights Offering and, if eligible, for any additional common stock subscribed for pursuant to the over-subscription privilege. The subscription agent will not honor a notice of guaranteed delivery if a properly completed and executed rights certificate is not received by the subscription agent by the close of business on the third business day after the expiration date and the full payment is not received by the expiration date. The notice of guaranteed delivery may be delivered to the subscription agent in the same manner as rights certificates at the address set forth below under the heading “Subscription Agent and Information Agent.”
You should carefully read and strictly follow the instruction letter and any other documents accompanying the rights certificate. Do not send subscription documents, rights certificates or payments directly to us or to PSEC. PSEC will not consider your subscription received until the subscription agent has received delivery of a properly completed and duly executed rights certificate and payment of the full subscription amount. The risk of delivery of all subscription documents, rights certificates and payments is borne by the holders of Subscription Rights, not by the subscription agent, PSEC or us. If sent by mail, we recommend that you send those rights certificates and payments by overnight courier or by registered mail, properly insured, with return receipt requested, and that you allow a sufficient number of days to ensure delivery to the subscription agent.
If you hold your shares of PSEC’s common stock in the name of a custodian bank, broker, dealer or other nominee and wish to purchase shares of our common stock, you should contact your nominee as soon as possible regarding the exercise of the Subscription Rights and the payment for the shares of our common stock.
Missing or Incomplete Subscription Information
If you hold your shares of common stock in the name of a custodian bank, broker, dealer or other nominee, the nominee will exercise the Subscription Rights on your behalf in accordance with your instructions. Your nominee may establish a deadline that may be before the 5:00 p.m., New York City time, , 2015 expiration date that PSEC has established for the Rights Offering. If you send a payment that is insufficient to purchase the number of shares of common stock you requested, or if the number of shares you requested is not specified in the forms, the payment received will be applied to exercise your Subscription Rights to the fullest extent possible based on the amount of the payment received, subject to the availability of shares under the over-subscription privilege and the elimination of fractional shares. Any excess subscription payments received by the subscription agent will be returned, without interest, as soon as practicable following the expiration of the Rights Offering.
Expiration Date and Extension
The subscription period, during which you may exercise your Subscription Rights, expires at 5:00 p.m., New York City time, on , 2015, which is the expiration of the Rights Offering. If you do not exercise your Subscription Rights before that time, your Subscription Rights will expire and will no longer be exercisable. PSEC will not be required to sell PYLD’s shares to you if the subscription agent receives your rights certificate or your subscription payment after that time. PSEC has the option to extend the Rights Offering, although it does not presently intend to do so. PSEC may extend the Rights Offering by giving oral or written notice to the subscription agent before the Rights Offering expires, but in no event will we extend the Rights Offering beyond , 2015. If PSEC elects to extend the Rights Offering, it will issue a press release announcing the extension no later than 9:00 a.m., New York City time, on the next business day after the most recently announced expiration date of the Rights Offering.
If you hold your shares of PSEC common stock in the name of a broker, dealer, custodian bank or other nominee, the nominee will exercise the Subscription Rights on your behalf in accordance with your instructions. Please note that the nominee may establish a deadline that may be before the 5:00 p.m., New York City time, , 2015 expiration date that PSEC has established for the Rights Offering.

Determination of Subscription Price
The Board of Directors determined the fair value of PYLD in accordance with its fair valuation process. In determining the subscription price, the directors considered, among other things, (1) the desirability of broad participation in the Rights Offering by PSEC’s stockholders and of the development of a trading market for both the Subscription Rights and PYLD’s common stock and (2) PSEC’s liquidity needs and the aggregate amount of proceeds to be paid to PSEC pursuant to the dividend and the Rights Offering if the Rights Offering were fully subscribed. See “Determination of Subscription Price—Determination by PSEC’s Board of Directors of the Exercise Price.”
Subscription Agent and Information Agent
The subscription agent for this offering is . The address to which rights certificates and payments should be mailed or delivered by hand delivery or overnight courier is provided below. If sent by mail, we recommend that you send documents and payments by registered mail, properly insured, with return receipt requested, and that you allow a sufficient number of days to ensure delivery to the subscription agent. Do not send or deliver these materials to PSEC or PYLD.

By first class mail:	By hand or overnight courier:

If you deliver subscription documents or rights certificates in a manner different than that described in this prospectus, PSEC may not honor the exercise of your Subscription Rights.
You should direct any questions or requests for assistance concerning the method of subscribing for the shares of our common stock or for additional copies of this prospectus to the information agent, , by calling ( ) - (toll-free) or, if you are a bank, broker or other nominee, ( ) - .
Fees and Expenses
PSEC is not charging any fee or sales commission to issue the Subscription Rights to you or to issue shares to you if you exercise your rights. If you exercise your Subscription Rights through the record holder of your shares, you are responsible for paying any commissions, fees, taxes or other expenses your nominee record holder may charge you. We will pay all reasonable fees charged by                       , as the subscription agent and                   , as the information agent.
No Fractional Shares
All shares of common stock will be sold at a purchase price of $ per whole share. We will not issue fractional shares. Fractional shares resulting from the exercise of the basic Subscription Rights and the over-subscription privileges will be eliminated by rounding down to the nearest whole share. Any excess subscription payments received by the subscription agent will be returned, without interest, as soon as practicable.
Notice to Nominees
If you are a broker, dealer, custodian bank or other nominee holder that holds shares of PSEC’s common stock for the account of others on the Record Date, you should notify the beneficial owners of the shares for whom you are the nominee of the Rights Offering as soon as possible to learn their intentions with respect to exercising their Subscription Rights. You should obtain instructions from the beneficial owners of PSEC’s common stock. If a registered holder of PSEC’s common stock so instructs, you should complete the rights certificate and submit it to the subscription agent with the proper subscription payment by the expiration date. You may exercise the number of Subscription Rights to which all beneficial owners in the aggregate otherwise would have been entitled had they been direct holders of PSEC’s common stock on the Record Date, provided that you, as a nominee record holder, make a proper showing to the subscription agent by submitting the form entitled “Nominee Holder Certification,” which is provided with your Rights Offering materials. If you did not receive this form, you should contact the subscription agent to request a copy.
Beneficial Owners
If you are a beneficial owner of shares of PSEC’s common stock and will receive your Subscription Rights through a broker, dealer, custodian bank or other nominee, we will ask your nominee to notify you of the Rights Offering. If you wish to exercise your Subscription Rights, you will need to have your nominee act for you, as described above. To indicate your decision with respect to your Subscription Rights, you should follow the instructions of your nominee. If you wish instead to obtain a separate rights certificate, you should contact your nominee as soon as possible and request that a rights certificate be issued to you. You should contact your nominee if you do not receive notice of the Rights Offering, but you believe you are entitled to participate in the Rights Offering. PSEC and PYLD are not responsible if you do not receive the notice by mail or otherwise from your nominee or if you receive notice without sufficient time to respond to your nominee by the deadline established by your nominee, which may be before the 5:00 p.m., New York City time, , 2015 expiration date.
Transferability of Subscription Rights
The Subscription Rights are transferable during the course of the subscription period. We have applied to list the Subscription Rights for trading on the NASDAQ Global Select Market under the symbol “PYLDR” and we currently expect that they will begin to trade on the first business day following the distribution of the Subscription Rights, and will continue to trade until 4:00 p.m., New York City time, on , 2015, the fourth business day prior to the expiration date of this Rights Offering (or, if the offer is extended, on the fourth business day immediately prior to the extended expiration date). As a result, you may transfer or sell your Subscription Rights if you do not want to exercise them to purchase shares of our common stock. However, the Subscription Rights are a new issue of securities with no prior trading market, and there can be no assurances provided as to the liquidity of the trading market for the Subscription Rights or their market value.
If you are a beneficial owner of shares of PSEC’s common stock on the Record Date or will receive your Subscription Rights through a broker, dealer, custodian bank or other nominee, PSEC will ask your broker, dealer, custodian bank or other nominee to notify you of the Rights Offering. If you wish to sell your Subscription Rights, in addition to any other procedures your broker, custodian bank or other nominee may require, you must deliver your order to sell to your broker, custodian bank or other nominee such that it will be actually received prior to 4:00 p.m., New York City time, on , 2015, the fourth business day prior to the , 2015 expiration date of this Rights Offering.
If you are a registered holder of PSEC’s common stock as of the Record Date and receive a rights certificate, you may take your rights certificate to a broker and request to sell the rights represented by the certificate. The broker will instruct you as to what is required to sell your Subscription Rights.
Validity of Subscriptions
PSEC will resolve all questions regarding the validity and form of the exercise of your Subscription Rights, including time of receipt and eligibility to participate in the Rights Offering. Such determination will be final and binding. Once made, subscriptions and directions are irrevocable, and PSEC will not accept any alternative, conditional or contingent subscriptions or directions. PSEC reserves the absolute right to reject any subscriptions or directions not properly submitted or the acceptance of which would be unlawful. You must resolve any irregularities in connection with your subscriptions before the subscription period expires, unless PSEC waives them in its sole discretion. Neither PYLD, PSEC nor the subscription agent is under any duty to notify you or your representative of defects in your subscriptions. A subscription will be considered accepted, subject to PSEC right to withdraw and cancel the Rights Offering, only when the subscription agent receives a properly completed and duly executed rights certificate and any other required documents and the full subscription payment. PSEC interpretations of the terms and conditions of the Rights Offering will be final and binding.
Escrow Arrangements; Return of Funds
The subscription agent will hold funds received in payment for shares in escrow in a segregated bank account pending completion of the Rights Offering. The subscription agent will hold this money in escrow until the Rights Offering is completed or is withdrawn and canceled. If the Rights Offering is canceled for any reason, all subscription payments received by the subscription agent will be returned, without interest or penalty, as soon as practicable.
Stockholder Rights
You will have no rights as a holder of the shares of our common stock that you purchase in the Rights Offering until your account or the account of your nominee is credited with the shares of our common stock purchased in the Rights Offering.
No Revocation or Change
Once you submit the rights certificate or have instructed your nominee of your subscription request, you are not allowed to revoke or change the exercise or request a refund of monies paid. All exercises of Subscription Rights are irrevocable, even if you learn information about us that you consider to be unfavorable. You should not exercise your Subscription Rights unless you are certain that you wish to purchase shares of our common stock at the subscription price.
U.S. Federal Income Tax Treatment of Rights Distribution
For a discussion of U.S. federal income tax considerations relating to the receipt, sale, exercise, expiration and cancellation of the Subscription Rights, see “U.S. Federal Income Tax Considerations.” Stockholders should consult their own tax advisors regarding the U.S. federal, state and local and non-U.S. income, estate and other tax considerations relating to the receipt, sale, exercise, expiration and cancellation of the Subscription Rights in light of their particular circumstances.
No Recommendation to Rights Holders
Neither the PSEC nor PYLD Board of Directors is making any recommendation regarding whether exercise of the Subscription Rights or the over-subscription privilege is or is not in your best interests. Stockholders who exercise Subscription Rights will incur investment risk on new money invested. Neither PSEC nor PYLD can predict the price at which shares of our common stock will trade after the Rights Offering. The market price for our common stock may decrease to an amount below the subscription price, and if you purchase shares of common stock at the subscription price, you may not be able to sell the shares in the future at the same price or a higher price. You should make your investment decision based on your assessment of our business and financial condition, its prospects for the future, the terms of the Rights Offering and the information contained in, or incorporated by reference into, this prospectus. See “Risk Factors” for a discussion of some of the risks involved in investing in our common stock.
Listing
The Subscription Rights are transferable, and we have applied to list the Subscription Rights for trading on the NASDAQ Global Select Market under the symbol “PYLDR,” however, we cannot assure you that a market for the Subscription Rights will develop. We have applied to list shares of our common stock for trading on the NASDAQ Global Select Market under the symbol “PYLD.”
Shares of Our Common Stock Outstanding After the Rights Offering
As of , 2015, shares of our common stock were issued and outstanding. No additional shares of our common stock will be issued or outstanding as a result of the Rights Offering.

DETERMINATION OF SUBSCRIPTION PRICE
On , 2015, the PSEC Board of Directors determined that the aggregate exercise price for PYLD’s common stock being distributed in the Rights Offering is $ million. The subscription price is equal to the aggregate exercise price divided by the total number of whole shares of PYLD’s common stock outstanding immediately prior to the separation. In evaluating the aggregate value of PYLD’s common stock for purposes of establishing the aggregate exercise price, the PSEC Board of Directors considered a number of factors, including those described below. There can be no assurance that PYLD’s common stock will not trade below the subscription price or that it will trade at prices near or above the subscription price after the date of this prospectus. You should not consider the subscription price to be an indication of the price at which PYLD’s common stock will trade following the Rights Offering.
Determination by PSEC’s Board of Directors of the Exercise Price
At a meeting of the PSEC’s Board of Directors held on , 2015, the Board heard presentations by members of our Adviser, which is PSEC’s investment adviser, and the Adviser regarding the material terms of the proposed separation, the investment objectives and strategies of PYLD going forward, the net asset value per share of PYLD and a range of prices per share for the exercise of subscriptions that such persons believed were fair to PSEC’s stockholders and likely to be exercised. On , 2015, subsequent to the Adviser’s presentation, the Board determined to set the aggregate exercise price for the Rights Offering at $ million.
In the course of reaching its determination on the aggregate exercise price, PSEC’s Board considered a number of factors, including without limitation:

•	that the structure of the Rights Offering treats all stockholders of PSEC equally through a distribution of transferable Subscription Rights on a pro rata basis to all stockholders;

•	PSEC’s liquidity desires and the aggregate amount of proceeds to be paid to PSEC pursuant to the Rights Offering if the Rights Offering were fully subscribed;

•
the material terms of the separation, including the allocation of assets and liabilities of PYLD’s business to PYLD and the terms of the agreements to be entered into between PYLD, PSEC and the Adviser;

•
the desirability of the Rights Offering relative to other potential transaction structures involving PYLD, including the opportunity afforded by a Rights Offering to PSEC’s stockholders to participate in future growth of PYLD;

•	the desirability of broad participation in the Rights Offering by PSEC’s stockholders and of the development of a trading market for both the rights and PYLD’s common stock;

•	the net asset value per share of PYLD;

•	the presentations by the Adviser and the information provided to the board regarding the investment objectives and strategies of PYLD; and

•
the information regarding selected Rights Offerings for U.S. exchange-listed companies provided by the Adviser to the board, including as to the discounts to post-offering market values at which such Rights Offerings have been priced.

The foregoing discussion of the information and factors considered by PSEC’s Board of Directors is not intended to be exhaustive, but includes the material factors considered by PSEC’s Board of Directors in setting the aggregate exercise price. In view of the wide variety of factors considered by PSEC’s Board of Directors in evaluating the Rights Offering and the aggregate exercise price, PSEC’s Board of Directors did not find it practicable, and did not attempt, to quantify, rank or otherwise assign relative weights to the foregoing factors in reaching its conclusion. In addition, individual members of PSEC’s Board of Directors may have given different weights to different factors and may have viewed some factors more positively or negatively than others. PSEC’s Board of Directors’ determinations and recommendations described above were based upon the totality of the information considered.

SELLING SECURITYHOLDERS
As of the date of this prospectus, PSEC holds 100% of our common stock. Assuming the Subscription Rights are exercised in full, PSEC will dispose of all of its shares of PYLD’s common stock pursuant to the Rights Offering, and PSEC will cease to be a stockholder of PYLD. To the extent that the conditions of the Rights Offering are satisfied or waived (including the Minimum Subscription Condition, which cannot be waived by PSEC) but Subscription Rights are not exercised in full and that shares not purchased through the exercise of basic Subscription Rights are not purchased pursuant to the over-subscription privilege, PSEC will retain ownership of up to 24.9% our common stock. PSEC will irrevocably waive voting rights on any such shares after completion of the offering so long as it continues to own them beneficially. To the extent that PSEC retains ownership of shares of PYLD’s common stock after the completion of the Rights Offering, PSEC may dispose of its remaining shares, including through sales into the public market or otherwise following the expiration of the 180-day lock-up period described below.
PSEC’s principal executive office address is:
Prospect Capital Corporation
10 East 40th Street, 42nd Floor
New York, NY 10016
We may name additional selling securityholders in an amendment to the Registration Statement of which this prospectus forms a part. To the extent we name additional selling securityholders, we will include, among other things, (1) the name of each selling securityholder, (2) the nature of any position, office or other material relationship which each selling securityholder has had within the last three years with us or our affiliates (including PSEC) and (3) the number of Subscription Rights held by such selling securityholder.
PSEC and the dealer managers have entered into a lock-up agreement. Except for our shares of common stock to be sold by PSEC pursuant to the Rights Offering, PSEC has agreed with the dealer managers, for a period of 180 days after the completion of the Rights Offering, not to issue, sell, offer, contract to sell, pledge, grant any option to purchase, or otherwise dispose of or transfer, any share of our common stock or securities convertible into or exchangeable for shares of our common stock (other than pursuant to our distribution reinvestment plan), without the prior written consent of Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc. and Incapital LLC. However, Keefe, Bruyette & Woods, Inc., Ladenburg Thalmann & Co. Inc. and Incapital LLC may, in their sole discretion and at any time without notice, release all or any portion of the securities subject to the lock-up agreement.

SHARES ELIGIBLE FOR FUTURE SALE
Immediately prior to this offering, there was no public market for our common stock. Sales of substantial amounts of our common stock in the public market could adversely affect prevailing market prices of our common stock. Some shares of our common stock will not be available for sale for a certain period of time after this offering because they are subject to legal restrictions on resale, some of which are described below. Sales of substantial amounts of common stock in the public market after these restrictions lapse, or the perception that these sales could occur, could adversely affect the prevailing market price of our common stock and our ability to raise equity capital in the future.
Sales of Restricted Securities
After the Rights Offering, shares of our common stock will be outstanding. Assuming that the Subscription Rights are exercised in full by all stockholders of PSEC as of the Record Date, all shares of our common stock outstanding immediately following the Rights Offering will be freely tradeable without restriction in the public markets inasmuch as none of our affiliates may exercise their rights. However, to the extent the conditions of the Rights Offering (including the Minimum Subscription Condition, which cannot be waived by PSEC) are satisfied or waived but the Subscription Rights are not exercised in full, PSEC will retain ownership of any unsubscribed shares, which amount may be up to 24.9% of our shares of common stock, and may be considered an “affiliate” of PYLD as that term is defined in Rule 144 under the Securities Act. If PSEC is an affiliate, shares held by PSEC will be control securities and may only be sold in compliance with the limitations described below following the expiration of a 180-day lock-up period. “Restricted securities” as defined in Rule 144 under the Securities Act and other shares of our common stock purchased by our affiliates in the Rights Offering may be sold in the public market only pursuant to an effective registration statement under the Securities Act or if the sale qualifies for an exemption from registration such as the exemptions afforded by Section 4(a)(1) of the Securities Act or Rule 144 thereunder, which rule is summarized below.
Rule 144
In general, under Rule 144 of the Securities Act as currently in effect, once we have been subject to public company reporting requirements for at least 90 days, a person who is not deemed to have been one of our affiliates for purposes of the Securities Act at any time during 90 days preceding a sale and who has beneficially owned the shares proposed to be sold for at least six months, including the holding period of any prior owner other than our affiliates, is entitled to sell such shares without complying with the manner of sale, volume limitation or notice provisions of Rule 144, subject to compliance with the public information requirements of Rule 144. If such a person has beneficially owned the shares proposed to be sold for at least one year, including the holding period of any prior owner other than our affiliates, then such person is entitled to sell such shares without complying with any of the requirements of Rule 144.
In general, under Rule 144, as currently in effect, our affiliates or persons selling shares on behalf of our affiliates are entitled to sell within any three-month period beginning 90 days after the date of this prospectus, a number of shares of our common stock purchased in the Rights Offering that does not exceed the greater of:

•	1% of the number of shares of common stock then outstanding; or

•	the average weekly trading volume of the common stock on the NASDAQ Global Select Market during the four calendar weeks preceding the filing of a notice on Form 144 with respect to such sale.
Rule 144 also provides that a person who is not deemed to have been an affiliate of ours at any time during the three months preceding a sale, and who has for at least six months beneficially owned shares of our common stock that are restricted securities, will be entitled to freely sell such shares of our common stock subject only to the availability of current public information regarding us. A person who is not deemed to have been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned for at least one year shares of our common stock that are restricted securities, will be entitled to freely sell such shares of our common stock under Rule 144 without regard to the current public information requirements of Rule 144.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1719 Range Way, Florence, South Carolina 29501. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is , telephone number: ( ) .
LEGAL MATTERS
Certain legal matters in connection with the offering will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom, LLP, New York, New York and Venable LLP, Baltimore, Maryland. Morrison & Foerster LLP, New York, New York will pass upon certain legal matters for the dealer managers.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
, is the independent registered public accounting firm of PYLD.
AVAILABLE INFORMATION
We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy statements and other information filed by us with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC maintains a web site at www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC.
This prospectus constitutes part of a Registration Statement filed by us with the SEC under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to us and the common stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (www.sec.gov).
PRIVACY NOTICE
We are committed to protecting your privacy. This privacy notice explains the privacy policies of PYLD and its affiliated companies. This notice supersedes any other privacy notice you may have received from PYLD.
We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you periodic reports and other information about us, and send you proxy statements or other information required by law.
We do not share this information with any non-affiliated third party except as described below.

•	Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.

•
Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•
Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

TABLE OF CONTENTS OF SAI
An SAI dated as of          , 2015, has been filed with the SEC and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to PYLD at its address at 10 East 40th Street, 42nd Floor, New York, New York, 10016, or by telephone at (212) 448-0702. The Table of Contents of the SAI is as follows:

Page
Table of Contents	SAI-2
Certain Relationships and Related Party Transactions	SAI-3
Regulation	SAI-4
Compensation of Executive Officers and Directors	SAI-9
Brokerage Allocation and Other Practices	SAI-9
Index to Financial Statements	SAI-10

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by us, PSEC or our Adviser. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in our affairs since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

Prospect Yield Corporation
, 2015

PART B
STATEMENT OF ADDITIONAL INFORMATION
The information in this preliminary statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
Preliminary Statement of Additional Information
Subject to Completion, dated April 17, 2015
PROSPECT YIELD CORPORATION
STATEMENT OF ADDITIONAL INFORMATION , 2015
This STATEMENT OF ADDITIONAL INFORMATION, or SAI, is NOT A PROSPECTUS and should only be read in conjunction with our prospectus, dated , 2015, relating to this offering and any accompanying prospectus supplement. A copy of the prospectus and any accompanying prospectus supplement may be obtained, without charge, by calling us at (212) 448-0702, or by visiting our website at www.prospectyieldcorporation.com.
Our prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, or the SEC. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549, or via the SEC’s website at www.sec.gov, at no charge.
We are a recently formed entity and therefore have limited operating history to report. We previously operated under the name Prospect Yield Corporation LLC.
Unless otherwise noted, the terms “we,” “us,” “our,” “PYLD” and the “Company” refer to Prospect Yield Corporation. Terms not defined herein have the same meaning as given to them in the prospectus.

SAI-1

TABLE OF CONTENTS

Page
Table of Contents	SAI-2
Certain Relationships and Related Party Transactions	SAI-3
Regulation	SAI-4
Compensation of Executive Officers and Directors	SAI-9
Brokerage Allocation and Other Practices	SAI-9
Index to Financial Statements	SAI-10

SAI-2

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We have entered into an Investment Advisory Agreement with our Adviser. Pursuant to the Investment Advisory Agreement, we will pay our Adviser a base management fee and an incentive fee, and will reimburse our Adviser for routine non-compensation overhead expenses, such as expenses incurred by Prospect Administration or us in connection with administering our business, including expenses incurred by Prospect Administration in performing administrative services for us, and the reimbursement of the compensation of our Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary and other administrative personnel paid by Prospect Administration, subject to the limitations included in the Administration Agreement. See “Investment Advisory Agreement” and “Administration Agreement” in the Prospectus for a description of how the fees payable to our Adviser will be determined.
We have also entered into an Administration Agreement with Prospect Administration. Pursuant to the Administration Agreement, we will reimburse Prospect Administration for administrative services provided to us and our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement. See “Administration Agreement” in the Prospectus for a description of our reimbursement obligation to Prospect Administration.
Certain of the executive officers, directors and finance professionals of our Adviser and Prospect Administration who perform services for us on behalf of our Adviser are also officers, directors, managers, and/or key professionals of other entities affiliated with our Adviser (including PSEC and PRIS). These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of our Adviser may organize other investment programs and acquire for their own account investments that may be suitable for us. In addition, equity interests in our Adviser may be granted to certain management personnel performing services for our Adviser.
In connection with the Rights Offering, we have entered into a registration rights agreement with PSEC pursuant to which it has the right to demand up to three times that we, at our expense, prepare and file a registration statement to register under the Securities Act the shares of our common stock that PSEC owns following the expiration of a 180-day lock-up period. PSEC also has piggyback registration rights which give it the right to require us to include in a registration statement filed by us at any time following 180 days after the date of this prospectus the shares of common stock it owns.
We entered into a license agreement with an affiliate of our Adviser, pursuant to which an affiliate of our Adviser agreed to grant us a nonexclusive, royalty free license to use the name “Prospect Yield Corporation.” Under this agreement, we have a right to use such name for so long as our Adviser remains our investment adviser. Other than with respect to this limited license, we have no legal right to our name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Adviser is in effect.
Allocation of our Adviser’s Time
We rely, in part, on our Adviser to manage our day-to-day activities and to implement our investment strategy. Our Adviser and certain of its affiliates are currently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, our Adviser, its personnel and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including, but not limited to, the management of Prospect Administration, PSEC and PRIS. Our Adviser and its personnel will devote only as much of its and their time to our business as our Adviser and its personnel, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, our Adviser, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

SAI-3

However, our Adviser believes that its professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. Because we have not commenced operations, it is difficult to predict specific amounts of time an executive officer or affiliate will devote to us. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Adviser-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at our Adviser providing services to multiple programs. For example, our Adviser has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.
Allocation of Investments
Concurrent with this offering, certain professionals of our Adviser are simultaneously providing advisory services to other affiliated entities, including PSEC and PRIS. PSEC is a publicly-traded business development company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior secured loans, subordinated debt, unsecured debt, Target Securities and equity of portfolio companies. PRIS is a closed-end management investment company that focuses on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, by investing, under normal circumstances, at least 80% of its total assets, or net assets plus borrowings, directly or through CLOs in Senior Secured Loans. As a result, we may compete with any such investment entity for the same investors and investment opportunities. Pursuant to our exemptive relief obtained from the SEC, we may co-invest with any such investment entity to the extent permitted by such relief, the 1940 Act, or the rules and regulations promulgated thereunder. To the extent we are able to make co-investments with our Adviser’s affiliates, these co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts.
Affiliates of our Adviser have no obligation to make their originated investment opportunities available to our Adviser or to us, and such opportunities may be provided to PSEC or another affiliate of our Adviser.
To mitigate the foregoing conflicts, our Adviser and its affiliates will seek to allocate portfolio transactions on a fair and equitable basis, taking into account such factors as the relative amounts of capital available for new investments, the applicable investment programs and portfolio positions, the clients for which participation is appropriate and any other factors deemed appropriate.
REGULATION
We are a newly organized, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•
except in each case in accordance with our policies with respect thereto set forth in this SAI and the Prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•
deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this SAI and the Prospectus, deviate from any investment policy which is changeable only if authorized by stockholder vote under the 1940 Act, or deviate from any

SAI-4

fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•	change the nature of our business so as to cease to be an investment company.
A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.
As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the SEC.
As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.
We will generally not be able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors—Risks Related to Our Business and Structure—Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. As a registered closed-end management investment company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage” in the Prospectus. We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new common stock at a price below net asset value in Rights Offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
As a registered closed-end management investment company, we will generally be limited in our ability to invest in any CLO in which our Adviser or any of its affiliates currently has an investment or to make any co-investments with our Adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.
We may borrow funds in order to make investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code, in each case consistent with the limitations of the 1940 Act.

SAI-5

We will be periodically examined by the SEC for compliance with the 1940 Act.
As a registered closed-end management investment company, we will be subject to certain risks and uncertainties. See “Risk Factors—Risks Related to Our Business and Structure” in the Prospectus.
Fundamental Investment Policies
The restrictions identified as fundamental below, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act.
As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.
We do not have any fundamental policies with respect to the concentration of our investments in a particular industry or group of industries, and we do not intend to operate as a diversified investment company under the 1940 Act. We may invest up to 100% of our assets in Target Securities, which may be acquired directly in privately negotiated transactions or in secondary market purchases. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.
As a registered closed-end management investment company, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with our Adviser in transactions originated by our Adviser or its affiliates unless we obtain an exemptive order from the SEC or co-invest alongside our Adviser or its affiliates in accordance with existing regulatory guidance. However, we are permitted to, and may co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. Further, we may engage in co-investment transactions with our Adviser and/or its affiliates pursuant to an exemptive relief order dated February 10, 2014 granted to our Adviser and its affiliates and future affiliated advisers and funds. Under the order our Adviser and its affiliates are obligated to determine whether we should participated in any investment transactions originated by them that are subject the order and, if so, to offer us appropriate participation.
We may borrow money or issue senior securities up to the maximum amount permitted by the 1940 Act. See “—Senior Securities” below.
Temporary Investments
Pending investment in portfolio securities consistent with our investment objective and strategies described in this prospectus, our investments may consist of cash, cash equivalents, U.S. government securities, money market funds, repurchase agreements, or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no

SAI-6

percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage with respect thereto, as defined in the 1940 Act, is at least equal to 300% immediately after such issuance of senior securities representing indebtedness, and 200% immediately after each issuance of senior securities which are stock. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage with respect to our outstanding senior securities representing indebtedness is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Leverage” in the Prospectus.
Code of Ethics
We and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. We have attached our code of ethics as an exhibit to the registration statement of which this prospectus is a part. You may also read and copy our code of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.
Compliance Policies and Procedures
We and our Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our Chief Compliance Officer is responsible for administering these policies and procedures.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to our Adviser. The proxy voting policies and procedures of our Adviser are set forth below. The guidelines are reviewed periodically by our Adviser and our non-interested directors, and, accordingly, are subject to change.
Introduction
As an investment adviser registered under the Advisers Act, our Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for the investment advisory clients of our Adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

SAI-7

Proxy Policies
Our Adviser will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although our Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
The proxy voting decisions of our Adviser are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how our Adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Prospect Yield Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act.
We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
Sarbanes-Oxley Act of 2002
The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•
pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

SAI-8

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth information regarding the compensation received by the directors and executive officers from PYLD for the fiscal year ended . No compensation is paid to the interested directors by PYLD.

Compensation Table

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses(1)	Total Compensation from Fund and Fund Complex
Interested Directors
M. Grier Eliasek(2)	None	None	None
Independent Directors
	None	None
	None	None
	None	None
Executive Officers
John F. Barry III(2)	None	None	None
Brian H. Oswald(2)	None	None	None
________________________

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)
We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by our Adviser from the income our Adviser receives under the Investment Advisory Agreement and Mr. Oswald is compensated by our Administrator from the reimbursement of our allocable portion of overhead and other expenses our Administrator receives under the Administration Agreement.

BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

SAI-9

INDEX TO FINANCIAL STATEMENTS

The following financial statements of Prospect Yield Corporation are included in this statement of additional information:

Page
Report of Independent Registered Public Accounting Firm	SAI-
Statement of Assets and Liabilities as of , 2015	SAI-
Notes to Financial Statements	SAI-

[To be provided by amendment]

SAI-10

PART C
Other Information
Item 25. Financial Statements and Exhibits

(2)	Exhibits

(a)	Articles of Incorporation**
(b)	Bylaws of the Registrant**
(d)
(e)	Form of Distribution Reinvestment Plan**
(g)	Form of Investment Advisory Agreement by and between the Registrant and Prospect Capital Management L.P.**
(h)(1)	Form of Dealer Manager Agreement**
(j)	Custodian Agreement**
(k)(1)	Form of Administration Agreement by and between the Registrant and Prospect Administration LLC**
(k)(2)	Form of Trademark License Agreement by and between Registrant and Prospect Capital Investment Management, LLC**
(k)(3)	Form of Transfer Agency and Service Agreement between Registrant**
(k)(4)	Registration Rights Agreement**
(l)	Opinion of Counsel to Registrant**
(n)	Consent of Independent Registered Public Accounting Firm**
(p)	Form of Initial Subscription Agreement**
(r)(1)	Code of Ethics of Registrant**
(r)(2)	Code of Ethics of Adviser**
(s)	Power of Attorney**
_________________________________________

*	Filed herewith.

**	To be filed by amendment.
Item 26. Marketing Arrangements
The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.
Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$116
Financial Industry Regulatory Authority fees	650
Printing and engraving expenses	250,000
Legal fees	250,000
Exchange listing fees	151,000
Audit	200,000
Miscellaneous expenses	100,000
Total	$951,766
The amounts set forth above, except for the SEC and FINRA fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.
Item 28. Persons Controlled by or Under Common Control
See “Management” in the Prospectus and “Certain Relationships and Related Party Transactions” in the Statement of Additional Information contained herein.

Prospect Capital Management L.P., a Delaware limited partnership, does not own any shares of the Registrant. Without conceding that Prospect Capital Management controls the Registrant, an affiliate of Prospect Capital Management is the general partner of, and may be deemed to control, the following entities:

Name	Jurisdiction of Organization
Prospect Street Ventures I, LLC	Delaware
Prospect Management Group LLC	Delaware
Prospect Street Broadband LLC	Delaware
Prospect Street Energy LLC	Delaware
Prospect Administration LLC	Delaware
Prospect Capital Fund Management LLC	Delaware
Priority Senior Secured Income Management, LLC	Delaware
Pathway Energy Infrastructure Management, LLC	Delaware
Prospect Street Co-Investment Fund, LLC	Delaware
Prospect Capital Investment Management, LLC	Delaware
Prospect Street Connecticut Capital, Inc.	Massachusetts
Item 29. Number of Holders of Securities
The following table sets forth the number of record holders of the Registrant’s capital shares at April 17, 2015.

Title of Class	Number of Record Holders
Shares of Common Stock	1
Item 30. Indemnification
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management L.P. (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from PYLD for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as the Adviser of PYLD.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from PYLD for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration LLC’s services under the Administration Agreement or otherwise as administrator for PYLD.
The Administrator is authorized to enter into one or more sub-administration agreements with other service providers (each a “Sub-Administrator”) pursuant to which the Administrator may obtain the services of the service providers in fulfilling its responsibilities hereunder. Any such sub-administration agreements shall be in accordance with the requirements of the 1940 Act and other applicable U.S. Federal and state law and shall contain a provision requiring the Sub-Administrator to comply with the same restrictions applicable to the Administrator.
Item 31. Business and Other Connections of Investment Advisers
A description of any other business, profession, vocation, or employment of a substantial nature in which our Adviser, and each director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management—Board of Directors,” and “Executive Officers” and “Investment Advisory Agreement.” Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-77270), and is incorporated herein by reference.
Item 32. Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Prospect Yield Corporation, 10 East 40th Street, 42nd Floor, New York, New York 10016;

(2)	the Transfer Agent, ;

(3)	the Custodian, U.S. Bank National Association, 1719 Range Way, Florence, South Carolina 29501;

(4)	the Adviser, Prospect Capital Management L.P., 10 East 40th Street, 42nd Floor, New York, New York 10016; and

(4)	the administrator, Prospect Administration LLC, 10 East 40th Street, 42nd Floor, New York, New York 10016.
Item 33. Management Services
Not Applicable.

Item 34. Undertakings
1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of this Registration Statement; or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
2. Not applicable.
3. Not applicable.
4. Not applicable.
5. Registrant undertakes that,
(a) For the purpose of determining any liability under the Securities Act of 1933 (the “1933 Act”), the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.
(b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.
6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 17, 2015.

Prospect Yield Corporation, LLC

By	/s/ M. GRIER ELIASEK
	Name:	M. Grier Eliasek
	Title:	Chief Operating Officer
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ M. GRIER ELIASEK
M. Grier Eliasek	As Chief Operating Officer of Prospect Capital Corporation, Managing Member of Prospect Yield Corporation, LLC	April 17, 2015